UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2013

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate*
Inflation Protected Securities
Short Duration Government
Short Duration Income

*Effective July 27, 2012, the Goldman Sachs Ultra-Short Duration Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

Goldman Sachs Short Duration and

Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	3

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	41

Financial Statements	80

Financial Highlights	88

Notes to Financial Statements	100

Report of Independent Registered Public Accounting Firm	126

Other Information	127

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

Fixed income market performance during the 12 months ended March 31, 2013 (the “Reporting Period”) was positive but volatile, as corporate bonds and other riskier sectors of the market posted solid gains even as government bond yields generally declined during the Reporting Period overall.

Riskier fixed income assets, i.e., non-U.S. Treasury sectors, began the Reporting Period under pressure, posting negative returns during the second quarter of 2012 on evidence of slowing global economic growth and renewed tensions in Europe. Core global government bond markets rallied, driving U.S. Treasury and German bund yields to multi-decade lows. U.S. economic data weakened, and the positive trend in U.S. employment data stalled. Still, indicators pointed to modest U.S. economic growth in contrast with a deepening recession in the Eurozone. The U.S. Federal Reserve (the “Fed”) extended Operation Twist to year-end 2012 and reiterated that interest rates were likely to remain low through at least late 2014. At the same time, market expectations for an interest rate cut by the European Central Bank (“ECB”) increased, and China’s central bank lowered its interest rates as manufacturing activity shrank there.

During the summer of 2012, non-U.S. Treasury sectors recovered from their second quarter 2012 decline and rallied as expectations of further policy action by global central banks sparked a search for yield by investors amidst an extremely low interest rate environment. In September 2012, the Fed confirmed the market’s expectations of a third round of quantitative easing, dubbed QE3, with an announcement of open-ended asset purchases. The Fed also extended the likely period of low short-term interest rates to at least mid-2015. Meanwhile, the ECB pledged that upon a formal request for aid by an individual European Union (“EU”) member nation, it would purchase potentially unlimited amounts of distressed government bonds in secondary markets via its Outright Monetary Transactions (“OMT”) program. Still, markets were volatile, as investors focused on Spain, which continued to resist a bailout. Also, global economic growth remained weak, with manufacturing surveys indicating contraction in Europe and China and only minimal expansion in the U.S. The U.S. housing market, however, showed strong signs of recovery.

Market volatility increased in the lead-up to the November 6, 2012 U.S. elections, which returned Barack Obama to the Presidency and slightly increased the Democrat majority in the Senate. Though non-U.S. Treasury sectors faltered briefly, they resumed their rally in December 2012 even as concerns mounted about the then-looming “fiscal cliff” of automatic tax increases and spending cuts scheduled to take effect at year-end 2012. Despite the lack of clarity on the fiscal policy outlook, the monetary policy outlook remained accommodative. The Fed confirmed that sales of short-maturity U.S. Treasuries would cease at year-end 2012 with the expiration of Operation Twist but that its purchases of longer-maturity securities would continue at a pace of $45 billion a month. At the same time, the Fed abandoned its previous calendar guidance on short-term interest rates in favor of an outcome-based approach, focusing on inflation and unemployment levels. Investors’ risk appetite was also driven by improved economic data. U.S. home prices continued to rise in December 2012, and non-farm payroll numbers were better than expected, with the unemployment rate dropping to 7.7%. In the last days of the calendar year, non-U.S. Treasury sectors retraced some of their gains, as investors focused on the eleventh-hour negotiations in Washington, D.C. wherein lawmakers strove to reach an agreement on fiscal policies before the December 31, 2012 deadline.

MARKET REVIEW

In January 2013, investor risk appetite was supported by a last-minute deal on the fiscal cliff, as U.S. lawmakers agreed to extend the Bush-era tax cuts for all but the highest income earners. The rally in the non-U.S. Treasury sectors then cooled and U.S. Treasuries rebounded in February 2013, as market volatility increased primarily on worries about U.S. fiscal policy gridlock and Italy’s elections. The center-left’s failure to gain a majority in the upper house of Italy’s legislature raised concerns about the prospects for a stable coalition government and the country’s commitment to reform. In the U.S., lawmakers appeared unwilling to reach a compromise on spending cuts and revenue raising measures, which had been held over from the fiscal cliff debate, and more rancorous talks loomed on a potential debt ceiling increase during the second quarter of 2013.

In March 2013, tensions resurfaced in the Eurozone, as Cyprus’ bailout by Euro-area finance ministers raised the prospect of a tax on bank deposits, prompting fears of a more widespread run on European banks. Though global markets slid on the news, the impact overall during March was modest. In the U.S., Congress chose to not act on the automatic federal spending cuts known as the sequester, allowing them to start taking effect. Still, the U.S. housing and labor markets continued to show signs of strength, which may mean the Fed could begin laying the groundwork for policy tightening as soon as August 2013.

For the Reporting Period overall, most non-U.S. Treasury sectors outperformed U.S. Treasuries, with the exception of mortgage-backed securities, which faced concerns that the Fed may not maintain QE3 through the end of 2013. High yield corporate bonds posted the strongest performance within the fixed income market. Local emerging market debt, commercial mortgage-backed securities and investment grade corporate bonds also performed strongly. Asset-backed securities and agency securities outpaced U.S. Treasury returns as well, but more modestly so. At the same time, U.S. Treasury yields declined during the Reporting Period across the yield curve, or spectrum of maturities. The yield on the bellwether 10-year U.S. Treasury declined 36 basis points to 1.86%. (A basis point is 1/100th of a percentage point.) Overall, the U.S. Treasury yield curve flattened during the Reporting Period, with rates on longer-term maturities declining more than those on shorter-term maturities.

Looking Ahead

At the end of the Reporting Period, the paths to recovery in the world’s largest economies had diverged, with the U.S. pulling ahead. Both Europe and Japan were underperforming economically. Going forward, we see a slight escalation in the risk of market stress in the Eurozone, as EU leaders adopted a tough approach to Cyprus’ rescue, with possible implications for future bailouts. We believe that in Japan’s case, recent aggressive policy maneuvers could help narrow the gap in the coming quarters. Japan’s policy shift also has broader implications, in our view, as we think its central bank’s new commitment to aggressive monetary stimulus could drive stronger global capital flows and reinvigorate the global liquidity trade.

We maintain our positive views on the U.S., which underpin our constructive global outlook. Our confidence in the U.S. economy is based on the quality of growth seen in the last several months of the Reporting Period. We believe the combination of a robust housing market recovery and increased business investment is likely to generate enough momentum in the private sector to offset the impact of substantial fiscal tightening. Though we see a risk that austerity measures may slow activity in the second quarter of 2013, overall, we think the U.S. recovery is self-sustaining. We see upside potential to our above-consensus forecast for 2.3% economic growth in 2013.

MARKET REVIEW

The situation outside the U.S. is less positive, in our view, but we believe risks to the global economy and markets have subsided over the past year or so. China’s economic growth appears to have stabilized at lower levels, easing fears of a hard landing, or a recession. China’s economy remains highly dependent on fixed asset investment and credit growth, as the transition to consumption-driven growth is still in the early stages of a long-term process. However, we believe the nation’s policy is well balanced to address the risks of asset bubbles, particularly in its property sector, without choking off the recovery. In our view, the key to whether this balance tips to tightening may well be inflation developments over the next six months, and rising food prices pose the biggest risk. That said, Chinese policymakers have managed to maintain growth on target around the 7.5% to 8% range, and we anticipate the same for the foreseeable future.

In the Eurozone, political uncertainty in Italy and Cyprus’ difficult bailout negotiations have highlighted the continued risk of sovereign flare-ups — and thus tail risk has risen, in our view. Tail risk is loosely defined as the probability of rare events taking place that could impact a portfolio of investments. At the end of the Reporting Period, we felt the increase in risk, however, was minimal, and significant deposit flight from peripheral Eurozone banks is unlikely. At the same time, we are wary of adverse consequences if Cyprus’ deal sets a trend toward tougher terms in future loan agreements. Overall, we remain concerned about poor Eurozone growth, with much of the region in recession, and the possibility of further ratings downgrades being very real.

We see a potentially broad impact on the global economy from Japan’s more aggressive monetary policy, which targets a 2% inflation rate within two years. We believe Japan’s redoubled commitment to stimulus signals a regime change that should spur growth and shift the inflation trend from negative to positive. We see three main potential macro and market implications from the Bank of Japan’s policy. First, we believe global economic growth could benefit from an improved outlook in the world’s third-largest economy. Second, we believe the hunt for yield will likely intensify, driving portfolio rebalancing in favor of equities and credit products over Japanese government bonds as well as increased capital flows to higher-yielding markets overseas. Third, in our view, central banks may be more reluctant to tighten policy, wary of attracting capital flows leading to currency appreciation and reduced trade competitiveness.

From an investment perspective, developments toward the end of the Reporting Period reinforce our constructive view of non-U.S. Treasury sectors, especially the corporate credit and non-agency mortgage-backed securities sectors. In corporate credit, robust corporate balance sheets, low volatility and low default should continue to benefit performance, in our view. That said, we are carefully monitoring the corporate credit sector given the sustained rally over the last several months of the Reporting Period, the step-up in Eurozone risks and the potential for a modest pullback in U.S. economic growth during the second quarter of 2013 as further spending cuts come into play. We see considerable stamina in the non-agency mortgage-backed securities sector based on our belief that the U.S. housing market is in the early stages of a five-year recovery, during which we believe that national house prices should appreciate approximately 25%.

As for government sector markets, we see potential for further rallies in core Eurozone rates, and though we expect U.S. Treasury rates to be on a rising trend in 2013, we see an increased risk of near-term volatility on potentially softer second quarter of 2013 data and Eurozone concerns.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, Institutional, Administration and IR Shares generated average annual total returns, without sales charges, of 0.69%, 0.17%, 1.14%, 0.79% and 1.05%, respectively. These returns compare to the 0.26% cumulative total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the BofA ML Six-Month U.S. Treasury Bill Index and 50% of the BofA ML One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.21% and 0.32%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst corporate bonds and government/agency securities also boosted results.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with an overweighted allocation to corporate bonds helping most. Corporate credit performed well during the Reporting Period, as strong demand for high quality securities that offer yield opportunities absorbed an increase in new issuance given the exceptionally low interest rate environment. Also, underlying corporate fundamentals were strong in most industries, with profit margins attractive and cash balances healthy. From an industry perspective, financials led the gains in performance both in the U.S. and Europe. To a more modest degree, the Fund’s overweighted allocation to covered bonds, which are debt securities backed by cash flows from mortgage loans or public sector loans, also helped. The positive effect of the Fund’s allocation to covered bonds was primarily seen during the third quarter of 2012 when risk assets rallied. The Fund’s overweighted exposure to asset-backed securities had a positive impact on its results as well. Asset-backed securities particularly benefited early in the Reporting Period when market technicals, or supply/demand factors, supported the sector. High quality, government guaranteed collateral was favored by investors, boosting demand, while supply was persistently low.

Our individual security selection strategies were the primary contributor to the Fund’s relative results during the Reporting Period, especially individual selection of corporate bonds, U.S. government securities and covered bonds. Within the corporate bond sector, a focus on short-dated, high credit quality issuers within the financials industry contributed most to relative performance. Among U.S. government securities, selection of U.S. Treasuries across the maturity spectrum added value.

PORTFOLIO RESULTS

Detracting modestly was the Fund’s exposure to U.S. swap spreads, which are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s counter-parties, and other economic factors that could influence the terms of the investment’s interest rates.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had no material impact on Fund results during the Reporting Period. U.S. Treasury yields declined during the Reporting Period as a whole, with the 10-year U.S. Treasury yield dropping 36 basis points to end the Reporting Period at 1.86%. (A basis point is 1/100th of a percentage point.) U.S. Treasuries rallied from April 2012 through November 2012 on uncertainty around fiscal policy and elections within the U.S. In September, the Fed confirmed a third round of quantitative easing in an open-ended program, and the European Central Bank offered potentially unlimited government bond purchases on a formal request for aid. Volatility increased in the lead-up to the November 6th U.S. election, and re-election of President Obama had little impact on the fixed income markets. In the last days of 2012, markets focused on the eleventh-hour negotiations in Washington, D.C., as lawmakers strove to reach agreement on fiscal policies ahead of the year-end deadline for automatic spending cuts and the expiration of the Bush-era tax cuts. However, from December 2012 through March 2013, following resolution of much of the uncertainty relative to the U.S. economy, U.S. Treasury yields actually rose.

At the start of the Reporting Period, the Fund maintained a slightly shorter duration position than the Enhanced Income Composite. We maintained that duration positioning through mid-June 2012 and then extended the Fund’s duration through the summer months to a duration longer than that of the Enhanced Income Composite. During the second half of the Reporting Period, the Fund generally maintained a relatively neutral duration positioning compared to the Enhanced Income Composite. The exception was early March 2013, when we briefly shortened the Fund’s duration as the Cyprus bailout heightened concerns about the risk of a euro exit and a capital flight in Europe.

It should be noted that country positioning on the short-term end of the German and Netherlands yield curves did detract somewhat from the Fund’s results during the Reporting Period.

Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to U.S. Treasury securities, agency non-government guaranteed securities and covered bonds decreased during the Reporting Period. A corresponding increase in allocation was concentrated in investment grade corporate bonds and asset-backed securities. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Goldman Sachs Enhanced Income Fund Composite Index[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.69%	0.26%	0.21%	0.32%	0.04%	0.09%
Class B	0.17	0.26	0.21	0.32	-0.64	-0.63
Institutional	1.14	0.26	0.21	0.32	0.39	0.48
Administration	0.79	0.26	0.21	0.32	0.15	0.20
Class IR	1.05	0.26	0.21	0.32	0.30	0.37

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Goldman Sachs Enhanced Income Fund Composite Index is an equal weight blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

[3]	The BofA ML Six-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The BofA ML One-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.77%	0.84%	1.73%	2.41%	8/2/00
Class B	-4.84	0.04	N/A	0.56	6/20/07
Institutional	1.14	1.49	2.25	2.90	8/2/00
Administration	0.79	1.26	2.02	2.67	8/2/00
Class IR	1.05	N/A	N/A	0.61	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years). Class B shares convert automatically to Class A shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Because Institutional Shares, Class IR Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.69%	0.69%
Class B	1.44	1.44
Institutional	0.35	0.35
Administration	0.60	0.60
Class IR	0.44	0.44

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corp., which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the BofA ML One-Year U.S. Treasury-Note Index, BofA ML Six-Month U.S. Treasury-Bill Index, and the Goldman Sachs Enhanced Income Fund Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Administration and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	0.69%	1.15%	1.88%	2.53%
Including sales charges	-0.77%	0.84%	1.73%	2.41%

Class B (Commenced June 20, 2007)
Excluding sales charges	0.17%	0.44%	N/A	0.74%
Including sales charges	-4.84%	0.04%	N/A	0.56%

Institutional (Commenced August 2, 2000)	1.14%	1.49%	2.25%	2.90%

Administration (Commenced August 2, 2000)	0.79%	1.26%	2.02%	2.67%

Class IR (Commenced July 30, 2010)	1.05%	N/A	N/A	0.61%

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 2.26%, 1.50%, 1.50%, 2.61%, 2.07%, 2.51% and 2.00%, respectively. These returns compare to the 2.55% average annual total return of the Fund’s benchmark, the Barclays Government/ Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our cross-sector strategy added the most value. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection within the collateralized sector also contributed significantly to the Fund’s performance during the Reporting Period.

The primary detractor from Fund performance was our duration strategy. Individual issue selection within the government/agency sector also detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	During the Reporting Period, an overweight bias to agency mortgage-backed securities relative to the Barclays Index, implemented via our cross-sector strategy, contributed most positively to the Fund’s relative results. Agency mortgage-backed security spreads, or yield differentials to U.S. Treasuries, tightened during the Reporting Period as a direct result of the Federal Reserve’s (the “Fed”) announcement in September 2012 of a third round of quantitative easing. The Fund’s exposure to non-agency residential mortgage-backed securities was also beneficial, as this sector performed strongly amid a recovery in the U.S. housing market.

Individual issue selection within the collateralized sector contributed positively during the Reporting Period, particularly selection of agency mortgage-backed securities. To a lesser extent, security selection within the asset-backed securities market sector proved effective as well.

Security selection within the government/agency sector slightly detracted from the Fund’s relative results during the Reporting Period. Specifically, selection of agency securities marginally detracted from relative performance.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s U.S. duration and yield curve positioning detracted from results during the Reporting Period. Despite pockets of market volatility, the macroeconomic environment in the U.S. was broadly improving during the Reporting Period, underpinned by the Fed’s ongoing commitment to an accommodative monetary policy. Amidst these conditions, U.S. interest rates generally rose following the second quarter of 2012 through the end of the Reporting Period. We tactically repositioned the Fund’s duration profile throughout the Reporting Period, but generally maintained a steepening bias in the U.S. yield curve, meaning an anticipation that longer-term U.S. Treasury yields would move increasingly higher than shorter-term U.S. Treasury yields. This positioning detracted from the Fund’s relative results, especially during the first quarter of 2013 when interest rates actually declined due to reports of developments in Cyprus and of weaker than expected economic data in the U.S. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve refers to the spectrum of maturities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration, yield curve and country strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund’s position in agency mortgage-backed securities from an overweighted exposure to an underweighted allocation relative to the Barclays Index toward the end of the Reporting Period given what we viewed to be expensive valuations and heightened prepayment risk. We maintained the Fund’s exposure to non-agency mortgage-backed securities. We increased the Fund’s allocation to U.S. Treasury securities during the Reporting Period. Toward the end of the Reporting Period, we reduced the Fund’s duration, moving from a longer than Barclays Index duration to a modestly shorter than Barclays Index duration.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	At the end of March 2013, the Fund had an overweighted allocation relative to the Barclays Index in quasi-government securities, including agency non-government guaranteed securities. To a more modest degree, the Fund also had an overweighted allocation relative to the Barclays Index in asset-backed securities. The Fund was underweighted relative to the benchmark index in U.S. government securities. Within the residential mortgage-backed securities sector, the Fund was underweighted relative to the Barclays Index in mortgage-backed security pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund had a modestly shorter duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Government/ Mortgage Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.26%	2.55%	-0.08%	-0.15%
Class B	1.50	2.55	-0.73	-0.88
Class C	1.50	2.55	-0.74	-0.88
Institutional	2.61	2.55	0.26	0.19
Service	2.07	2.55	-0.24	-0.30
Class IR	2.51	2.55	0.17	0.10
Class R	2.00	2.55	-0.33	-0.39

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Government/Mortgages Index is a combination of the U.S. Government Index and the U.S. Mortgage-Backed Securities (MBS) Index. The U.S. Government Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index. The U.S. MBS Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid adjustable rate mortgages) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Barclays U.S. Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.59%	3.53%	3.74%	5.38%	2/10/93
Class B	-3.57	3.14	3.50	5.09	5/1/96
Class C	0.49	3.55	3.36	4.43	8/15/97
Institutional	2.61	4.68	4.52	5.60	8/15/97
Service	2.07	4.15	3.99	5.07	8/15/97
Class IR	2.51	4.56	N/A	4.63	11/30/07
Class R	2.00	4.08	N/A	4.14	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.92%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.58	0.66
Service	1.08	1.16
Class IR	0.67	0.75
Class R	1.17	1.25

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Government/Mortgage Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	2.26%	4.33%	4.14%	5.58%
Including sales charges	-1.59%	3.53%	3.74%	5.38%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	1.50%	3.55%	3.50%	5.09%
Including contingent deferred sales charges	-3.57%	3.14%	3.50%	5.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.50%	3.55%	3.36%	4.43%
Including contingent deferred sales charges	0.49%	3.55%	3.36%	4.43%

Institutional (Commenced August 15, 1997)	2.61%	4.68%	4.52%	5.60%

Service (Commenced August 15, 1997)	2.07%	4.15%	3.99%	5.07%

Class IR (Commenced November 30, 2007)	2.51%	4.56%	N/A	4.63%

Class R (Commenced November 30, 2007)	2.00%	4.08%	N/A	4.14%

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.44%, 0.78%, 0.41% and 0.69%, respectively. These returns compare to the 0.12% average annual total return of the Fund’s new benchmark, the BofA ML Three-Month U.S. Treasury Bill Index.* To compare, the Fund’s former benchmark, the Goldman Sachs Ultra-Short Duration Government Fund Composite Index (the “Ultra-Short Duration Government Fund Composite Index”), posted an 0.26% average annual total return during the same period. The Ultra-Short Duration Government Fund Composite Index is comprised 50% of the BofA ML Six-Month U.S. Treasury Bill Index and 50% of the BofA ML One-Year U.S. Treasury Note Index, which generated average annual total returns of 0.21% and 0.32%, respectively, over the same period.

Q	Were there any changes to the Fund during the Reporting Period?

A	To enhance our ability to protect against rising rates and provide a competitive yield, the Goldman Sachs Ultra Short Duration Government Fund was renamed and repositioned as the Goldman Sachs High Quality Floating Rate Fund effective July 27, 2012. As of that date, the Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of

*	Effective July 27, 2012, the Fund’s performance benchmark was changed from the Goldman Sachs Ultra-Short Duration Government Fund Composite Index to the BofA ML Three Month U.S. Treasury Bill Index, which the Investment Adviser believes is a more appropriate benchmark against which to measure the Fund’s performance, in light of changes to the Fund’s investment strategies.
purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. While certain of the Fund’s investment strategies and policies changed and the Fund’s benchmark index changed, there was no change to the Fund’s investment objective or credit profile.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary positive contributor to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst corporate bonds, asset-backed securities and U.S. government securities also added to relative performance.

Our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	Which fixed income market sectors most significantly affected Fund performance?

A

Sector positioning contributed positively to the Fund’s results during the Reporting Period, with an allocation to agency mortgage-backed securities helping most, as the Federal Reserve (the “Fed”) made an open-ended commitment to buy $40 billion in mortgage-backed securities per month and extended its Operation Twist program until year-end 2012. Additionally, demand for

PORTFOLIO RESULTS

agency mortgage-backed securities was robust, as investors sought high quality non-U.S. Treasury products amidst an exceptionally low interest rate environment. The Fund’s exposure to corporate bonds also added value. Corporate credit performed well during the Reporting Period, as strong demand for high quality securities that offer yield opportunities absorbed an increase in new issuance given persistently low interest rates. Also, underlying corporate fundamentals were strong in most industries, with profit margins attractive and cash balances healthy. The Fund’s exposure to asset-backed securities was also additive.

Individual issue selection amongst asset-backed securities within our collateralized strategy contributed positively to the Fund’s relative results during the Reporting Period. The Fund’s issue selection of adjustable-rate mortgages (“ARMs”) and of short-term U.S. Treasuries also boosted the Fund’s relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to an underweighted position in long-term maturity U.S. Treasuries held throughout but detracting most late in the Reporting Period. Core government benchmark yields ended the Reporting Period lower, with events in Europe weighing on market sentiment. Indeed, a flight-to-quality trade resumed in February 2013 given that Italy made little progress on forming a stable government and Cyprus’ bailout negotiations raised tensions in the region. The bailout heightened concerns about the risk of a euro exit and a capital flight in Europe. We grew increasingly concerned about policy extremism in Europe.

For the Reporting Period overall, long-term U.S. Treasury rates steepened, as aggressive quantitative easing by the Fed pushed the inflation premium at the long-term end of the yield curve higher. We maintained a long duration position relative to the Fund’s benchmark index through the majority of the Reporting Period, having shifted from a shorter duration position than the benchmark index in mid-April 2012 in response to deteriorating economic data and fears over escalation of the sovereign debt crisis. The third quarter of 2012 exhibited volatility in the rates markets due to uncertainty regarding the leadership of the world’s two largest economies — the U.S. and China. Uncertainty over the timing of a deal for the so-called U.S. fiscal cliff also weighed on the markets in the U.S. in the last months of 2012. We shifted the Fund to a shorter duration position than the BofA ML Three-Month U.S. Treasury Bill Index in February 2013 and most of March. We scaled back the duration position late in the Reporting Period due to the increased risks of contagion in Europe. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Due to the change in the Fund’s strategy effective July 27, 2012, the portfolio’s allocation to ARMs, collateralized mortgage obligations (“CMOs”) and asset-backed securities increased significantly during the Reporting Period. A corresponding decrease in allocation was concentrated in U.S. Treasury securities and quasi-government securities. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	While the Fund is benchmarked to U.S. Treasuries, it held all of its assets in non-Treasury sectors not represented in the BofA ML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities and asset-backed securities. The Fund had a modest allocation to U.S. Treasury securities and had no exposure quasi-government securities at the end of the Reporting Period.

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	BofA ML Three Month U.S. Treasury Bill Index[2]	Goldman Sachs Ultra-Short Duration Government Fund Composite Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	0.44%	0.12%	0.26%	0.14%	-0.15%
Institutional	0.78	0.12	0.26	0.50	0.19
Service	0.41	0.12	0.26	0.00	-0.31
Class IR	0.69	0.12	0.26	0.40	0.09

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by BofA Merrill Lynch. The BofA ML Three-Month U.S. Treasury Bill Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The Goldman Sachs Ultra-Short Duration Government Fund Composite Index is an equal blend of the BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index.

The BofA ML Six-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The BofA ML One-Year U.S. Treasury Note Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. BofA ML Six-Month U.S. Treasury Bill Index and the BofA ML One-Year U.S. Treasury Note Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in unmanaged indexes.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.02%	0.27%	1.46%	3.10%	5/15/95
Institutional	0.78	0.92	1.96	3.76	7/17/91
Service	0.41	0.45	1.49	2.71	3/27/97
Class IR	0.69	0.81	N/A	0.79	11/30/07

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The	returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.74%	0.90%
Institutional	0.40	0.56
Service	0.90	1.06
Class IR	0.49	0.65

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the BofA ML Three-Month U.S. Treasury Bill Index (effective after the close of business on July 27, 2012), and the Fund’s former benchmark, the Goldman Sachs Ultra-Short Duration Government Fund Composite Index, which is comprised of the BofA ML One-Year U.S. Treasury Note Index and the BofA ML Six-Month U.S. Treasury Note Bill Index are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less that their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service, and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	0.44%	0.58%	1.61%	3.19%
Including sales charges	-1.02%	0.27%	1.46%	3.10%

Institutional (Commenced July 17, 1991)	0.78%	0.92%	1.96%	3.76%

Service (Commenced March 27, 1997)	0.41%	0.45%	1.49%	2.71%

Class IR (Commenced November 30, 2007)	0.69%	0.81%	N/A	0.79%

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 5.37%, 4.57%, 5.71%, 5.63% and 5.10%, respectively. These returns compare to the 5.68% average annual total return of the Fund’s benchmark, the Barclays U.S. TIPS Index (“Barclays Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection of various maturity Treasury inflation protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period. Our duration strategy also contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. None of our strategies materially detracted from relative results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall. In addition, our active management around TIPS auctions contributed positively to the Fund’s results during the Reporting Period. We held an overweight bias toward TIPS on the short-term end of the TIPS yield curve versus the long-term end of the TIPS yield curve during the Reporting Period, and these selection strategies boosted the Fund’s results relative to the Barclays Index. Particularly helpful were the Fund’s positioning in the less than seven-year portion of the TIPS yield curve during the second quarter of 2012 and the Fund’s exposure to the slightly more than seven-year portion of the TIPS yield curve, still considered short-term maturities, during the summer months of 2012.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Active U.S. duration positioning contributed positively, albeit modestly, to the Fund’s performance during the Reporting Period. We shifted from a shorter U.S. duration position than the Barclays Index in April 2012 to a longer U.S. duration position than the Barclays Index in May 2012, a stance we maintained into early August. The Fund’s positioning detracted during the second quarter of 2012, as U.S. Treasury yields generally declined on continued worries surrounding the Eurozone markets, specifically in Italy and Spain. However, the Fund’s positioning helped during the third quarter of 2012, as rates rose on risk assets rallying and the Federal Reserve’s (the “Fed”) introduction of its third round of quantitative easing in an open-ended program. We then shifted to a more neutral duration position in the Fund compared to the Barclays Index for much of the fourth quarter. Toward the end of 2012, we moved to a shorter duration position than the Barclays Index, as we felt the positive momentum in U.S. economic data would put pressure on rates to move higher. We held this duration positioning through most of the first quarter of 2013. However, rates continued to fall during the first quarter of 2013 on worries surrounding the Eurozone situation, particularly about the Cyprus banks. As interest rate volatility picked up during the first quarter of 2013, the Fund’s duration positioning detracted, partially offsetting some of the positive contribution from earlier in the Reporting Period. The Fund ended the Reporting Period with a duration only modestly shorter than that of the Barclays Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed the inflation exposure in the Fund via varying allocations to TIPS throughout the Reporting Period. Also, as already discussed, we adjusted the Fund’s duration positioning as market conditions shifted during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	At the end of March 2013, the Fund had all of its total net assets invested in TIPS. The Fund had only a modestly shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.37%	5.68%	1.11%	0.96%
Class C	4.57	5.68	0.42	0.28
Institutional	5.71	5.68	1.50	1.35
Class IR	5.63	5.68	1.41	1.26
Class R	5.10	5.68	0.91	0.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The Fund invests in US TIPS bonds and similar inflation protected securities, and the 30-Day Standardized Yield of the Fund, as quoted above, includes the positive or negative income effect on those bonds of changes in the rate of inflation. When inflation factors increase, we expect the Fund’s 30-Day Standardized Yield to be higher than if the effects of inflation were excluded, and when the inflation factors decrease, we expect the Fund’s 30-Day Standardized Yield to be lower than if the effects of inflation were excluded. Relatively small changes in the rate of inflation can have significant positive or negative impacts on the 30-Day Standardized Yield of the Fund. To the extent the Yield shown above includes the positive effect of a rise in inflation, it may not be repeated. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	1.46%	4.69%	6.33%	8/31/07
Class C	3.53	4.71	6.34	8/31/07
Institutional	5.71	5.85	7.49	8/31/07
Class IR	5.63	5.72	6.50	11/30/07
Class R	5.10	5.24	6.02	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 4.5%, which is not reflected in the figures shown. Because Institutional Shares, Class IR Shares and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.62%	0.83%
Class C	1.37	1.58
Institutional	0.28	0.49
Class IR	0.37	0.58
Class R	0.87	1.08

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to exclusion of certain derivatives, if any, as listed in the Additional Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.61 and 9.3 years, respectively, at March 31, 2013 and March 31, 2012.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	5.37%	5.49%	7.06%
Including sales charges	1.46%	4.69%	6.33%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	4.57%	4.71%	6.34%
Including contingent deferred sales charges	3.53%	4.71%	6.34%

Institutional (Commenced August 31, 2007)	5.71%	5.85%	7.49%

Class IR (Commenced November 30, 2007)	5.63%	5.72%	6.50%

Class R (Commenced November 30, 2007)	5.10%	5.24%	6.02%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.32%, -0.16%, -0.06%, 0.66%, 0.26% and 0.67%, respectively. These returns compare to the 0.46% average annual total return of the Fund’s benchmark, the BofA ML Two-Year U.S. Treasury Note Index, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our cross-sector strategy contributed positively to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection amongst agency mortgage-backed securities and U.S. government securities contributed positively. However, this was largely offset by the detracting effect of individual issue selection amongst agency debentures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary contributor to the Fund’s results during the Reporting Period, with exposures to agency mortgage-backed securities and agency debentures helping most. Agency mortgage-backed securities outperformed duration-neutral U.S. Treasuries, as the Federal Reserve (the “Fed”) made an open-ended commitment to buy $40 billion in mortgage-backed securities per month and also extended its Operation Twist program until year-end 2012. Further, demand for agency mortgage-backed securities was robust, as investors sought high quality spread, or non-U.S. Treasury, products in an exceptionally low interest rate environment. In our view, President Obama’s re-election indicates that highly accommodative Fed policy is likely to continue. Toward the end of the Reporting Period, investor concerns around the possibility of an earlier than expected end to Fed purchases put some downward pressure on the sector. As for agency debentures, the European Central Bank’s decision to cut its deposit rate to zero served to intensify the hunt for yield, benefiting these securities’ performance.

Detracting modestly from the Fund’s relative performance was the Fund’s exposure to U.S. swap spreads, which are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s counter-parties, and other economic factors that could influence the terms of the investment’s interest rates.

PORTFOLIO RESULTS

Effective individual selection of collateralized mortgage obligations (“CMOs”) and mortgage-backed securities, with a focus on pass-throughs, added value during the Reporting Period. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) In addition, effective individual selection of U.S. government securities helped, as we especially sought short-term and intermediate-term securities. These positive contributors were mostly offset by the detracting effect of individual issue selection among U.S. agency debentures.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. A shorter duration than the BofA ML Two-Year U.S. Treasury Note Index through most of April 2012 detracted from Fund returns, as interest rates declined during that month. Politics dominated European news in April, as the Dutch government collapsed and markets focused on the broader implications of new leadership in both France and Greece. We shifted to a longer duration than the BofA ML Two-Year U.S. Treasury Note Index in early May and modestly extended duration further by early October 2012. The Fund had a shorter duration than the BofA ML Two-Year U.S. Treasury Note Index through November 2012, as volatility increased in the lead-up to the November 6th U.S. elections. The Fund’s short duration position detracted from returns, as risk assets rallied and the re-election of President Obama had little impact on the short duration markets. We maintained the longer duration position relative to the BofA ML Two-Year U.S. Treasury Note Index through most of the remainder of the Reporting Period, modestly extending duration further early in 2013 as prospects of more political conflict over spending cuts and the debt ceiling was anticipated to weigh on market sentiment. The exception was in late February 2013, when we actually reduced the Fund’s duration to a shorter U.S. duration than the benchmark index, as core government rates began moving higher as investors continued a rotation into riskier assets, supported by more positive global economic data. The Fund covered some of its short duration position in March, but we maintained our overall negative view on rates through the end of the Reporting Period. Italy’s elections drove volatility in global risk markets at the end of February 2013, as the center-left’s failure to gain a majority in Italy’s Upper House raised concerns about prospects for a stable coalition government and the country’s commitment to reform. Additionally, the Cyprus bailout heightened concerns about the risk of a euro exit. We grew increasingly concerned about policy extremism in Europe. In our view, the events in Cyprus further undermined the growth outlook for the Eurozone and increased the likelihood of easing by the European Central Bank. Additionally, tougher terms on Cyprus’ rescue raised the risk of capital flight from weaker European banks. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable. The Fund used forward sales contracts and futures contracts to help manage duration.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to quasi-government securities decreased during the Reporting Period. A corresponding increase in allocation was concentrated in mortgage-backed pass-throughs and in U.S. government securities. Additionally, as indicated earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.32%	0.46%	-0.03%	-0.10%
Class B	-0.16	0.46	-0.62	-0.84
Class C	-0.06	0.46	-0.42	-0.84
Institutional	0.66	0.46	0.31	0.24
Service	0.26	0.46	-0.18	-0.26
Class IR	0.67	0.46	0.22	0.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued 2-year US Treasury note. The index is rebalanced monthly. In order to qualify for inclusion, a 2-year note must be auctioned on or before the third business day before the last business day of the month. The BofA ML Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.21%	2.04%	2.74%	4.01%	5/1/97
Class B	-2.16	1.82	2.40	3.80	5/1/97
Class C	-0.71	1.80	2.23	3.30	8/15/97
Institutional	0.66	2.70	3.26	5.41	8/15/88
Service	0.26	2.21	2.75	4.12	4/10/96
Class IR	0.67	2.62	N/A	3.14	11/30/07

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares of the Fund was 2.0%, which is not reflected in the figures shown. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.84%	0.87%
Class B	1.44	1.62
Class C	1.24	1.62
Institutional	0.50	0.53
Service	1.00	1.03
Class IR	0.59	0.62

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the BofA ML Two-Year U.S. Treasury Note Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.32%	2.34%	2.89%	4.10%
Including sales charges	-1.21%	2.04%	2.74%	4.01%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	-0.16%	1.82%	2.40%	3.80%
Including contingent deferred sales charges	-2.16%	1.82%	2.40%	3.80%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.06%	1.80%	2.23%	3.30%
Including contingent deferred sales charges	-0.71%	1.80%	2.23%	3.30%

Institutional (Commenced August 15, 1988)	0.66%	2.70%	3.26%	5.41%

Service (Commenced April 10, 1996)	0.26%	2.21%	2.75%	4.12%

Class IR (Commenced November 30, 2007)	0.67%	2.62%	N/A	3.14%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 3.69%, 3.19%, 4.04%, 3.94% and 3.40%, respectively. These returns compare to the 2.77% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. Corporate Bonds Index 1-5 Years and 50% of the Barclays 1-5 Year U.S. Government Index, which generated average annual total returns of 4.31% and 1.24%, respectively, over the same time period. To compare, the Barclays U.S. Government/Credit 1-5 Year Index generated an average annual total return of 1.96% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy was the primary positive contributor to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy had a modestly negative impact on Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Bottom-up individual issue selection amongst corporate bonds, collateralized securities and government bonds contributed positively to the Fund’s results, while individual issue selection amongst emerging market debt detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning overall contributed positively to the Fund’s results during the Reporting Period, with an allocation to agency mortgage-backed securities helping most, as the Federal Reserve (the “Fed”) made an open-ended commitment to buy $40 billion in mortgage-backed securities per month and extended its Operation Twist program until year-end 2012. Further, demand for agency mortgage-backed securities was robust, as investors sought high quality spread, or non-U.S. Treasury, products amidst an exceptionally low interest rate environment.

The Fund’s exposure to corporate bonds added to performance. Corporate credit performed well during the Reporting Period, as strong demand for high quality securities that offer yield opportunities absorbed an increase in new issuance given the persistently low interest rates. Also, underlying corporate fundamentals were strong in most industries, with profit margins attractive and cash balances healthy. The Fund’s exposure to emerging market debt also boosted results, mostly driven by the accommodative policies of central banks across many emerging economies.

Detracting modestly from the Fund’s relative performance was the Fund’s underweighted allocation to agency securities. Also hurting was the Fund’s exposure to U.S. swap spreads, which are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s counter-parties, and other economic factors that could influence the terms of the investment’s interest rates.

PORTFOLIO RESULTS

Individual issue selection of agency collateralized mortgage obligations (“CMOs”), mortgage-backed security pass-throughs and commercial mortgage-backed securities proved effective. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Selection amongst high yield corporate bonds, especially within the industrials sector, benefited the Fund’s relative results as did individual issue selection among U.S. government and agency securities. Individual issue selection amongst emerging market debt detracted, especially selection of the external debt of Argentina, Venezuela and Brazil.

As we continued to deploy cash from the initial launch of the Fund on February 29, 2012, market transaction costs detracted from the Fund’s relative results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a modestly negative impact on results during the Reporting Period, with the majority of negative return attributable to an underweighted position in the one-, three- and 20-year segments of the U.S. Treasury yield curve during the first half of the Reporting Period. The Fund’s underweighted exposure to U.S. interest rates overall detracted from the Fund’s performance during the second half of the Reporting Period, as we put on a steepening position, meaning an anticipation that longer-term U.S. Treasury yields would move increasingly higher than shorter-term U.S. Treasury yields. Core government benchmark yields ended the Reporting Period lower, with events in Europe weighing on market sentiment. Indeed, a flight-to-quality trade resumed in February 2013 given that Italy made little progress on forming a stable government and Cyprus’ bailout negotiations raised tensions in the region. The bailout heightened concerns about the risk of a euro exit and a capital flight in Europe. We grew increasingly concerned about policy extremism in Europe. Long-term U.S. Treasury rates steepened during the Reporting Period, as aggressive quantitative easing by the Fed pushed the inflation premium at the long-term end of the yield curve higher.

An underweighted position in Japanese government securities detracted from the Fund’s results during the second half of the Reporting Period. The Bank of Japan’s new 2% inflation goal was looking more difficult to achieve after data showing consumer prices fell 0.3% in January 2013, the eighth consecutive monthly decline. Governor Kuroda’s first meeting as Bank of Japan governor signaled an aggressive policy shift with the announcement of a two-year time horizon to get inflation up to the 2% target. Measures to help the Bank of Japan achieve this included an increase in Japanese government bond purchases from four trillion yen to seven trillion yen per month and an expansion of the central bank’s riskier asset holdings through additional purchases via exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”).

On the positive side, an overweighted position in intermediate-maturity German bund rates added to the Fund’s performance, as investors sought more safe-haven securities.

Overall, at the start of the Reporting Period, the Fund maintained a shorter duration position than the Short Duration Income Composite. We extended the portfolio’s duration positioning in early May to a longer duration than the benchmark index, reverting back to a short to neutral position relative to the benchmark index several times as the Reporting Period progressed. The Fund ended the Reporting Period with a shorter duration position than the Short Duration Income Composite. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocation to domestic sovereign bonds and agency mortgage-backed security pass-throughs decreased during the Reporting Period, as we continued to build the portfolio since its launch on February 29, 2012. Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. Corporate Bonds Index 1-5 Year and the Barclays 1-5 Year U.S. Government Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging market debt. The Fund had no exposure to government bonds and held only a minimal allocation to quasi-government securities at the end of the Reporting Period.

FUND BASICS

Short Duration Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Short Duration Income Fund Composite Index[2]	Barclays U.S. Corporate Bonds Index, 1-5 Years[3]	Barclays 1-5 Year U.S. Government Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	3.69%	2.77%	4.31%	1.24%	0.81%	0.35%
Class C	3.19	2.77	4.31	1.24	0.48	-1.19
Institutional	4.04	2.77	4.31	1.24	1.22	-0.20
Class IR	3.94	2.77	4.31	1.24	1.13	-0.18
Class R	3.40	2.77	4.31	1.24	0.65	-0.65

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Short Duration Income Composite Index is comprised of the Barclays U.S. Corporate Bonds Index, 1-5 Years (50%) and the Barclays 1-5 Year U.S. Government Index (50%).

[3]	The Barclays U.S. Corporate Bonds Index, 1-5 Years provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. It is not possible to invest directly in an index.

[4]	The Barclays 1-5 Year U.S. Government Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. It is not possible to invest directly in an index.

[5]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/13	One Year	Since Inception	Inception Date
Class A	2.15%	1.67%	2/29/2012
Class C	2.53	2.66	2/29/2012
Institutional	4.04	3.51	2/29/2012
Class IR	3.94	3.41	2/29/2012
Class R	3.40	2.88	2/29/2012

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	6.23%
Class C	1.20	6.98
Institutional	0.46	5.89
Class IR	0.55	5.98
Class R	1.05	6.48

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent U.S. Treasury Bill and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Short Duration Income Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	3.69%	3.07%
Including sales charges	2.15%	1.67%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	3.19%	2.66%
Including contingent deferred sales charges	2.53%	2.66%

Institutional (Commenced February 29, 2012)	4.04%	3.51%

Class IR (Commenced February 29, 2012)	3.94%	3.41%

Class R (Commenced February 29, 2012)	3.40%	2.88%

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 60.3%
Aerospace/Defense(a) – 0.4%
General Dynamics Corp.
$1,525,000	1.000%	11/15/17	$1,513,110

Banks – 28.0%
Abbey National Treasury Services PLC
1,675,000	2.875	04/25/14	1,697,731
ANZ National (International) Ltd.(b)
1,700,000	6.200	07/19/13	1,729,638
Australia & New Zealand Banking Group Ltd.
3,475,000	0.900	02/12/16	3,482,231
Bank of America Corp.
3,175,000	6.000	09/01/17	3,679,548
Bank of Nova Scotia
2,625,000	0.750	10/09/15	2,618,703
Bank of Scotland PLC(b)
1,400,000	5.250	02/21/17	1,602,609
Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
1,800,000	2.600	01/22/13	1,801,838
BPCE SA(b)(c)
1,875,000	2.046	02/07/14	1,895,618
Capital One Financial Corp.
3,825,000	2.125	07/15/14	3,882,597
Citigroup, Inc.
2,030,000	3.953	06/15/16	2,184,829
1,425,000	6.125	11/21/17	1,680,414
Cooperatieve Centrale Raiffeisen – Boerenleenbank BA(c)
3,450,000	0.760	03/18/16	3,456,120
DnB Boligkreditt AS(b)
11,500,000	2.900	03/29/16	12,198,567
1,400,000	1.450	03/21/19	1,406,276
ING Bank NV(b)
1,600,000	2.000	09/25/15	1,625,600
1,875,000	1.375	03/07/16	1,866,169
JPMorgan Chase & Co.
2,600,000	1.875	03/20/15	2,644,442
1,225,000	3.450	03/01/16	1,301,716
Mizuho Corporate Bank Ltd.(b)
1,475,000	2.550	03/17/17	1,531,087
1,150,000	1.550	10/17/17	1,145,738
Morgan Stanley
550,000	3.450	11/02/15	574,298
700,000	4.750	03/22/17	771,687
Nordea Bank AB(b)(c)
3,450,000	1.205	01/14/14	3,472,059
Nordea Eiendomskreditt AS(b)(c)
4,000,000	0.725	04/07/14	4,014,580
Northern Rock Asset Management PLC(b)
1,400,000	5.625	06/22/17	1,627,455
Royal Bank of Canada
1,775,000	0.850	03/08/16	1,774,792
Sparebank 1 Boligkreditt AS(b)
15,600,000	2.625	05/26/16	16,404,001
Standard Chartered PLC(b)
3,625,000	3.850	04/27/15	3,827,637

Corporate Obligations – (continued)
Banks – (continued)
Sumitomo Mitsui Banking Corp.(b)(c)
$3,400,000	1.252%	07/22/14	$3,426,438
Svenska Handelsbanken AB(c)
2,875,000	0.732	03/21/16	2,874,994
Swedbank Hypotek AB(b)(c)
1,100,000	0.734	03/28/14	1,103,913
UBS AG
1,526,000	3.875	01/15/15	1,609,269
Wells Fargo & Co.
2,700,000	1.250	02/13/15	2,730,189

97,642,783

Chemicals(a) – 0.9%
Praxair, Inc.
3,125,000	1.050	11/07/17	3,103,559

Electric(a) – 3.2%
Alabama Power Co.
450,000	0.550	10/15/15	449,523
Commonwealth Edison Co.
3,225,000	1.625	01/15/14	3,253,828
PacifiCorp
2,675,000	5.450	09/15/13	2,735,150
Southern Co.
875,000	4.150	05/15/14	909,722
Virginia Electric and Power Co.
900,000	1.200	01/15/18	901,077
Wisconsin Electric Power Co.
2,875,000	6.000	04/01/14	3,026,689

11,275,989

Energy – 3.0%
Apache Corp.(a)
2,975,000	6.000	09/15/13	3,047,676
BP Capital Markets PLC
2,675,000	3.125	10/01/15	2,823,424
Chevron Corp.(a)
1,400,000	1.104	12/05/17	1,403,839
EnCana Corp.(a)
625,000	4.750	10/15/13	637,832
Total Capital Canada Ltd.(a)
2,425,000	1.625	01/28/14	2,449,735

10,362,506

Finance – 3.1%
Caterpillar Financial Services Corp.
1,875,000	0.700	11/06/15	1,876,622
CDP Financial, Inc.(a)(b)
8,600,000	3.000	11/25/14	8,936,337

10,812,959

Food and Beverage – 3.5%
Anheuser-Busch InBev Worldwide, Inc.(a)
2,725,000	0.800	07/15/15	2,730,163
Diageo Finance BV
3,700,000	5.500	04/01/13	3,700,000

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
PepsiCo, Inc.(a)
$2,800,000	0.700%	02/26/16	$2,797,890
Unilever Capital Corp.(a)
2,775,000	0.850	08/02/17	2,756,938

11,984,991

Health Care Services(a) – 1.8%
Covidien International Finance SA
2,525,000	2.800	06/15/15	2,625,776
McKesson Corp.
950,000	3.250	03/01/16	1,012,525
UnitedHealth Group, Inc.
2,725,000	1.400	10/15/17	2,741,328

6,379,629

Internet(a) – 0.2%
eBay, Inc.
575,000	1.350	07/15/17	579,466

Life Insurance(b) – 3.0%
Metropolitan Life Global Funding I
3,437,000	5.125	06/10/14	3,622,787
Principal Life Global Funding II
3,200,000	1.125	09/18/15	3,209,997
Sun Life Financial Global Funding LP(c)
3,750,000	0.574	10/06/13	3,749,426

10,582,210

Media – Non Cable – 2.5%
NBCUniversal Enterprise, Inc.(b)(c)
3,500,000	0.817	04/15/16	3,497,589
Reed Elsevier Capital, Inc.(a)
450,000	7.750	01/15/14	474,196
The Walt Disney Co.(a)
1,525,000	0.450	12/01/15	1,521,116
Thomson Reuters Corp.(a)
3,209,000	5.950	07/15/13	3,259,076

8,751,977

Metals & Mining(a) – 0.5%
Rio Tinto Finance USA PLC
1,750,000	2.000	03/22/17	1,790,886

Noncaptive – Financial – 2.1%
American Express Credit Corp.
3,650,000	2.750	09/15/15	3,816,681
General Electric Capital Corp.
2,875,000	5.625	09/15/17	3,366,150

7,182,831

Pharmaceuticals(a) – 1.6%
AbbVie, Inc.(b)
1,750,000	1.750	11/06/17	1,769,846
Allergan, Inc.
325,000	1.350	03/15/18	327,280
GlaxoSmithKline Capital PLC
1,350,000	0.750	05/08/15	1,356,016

Corporate Obligations – (continued)
Pharmaceuticals(a) – (continued)
GlaxoSmithKline Capital PLC – (continued)
$2,225,000	0.700%	03/18/16	$2,226,546

5,679,688

Real Estate Investment Trust(a) – 1.4%
Simon Property Group LP
2,475,000	4.200	02/01/15	2,609,298
WEA Finance LLC/WT Finance Australia Property Ltd.(b)
2,025,000	7.500	06/02/14	2,175,755

4,785,053

Technology(a) – 1.2%
Hewlett-Packard Co.
2,420,000	6.125	03/01/14	2,534,090
Oracle Corp.
1,775,000	1.200	10/15/17	1,776,272

4,310,362

Tobacco – 1.0%
Philip Morris International, Inc.
3,300,000	6.875	03/17/14	3,503,887

Transportation(a) – 0.7%
United Parcel Service, Inc.
2,275,000	1.125	10/01/17	2,282,109

Wireless Telecommunications – 1.8%
ALLTEL Corp.
1,350,000	6.500	11/01/13	1,396,715
Verizon Communications, Inc.
1,625,000	0.700	11/02/15	1,615,622
Vodafone Group PLC(a)
3,275,000	5.000	12/16/13	3,378,238

6,390,575

Wirelines Telecommunications(a) – 0.4%
France Telecom SA
1,325,000	4.375	07/08/14	1,382,175

TOTAL CORPORATE OBLIGATIONS
(Cost $207,704,216)			$210,296,745

Agency Debentures – 1.2%
FNMA
$2,400,000	4.125%	04/15/14	$2,497,697
1,700,000	0.375 (d)	03/16/15	1,702,738

TOTAL AGENCY DEBENTURES
(Cost $4,185,286)			$4,200,435

Asset-Backed Securities – 16.6%
Auto – 10.0%
Ally Auto Receivables Trust Series 2010-4, Class A3
$1,234,802	0.910%	11/17/14	$1,236,014
Ally Master Owner Trust Series 2012-5, Class A
4,600,000	1.540	09/15/19	4,622,753

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Auto – (continued)
CarMax Auto Owner Trust Series 2011-3, Class A2
$1,907,580	0.700%	11/17/14	$1,908,725
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1
2,900,000	0.740	09/15/16	2,906,674
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2(c)
2,800,000	0.583	01/15/18	2,806,164
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(c)
4,400,000	0.553	09/15/16	4,400,000
Harley-Davidson Motorcycle Trust Series 2012-1, Class A2
4,316,457	0.500	08/15/15	4,317,077
Huntington Auto Trust Series 2012-1, Class A3
4,000,000	0.810	09/15/16	4,018,562
Motor PLC Series 2012-A, Class A1B(b)(c)
3,250,000	0.704	02/25/20	3,253,777
Motor PLC Series 2012-A, Class A1C(b)
1,000,000	1.286	02/25/20	1,006,963
Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
2,400,000	0.680	06/15/15	2,404,912
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4
1,887,216	2.140	08/22/16	1,900,634

34,782,255

Home Equity(c) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	31,038
Centex Home Equity Series 2004-D, Class MV3
137,626	1.204	09/25/34	20,589
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
53,451	2.454	05/25/34	13,430

65,057

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
48,025	4.350	04/15/40	50,244

Student Loan(c) – 6.6%
Access Group, Inc. Series 2002-1, Class A2
395,138	0.464	09/25/25	394,584
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
375,452	0.394	09/25/23	375,078
College Loan Corp. Trust Series 2004-1, Class A3
38,665	0.461	04/25/21	37,905
College Loan Corp. Trust Series 2004-1, Class A4
1,050,000	0.491	04/25/24	1,022,551
College Loan Corp. Trust Series 2005-1, Class A2
7,000,000	0.401	07/25/24	6,843,074
Education Funding Capital Trust I Series 2004-1, Class A2
726,131	0.440	12/15/22	724,320

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Education Loan Asset-Backed Trust Series 2012-1, Class A1
$1,801,261	0.654%	06/25/22	$1,801,288
Educational Services of America, Inc. Series 2010-1, Class A1(b)
1,497,765	1.151	07/25/23	1,511,685
Northstar Education Finance, Inc. Series 2005-1, Class A1
293,630	0.401	10/28/26	292,717
Northstar Education Finance, Inc. Series 2012-1, Class A(b)
4,129,667	0.904	12/26/31	4,130,246
Scholar Funding Trust Series 2012-B, Class A1(b)
605,956	0.604	10/28/25	604,219
SLM Student Loan Trust Series 2007-1, Class A3
679,506	0.331	07/25/18	679,462
SLM Student Loan Trust Series 2007-2, Class A2
2,181,892	0.301	07/25/17	2,178,389
SLM Student Loan Trust Series 2012-6, Class A1
1,542,572	0.364	02/27/17	1,543,169
Sun Trust Student Loan Trust Series 2006-1A, Class A2(b)
170,017	0.401	07/28/20	170,005
US Education Loan Trust LLC Series 2006-1, Class A2(b)
556,265	0.417	03/01/25	553,843

22,862,535

TOTAL ASSET-BACKED SECURITIES
(Cost $57,879,023)			$57,760,091

Foreign Debt Obligations – 1.5%
Sovereign(b) – 0.3%
Kommunalbanken AS
$1,100,000	1.000%	09/26/17	$1,104,138
Supranational(c) – 1.2%
Inter-American Development Bank
4,100,000	0.739	05/20/14	4,125,391

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $5,217,857)			$5,229,529

Government Guarantee Obligations(e) – 12.6%
Achmea Hypotheekbank NV(b)(c)
$8,200,000	0.648%	11/03/14	$8,199,975
BRFkredit A/S(b)(c)
10,800,000	0.554	04/15/13	10,799,946
Kreditanstalt fuer Wiederaufbau(c)
15,800,000	0.213	06/17/13	15,800,237
Landwirtschaftliche Rentenbank
2,400,000	4.125	07/15/13	2,426,472
6,500,000	4.875	01/10/14	6,727,305

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $43,791,029)			$43,953,935

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 7.4%
United States Treasury Inflation Protected Securities
$13,944,064	0.625%	04/15/13	$14,000,677
4,735,408	2.000	01/15/14	4,894,470
United States Treasury Notes
4,000,000	0.375	11/15/14	4,009,440
2,900,000	0.750	03/31/18	2,896,259

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,746,472)			$25,800,846

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $344,523,883)			$347,241,581

Short-term Investments – 2.1%
Certificate of Deposit – 1.5%
Dexia Credit Local
$5,200,000	1.700%	09/06/13	$5,212,065
Repurchase Agreement(f) – 0.6%
Joint Repurchase Agreement Account II
2,200,000	0.223	04/01/13	2,200,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,400,000)			$7,412,065

TOTAL INVESTMENTS – 101.7%
(Cost $351,923,883)			$354,653,646

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.7)%			(6,089,869)

NET ASSETS – 100.0%			$348,563,777

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $118,975,757, which represents approximately 34.1% of net assets as of March 31, 2013.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(d)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Guaranteed by a foreign government until maturity.
(f)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 79.

Investment Abbreviation:
FNMA	—Federal National Mortgage Association

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following future contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	(23)	June 2013	$(5,070,422)	$(819)
5 Year U.S. Treasury Notes	(915)	June 2013	(113,510,040)	(127,088)
TOTAL				$(127,907)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:

JPMorgan Securities, Inc.	Pacific Gas and Electric Co., 4.80%, 03/01/14	$4,850	1.000%	06/20/13	0.157%	$(2,771)	$13,923

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 35.1%
Collateralized Mortgage Obligations – 2.2%
Adjustable Rate Non-Agency(a) – 0.3%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$57,483	2.609%	04/25/34	$57,693
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
922,555	2.969	02/25/37	901,389
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
960,278	1.167	11/25/29	900,614
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
189,833	2.936	05/25/34	179,110

			2,038,806

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
71,141	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
91,061	0.605	08/25/33	—
FNMA STRIPS Series 151, Class 2
7,486	9.500	07/25/22	1,236
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
35,047	0.123	08/25/33	190
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
12,609	0.320	07/25/33	28

			1,454

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
28,819	25.827	10/16/31	44,562
GNMA Series 2001-51, Class SA
23,224	31.619	10/16/31	39,180
GNMA Series 2001-51, Class SB
29,143	25.827	10/16/31	44,903
GNMA Series 2002-13, Class SB
102,039	36.618	02/16/32	174,523

			303,168

Principal Only(c) – 0.0%
FNMA REMIC Series G-35, Class N
8,605	0.000	10/25/21	8,408

Regular Floater(a) – 0.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
348,540	0.754	02/25/48	349,195
FHLMC REMIC Series 1760, Class ZB
222,353	1.410	05/15/24	230,868
NCUA Guaranteed Notes Series 2011-A1
2,300,000	0.222	06/12/13	2,300,023

			2,880,086

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 1.4%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$1,300,000	2.373%	05/25/22	$1,303,538
FHLMC REMIC Series 2329, Class ZA
1,312,133	6.500	06/15/31	1,482,946
FNMA REMIC Series 2001-53, Class GH
97,719	8.000	09/25/16	103,998
GNMA Series 2002-42, Class KZ
3,533,511	6.000	06/16/32	4,008,035
NCUA Guaranteed Notes Series 2010-R1, Class 2A
305,757	1.840	10/07/20	309,782
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,678,256

			10,886,555

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
883,571	0.653	10/07/20	888,161

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$17,006,638

Commercial Mortgage-Backed Securities – 0.9%
Sequential Fixed Rate – 0.4%
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5
$2,800,000	2.850%	12/10/45	$2,821,040

Sequential Floating Rate(a) – 0.5%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
3,400,000	5.889	07/10/44	3,830,832

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$6,651,872

Federal Agencies – 32.0%
Adjustable Rate FHLMC(a) – 0.5%
$191,364	2.400%	11/01/32	$203,579
1,697,309	2.416	09/01/33	1,803,934
1,552,421	2.380	08/01/35	1,651,875

			3,659,388

Adjustable Rate FNMA(a) – 0.9%
145,237	2.648	11/01/32	154,833
305,066	2.391	12/01/32	323,349
1,660,670	2.041	05/01/33	1,737,214
43,905	2.339	06/01/33	46,249
1,479,490	2.647	10/01/33	1,576,299
1,628,655	2.389	02/01/35	1,717,184
1,452,886	2.634	09/01/35	1,545,320

			7,100,448

Adjustable Rate GNMA(a) – 0.6%
100,470	1.750	06/20/23	103,571
46,031	1.750	07/20/23	47,473
47,707	1.750	08/20/23	49,211
125,275	1.750	09/20/23	129,248
36,292	1.625	03/20/24	37,469

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$327,176	1.750%	04/20/24		$337,916
39,738	1.750	05/20/24		41,047
269,526	1.750	06/20/24		278,452
61,578	2.000	06/20/24		64,411
86,416	1.750	07/20/24		89,221
93,885	2.000	07/20/24		98,247
161,895	1.750	08/20/24		167,360
85,359	2.000	08/20/24		89,485
78,212	1.750	09/20/24		80,866
97,180	2.000	11/20/24		101,950
36,889	2.000	12/20/24		38,709
54,048	2.500	12/20/24		57,443
64,654	2.000	01/20/25		67,858
34,113	2.000	02/20/25		35,815
116,202	2.000	05/20/25		122,093
91,795	2.000	07/20/25		96,496
46,822	1.625	02/20/26		48,533
2,376	1.750	07/20/26		2,466
59,210	1.625	01/20/27		61,474
66,104	2.000	01/20/27		69,768
46,346	1.625	02/20/27		48,126
340,489	1.750	04/20/27		353,714
38,571	1.750	05/20/27		40,075
38,123	1.750	06/20/27		39,616
14,122	1.625	11/20/27		14,684
334	2.000	11/20/27		354
54,999	1.625	12/20/27		57,193
110,472	1.625	01/20/28		114,894
37,286	1.625	02/20/28		38,785
39,996	1.625	03/20/28		41,609
199,247	1.750	07/20/29		207,425
91,451	1.750	08/20/29		95,389
25,543	1.750	09/20/29		26,597
105,763	1.625	10/20/29		110,239
119,377	1.625	11/20/29		124,374
32,780	1.625	12/20/29		34,193
39,637	1.625	01/20/30		41,353
19,637	1.625	02/20/30		20,452
95,847	1.625	03/20/30		100,010
121,117	1.750	04/20/30		126,423
181,522	1.750	05/20/30		189,482
127,409	2.000	05/20/30		135,412
30,127	1.750	06/20/30		31,451
258,396	2.000	07/20/30		274,627
49,951	2.000	09/20/30		53,088
89,585	1.625	10/20/30		93,564
183,943	1.625	03/20/32		192,467

				4,922,178

FHLMC – 3.9%
16,894	6.500	12/01/13		17,035
202	6.500	02/01/14		202
511,689	7.500	11/01/14		530,543
1,293	7.000	02/01/15		1,337
21,437	8.000	07/01/15		22,370
17,789	7.000	09/01/17		19,125

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$6,986	7.000%	10/01/17		$7,509
68,447	5.500	05/01/18		73,777
589,181	5.500	06/01/18		636,263
28,727	4.500	09/01/18		30,651
8,447	10.000	10/01/18		9,092
179,644	5.000	06/01/19		194,256
40,952	10.000	07/01/20		46,557
56,465	10.000	10/01/20		65,840
85,386	6.500	07/01/21		95,135
6,578	6.500	08/01/22		7,329
105,018	9.000	10/01/22		120,751
355,734	4.500	10/01/23		381,013
2,097,714	5.000	08/01/24		2,247,687
333,165	6.500	07/01/28		377,022
1,892,909	4.500	03/01/29		2,027,141
4,883	8.000	07/01/30		5,767
18,616	7.500	12/01/30		21,383
77,622	7.000	04/01/31		88,774
33,669	5.000	10/01/33		36,274
717,752	6.000	10/01/34		793,696
50,473	5.000	07/01/35		54,318
587,205	5.000	08/01/35		630,314
85,323	5.000	12/01/35		92,306
238,811	5.500	01/01/36		260,452
757	5.500	02/01/36		824
9,048	6.000	06/01/36		9,947
48,612	4.000	08/01/36		52,191
123,239	4.000	09/01/36		131,739
144,055	4.000	10/01/36		154,662
209,160	4.000	12/01/36		224,561
296,892	5.000	02/01/37		318,522
35,209	5.000	03/01/38		37,777
7,939	5.000	06/01/38		8,515
9,832	5.000	12/01/38		10,545
18,676	5.000	02/01/39		20,032
343,006	4.500	09/01/39		375,377
969,383	4.500	05/01/40		1,036,955
36,319	5.000	08/01/40		39,713
7,849	4.500	11/01/40		8,396
2,961,318	4.500	03/01/41		3,168,496
30,544	5.000	04/01/41		33,602
1,926,767	4.500	06/01/41		2,061,074
44,936	5.000	06/01/41		49,435
1,677,336	4.000	11/01/41		1,799,400
10,000,000	2.500	TBA-15yr	(e)	10,353,125
1,000,000	3.000	TBA-30yr	(e)	1,026,641

				29,815,448

FNMA – 24.8%
5,143	7.000	03/01/14		5,236
17,056	7.000	03/01/15		17,603
5,541	8.000	01/01/16		5,882
126,092	8.000	11/01/16		133,655
141,137	5.000	08/01/17		152,547
2,307,169	2.800	03/01/18		2,472,643
1,950,202	3.740	05/01/18		2,163,446

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,690,000	3.840%	05/01/18	$1,880,587
69,560	4.500	05/01/18	74,891
149,093	4.500	06/01/18	160,520
30,547	4.500	07/01/18	32,888
46,010	4.500	08/01/18	49,536
385,737	5.000	09/01/18	415,661
2,191,904	5.000	10/01/18	2,361,948
4,400,000	4.506	06/01/19	5,076,123
105,514	6.500	08/01/19	117,331
10,339	9.500	08/01/20	10,379
968,754	3.416	10/01/20	1,057,915
15,799	9.500	10/01/20	15,867
678,787	3.632	12/01/20	749,499
2,384,221	4.375	06/01/21	2,748,723
667,020	5.500	02/01/23	726,711
1,081,443	5.500	08/01/23	1,178,219
32,402	3.000	01/01/28	34,106
364,925	3.000	02/01/28	384,109
422,104	3.000	03/01/28	444,295
180,570	3.000	04/01/28	190,063
276,256	6.000	11/01/28	305,807
14,142	6.500	11/01/28	16,033
80,263	5.000	03/01/29	87,022
551	5.500	04/01/29	606
58,551	5.000	02/01/30	63,954
45,749	7.000	11/01/30	53,183
105,317	7.000	07/01/31	121,877
596	6.000	03/01/32	660
13,928	6.000	03/01/33	15,431
9,398,473	5.500	04/01/33	10,367,355
2,453	6.000	05/01/33	2,717
5,172,678	5.000	06/01/33	5,643,361
18,230	5.000	07/01/33	19,901
2,371,929	5.500	07/01/33	2,563,675
84,665	5.000	08/01/33	92,346
88,578	5.000	09/01/33	96,638
14,067	5.500	09/01/33	15,508
6,581	5.000	12/01/33	7,180
4,233	6.000	12/01/33	4,722
19,425	5.500	02/01/34	21,403
3,221	5.500	04/01/34	3,551
16,025	5.000	05/01/34	17,374
15,167	5.500	05/01/34	16,711
422	5.500	06/01/34	464
23,890	5.500	08/01/34	26,337
1,041	5.500	10/01/34	1,147
146,450	5.500	12/01/34	161,175
2,575,654	5.000	02/01/35	2,810,023
17,461	5.500	04/01/35	19,216
574,477	6.000	04/01/35	636,476
14,176	5.000	05/01/35	15,435
895,834	5.000	07/01/35	971,348
19,209	5.500	07/01/35	21,108
20,002	5.000	08/01/35	21,701
2,294	5.500	08/01/35	2,524
1,133	6.000	08/01/35	1,241

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$9,239	5.000%	09/01/35	$9,988
27,371	5.500	09/01/35	30,046
244,612	6.000	10/01/35	270,870
8,819	5.000	11/01/35	9,534
189,745	6.000	11/01/35	207,919
10,857	5.500	12/01/35	11,962
464	5.500	02/01/36	509
126,971	6.000	03/01/36	139,608
236,300	6.000	04/01/36	259,819
91,456	4.000	09/01/36	97,648
143,999	4.000	02/01/37	153,747
1,869	5.500	02/01/37	2,037
52,077	5.500	04/01/37	56,807
3,649	5.500	05/01/37	3,978
1,517	5.500	06/01/37	1,654
89	5.500	08/01/37	97
829,885	7.500	11/01/37	999,583
818	5.500	12/01/37	892
1,964,128	5.000	02/01/38	2,129,523
1,896	5.500	02/01/38	2,067
25,391	5.500	03/01/38	27,693
65,085	5.500	04/01/38	71,019
20,316	5.500	05/01/38	22,178
6,110	5.500	06/01/38	6,665
7,631	5.500	07/01/38	8,325
4,645	5.500	08/01/38	5,067
4,547	5.500	09/01/38	4,962
79,466	5.000	12/01/38	85,833
2,196	5.500	12/01/38	2,397
22,258	5.500	02/01/39	24,385
53,275	5.000	03/01/39	57,793
29,810	4.500	05/01/39	32,736
842,145	4.500	07/01/39	905,652
15,907	4.000	08/01/39	16,927
101,407	4.500	08/01/39	111,615
1,481,919	4.500	09/01/39	1,593,671
8,962,981	4.500	11/01/39	9,642,903
1,225,268	4.500	12/01/39	1,348,641
686,226	5.000	07/01/40	753,544
1,615,140	4.000	09/01/40	1,722,698
35,047	4.000	10/01/40	37,328
5,100,719	4.000	11/01/40	5,494,854
1,765,855	4.000	12/01/40	1,880,792
603,953	4.500	12/01/40	650,725
33,307	4.000	01/01/41	35,475
33,081	4.000	02/01/41	35,247
82,212	4.000	03/01/41	87,595
2,242,443	4.500	04/01/41	2,418,569
19,706,691	6.000	05/01/41	21,631,174
835,857	4.500	07/01/41	902,264
89,410	4.000	08/01/41	95,264
392,604	4.500	08/01/41	423,440
49,046	4.000	09/01/41	52,258
2,089,763	4.500	09/01/41	2,255,791
107,975	4.500	10/01/41	116,456
1,023,564	4.000	01/01/42	1,090,824

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,954,399	3.500%	10/01/42		$2,064,055
196,079	3.500	12/01/42		207,080
3,000,000	3.000	TBA-15yr	(e)	3,155,391
11,000,000	2.500	TBA-30yr	(e)	10,903,750
6,000,000	3.000	TBA-30yr	(e)	6,187,031
41,000,000	3.500	TBA-30yr	(e)	43,286,619
19,000,000	4.000	TBA-30yr	(e)	20,236,445

				190,967,012

GNMA – 1.3%
111	9.000	08/15/16		118
669,192	3.950	07/15/25		727,974
148,491	7.000	12/15/27		176,532
19,843	6.500	08/15/28		23,182
270,215	6.000	01/15/29		310,347
256,711	7.000	10/15/29		304,562
2,067,854	5.500	12/15/32		2,288,073
1,163,478	5.500	06/15/34		1,281,334
4,000,000	2.500	TBA-30yr	(e)	3,972,500
1,000,000	5.000	TBA-30yr	(e)	1,088,437

				10,173,059

TOTAL FEDERAL AGENCIES				$246,637,533

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $264,049,515)				$270,296,043

Agency Debentures – 20.8%
FHLB(f)
$10,000,000	5.375%	06/13/14		$10,617,049
FHLMC
13,200,000	1.375	02/25/14		13,342,652
5,200,000	0.375	02/27/14		5,209,209
42,300,000	1.000	07/30/14		42,730,935
32,291,000	1.000	08/20/14		32,627,847
5,100,000	5.050	01/26/15		5,539,081
10,300,000	0.875	03/07/18		10,283,824
2,900,000	2.375	01/13/22		3,018,045
FNMA
2,200,000	0.750	12/19/14		2,217,856
5,800,000	0.875	08/28/17		5,815,121
7,400,000	0.875	10/26/17		7,418,194
3,700,000	0.875	02/08/18		3,695,956
2,600,000	6.250	05/15/29		3,680,824
4,000,000	6.625	11/15/30		5,968,666
New Valley Generation III
2,975,532	4.929	01/15/21		3,370,145
Small Business Administration
43,891	7.500	04/01/17		46,943
89,591	6.300	05/01/18		98,136
48,021	6.300	06/01/18		52,256

Agency Debentures – (continued)
Tennessee Valley Authority Series B
$4,200,000	4.375%	06/15/15		$4,570,339

TOTAL AGENCY DEBENTURES
(Cost $157,960,439)				$160,303,078

Asset-Backed Securities(a) – 3.0%
Home Equity – 0.0%
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2
$155,758	0.924%	10/25/34		$154,155

Student Loan – 3.0%
Access Group, Inc. Series 2005-2, Class A3
3,120,727	0.469	11/22/24		3,084,706
Alaska State Student Loan Corp. Series 2013, Class A
5,680,000	0.703	08/25/31		5,648,306
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
348,634	0.394	09/25/23		348,286
College Loan Corp. Trust Series 2004-1, Class A4
1,700,000	0.491	04/25/24		1,655,558
Education Funding Capital Trust I Series 2004-1, Class A2
580,905	0.440	12/15/22		579,456
GCO Education Loan Funding Trust Series 2006-1, Class A11L
700,000	0.518	05/25/36		642,610
Northstar Education Finance, Inc. Series 2005-1, Class A1
251,683	0.401	10/28/26		250,901
Scholar Funding Trust Series 2013-A, Class A(d)
6,050,000	0.853	01/30/45		6,020,410
SLM Student Loan Trust Series 2008-5, Class A4
3,900,000	2.001	07/25/23		4,104,825
US Education Loan Trust LLC Series 2006-1, Class A2(d)
532,080	0.417	03/01/25		529,763

				22,864,821

TOTAL ASSET-BACKED SECURITIES
(Cost $22,819,772)				$23,018,976

Government Guarantee Obligations – 1.3%
Israel Government AID Bond(g)
$1,400,000	5.500%	09/18/23		$1,806,110
100,000	5.500	12/04/23		129,174
700,000	5.500	04/26/24		910,049
Private Export Funding Corp.(h)
7,000,000	3.550	04/15/13		7,010,633

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $9,909,655)				$9,855,966

U.S. Treasury Obligations – 38.8%
United States Treasury Bonds
$6,300,000	6.625%	02/15/27		$9,527,049
5,400,000	4.375	11/15/39		6,766,524

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Bonds – (continued)
$3,100,000	4.250%	11/15/40	$3,810,737
3,100,000	3.750	08/15/41	3,504,829
5,760,000	3.125	11/15/41	5,793,408
2,300,000	3.125	02/15/42	2,311,224
2,400,000	3.000	05/15/42	2,349,288
4,530,000	2.750	11/15/42	4,197,271
2,500,000	3.125	02/15/43	2,504,000
United States Treasury Inflation Protected Securities
2,493,900	0.125	01/15/23	2,691,841
United States Treasury Notes
14,000,000	0.750	12/15/13	14,059,360
4,000,000	0.250	01/31/14	4,003,520
25,000,000	0.125	07/31/14	24,972,750
12,000,000	0.250	09/30/14	12,005,760
15,900,000	0.125	12/31/14	15,873,129
23,600,000	0.250	02/28/15	23,601,655
54,400,000	1.375	11/30/15	55,902,524
93,100,000	0.375	02/15/16	93,157,726
2,300,000	0.625	05/31/17	2,302,944
9,000,000	0.750	03/31/18	8,988,390

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $294,434,917)			$298,323,929

Municipal Debt Obligation – 0.3%
New Jersey – 0.3%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,601,540
(Cost $2,000,000)

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.2%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
$4,100,000	4.070%	03/29/16	$99,339
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
2,800,000	3.570	02/22/16	95,061
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
2,700,000	3.625	02/22/16	87,798
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
8,900,000	1.950	10/26/15	49,927
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
8,900,000	2.030	10/26/15	47,158
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
8,600,000	1.855	11/02/15	52,790

Options Purchased – (continued)
Interest Rate Swaptions - (continued)
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
$9,700,000	3.630%	02/16/16	$311,453
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
9,300,000	3.652	02/22/16	296,069
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.620%
4,500,000	3.620	03/07/16	149,812

TOTAL OPTIONS PURCHASED
(Cost $1,345,826)			$1,189,407

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $752,520,124)			$765,588,939

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(i) – 14.7%
Repurchase Agreement – 14.7%
Joint Repurchase Agreement Account II
$113,400,000	0.223%	04/01/13	$113,400,000
(Cost $113,400,000)

TOTAL INVESTMENTS – 114.2%
(Cost $865,920,124)			$878,988,939

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.2)%			(109,382,569)

NET ASSETS – 100.0%			$769,606,370

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,899,368, which represents approximately 0.9% of net assets as of March 31, 2013.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $100,209,939 which represents approximately 13.0% of net assets as of March 31, 2013.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Guaranteed by the United States Government. Total market value of these securities amounts to $2,845,333, which represents approximately 0.4% of net assets as of March 31, 2013.
(h)	Guaranteed by the Export/Import bank of the United States. Total market value for this security amounts to $7,010,633, which represents approximately 0.9% of net assets as of as of March 31, 2013.
(i)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 79.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $15,345,859)	6.000%	TBA-30yr	04/11/13	$(14,000,000)	$(15,338,750)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	113	June 2013	$17,808,094	$72,107
5 Year U.S. Treasury Notes	2,378	June 2013	295,002,048	529,744
10 Year U.S. Treasury Notes	(52)	June 2013	(6,863,188)	(14,781)
30 Year U.S. Treasury Bonds	(539)	June 2013	(77,868,656)	(348,256)
TOTAL				$238,814

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	$14,800	06/19/18	3 month LIBOR	1.000%	$(56,546)	$93,037
	14,000	06/19/20	3 month LIBOR	1.250	92,370	182,972
	14,900	06/19/23	2.000%	3 month LIBOR	(296,405)	165,813
	1,000	02/24/26	3.070	3 month LIBOR	—	5,363
	1,000	02/24/26	3.125	3 month LIBOR	—	10,205
Credit Suisse International (London)	18,700	05/31/17	3 month LIBOR	0.700	(20,478)	62,276
	10,300	11/21/18	1.720	3 month LIBOR	—	(61,452)
	3,000	05/20/23	3 month LIBOR	1.758	—	87,080
Deutsche Bank Securities, Inc.	4,000	10/28/17	1.450	3 month LIBOR	—	7,622
	4,000	10/28/17	1.530	3 month LIBOR	—	13,928
	10,300	06/19/20	3 month LIBOR	1.250	58,707	143,866
	8,600	06/19/43	3 month LIBOR	2.750	(274,369)	785,864
JPMorgan Securities, Inc.	3,900	11/05/17	1.355	3 month LIBOR	—	(894)
	7,500	06/19/23	2.000	3 month LIBOR	(146,332)	80,598
Morgan Stanley Capital Services, Inc.	3,600	02/18/26	3.130	3 month LIBOR	—	40,053
	3,500	02/24/26	3.152	3 month LIBOR	—	44,045
	2,000	03/09/26	3.120	3 month LIBOR	—	17,569
TOTAL					$(643,053)	$1,677,945

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$1,100	03/31/26	3 month LIBOR	3.070%	$18	$4,764

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2013, the Fund had the following written options activity:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	14,000	306,810
Contracts Bought to Close	(14,000)	(306,810)
Contracts Outstanding March 31, 2013	$—	$—

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 0.6%
Banks – 0.6%
DnB Boligkreditt AS
$200,000	2.100%	10/14/15	$206,940
200,000	2.900	03/29/16	212,149
800,000	1.450	03/21/18	803,586

TOTAL CORPORATE OBLIGATIONS
(Cost $1,216,899)			$1,222,675

Mortgage-Backed Obligations – 45.2%
Collateralized Mortgage Obligations – 30.1%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$646	1,004.961%	12/25/20	$11,696

Planned Amortization Class – 0.1%
FHLMC REMIC Series 2113, Class TE
82,212	6.000	01/15/14	83,527
FNMA REMIC Series 1993-225, Class WC
63,025	6.500	12/25/13	63,995

			147,522

Regular Floater(c) – 28.0%
Collateralized Mortgage Securities Corp. Series N, Class 2
49,934	0.888	08/25/17	50,120
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
1,045,621	0.754	02/25/48	1,047,584
FHLMC REMIC Series 1826, Class F
63,959	0.650	09/15/21	64,031
FHLMC REMIC Series 3371, Class FA
1,628,529	0.803	09/15/37	1,639,103
FHLMC REMIC Series 3374, Class FT
1,755,745	0.503	04/15/37	1,754,872
FHLMC REMIC Series 3545, Class FA
3,079,988	1.053	06/15/39	3,127,217
FHLMC REMIC Series 3588, Class CW
3,925,273	3.018	10/15/37	4,220,607
FHLMC REMIC Series 4039, Class FA
5,961,242	0.703	05/15/42	6,010,113
FNMA REMIC Series 1990-145, Class A
262,796	1.112	12/25/20	266,687
FNMA REMIC Series 1997-20, Class F
534,889	0.656	03/25/27	526,719
FNMA REMIC Series 1998-66, Class FC
137,935	0.703	11/17/28	139,012
FNMA REMIC Series 2010-123, Class FL
3,327,890	0.634	11/25/40	3,341,440
FNMA REMIC Series 2011-110, Class FE
6,336,732	0.604	04/25/41	6,381,567
FNMA REMIC Series 2012-56, Class FG
5,610,093	0.704	03/25/39	5,659,683
FNMA REMIC Series 2012-65, Class FB
1,160,865	0.724	06/25/42	1,168,212
GNMA REMIC Series 2010-53, Class FC
2,849,751	1.023	04/20/40	2,894,319

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
GNMA REMIC Series 2012-12, Class HF
$3,681,652	0.603%	01/20/42	$3,697,258
NCUA Guaranteed Notes Series 2010-A1, Class A
744,471	0.553	12/07/20	746,414
NCUA Guaranteed Notes Series 2011-R1, Class 1A
1,055,365	0.653	01/08/20	1,060,312
NCUA Guaranteed Notes Series 2011-R2, Class 1A
3,014,159	0.603	02/06/20	3,025,463
NCUA Guaranteed Notes Series 2011-R3, Class 1A
3,120,991	0.602	03/11/20	3,133,548
NCUA Guaranteed Notes Series 2011-R4, Class 1A
4,214,970	0.583	03/06/20	4,224,190
NCUA Guaranteed Notes Series 2011-R5, Class 1A
3,783,684	0.583	04/06/20	3,792,404

			57,970,875

Sequential Fixed Rate – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 2A
191,098	1.840	10/07/20	193,614

Sequential Floating Rate(c) – 1.9%
Granite Master Issuer PLC Series 2006-3, Class A4
3,553,427	0.283	12/20/54	3,491,326
Granite Master Issuer PLC Series 2007-1, Class 2A1
503,140	0.343	12/20/54	494,347

			3,985,673

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$62,309,380

Federal Agencies – 15.1%
Adjustable Rate FHLMC(c) – 3.2%
36,536	2.288	08/01/16	37,046
53,756	3.167	08/01/18	55,627
29,636	2.790	11/01/18	30,423
201,009	2.914	11/01/18	206,437
14,900	2.750	02/01/19	15,313
36,349	2.265	03/01/19	37,121
23,732	3.056	03/01/19	24,529
32,814	2.435	06/01/19	33,572
27,330	2.860	07/01/19	28,142
642,143	3.077	11/01/19	664,936
446,356	6.876	11/01/19	479,972
39,102	2.963	01/01/20	39,968
57,315	2.261	05/01/21	58,888
29,904	2.293	10/01/26	30,443
615,876	3.465	08/01/28	662,259
303,367	2.553	05/01/29	317,552
34,804	4.179	06/01/29	38,099
56,386	2.319	04/01/30	58,526
52,476	4.329	06/01/30	57,739
155,265	2.598	12/01/30	159,470
45,329	2.475	02/01/31	47,619
12,335	2.280	06/01/31	13,010
3,023,373	2.888	05/01/34	3,233,664
346,114	3.890	05/01/35	364,441

			6,694,796

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – 5.0%
$123,205	6.750%	04/01/17	$130,180
27,449	4.258	08/01/17	28,529
95,323	2.741	09/01/17	98,999
15,230	2.750	09/01/17	15,913
20,099	2.375	12/01/17	20,475
19,330	4.875	12/01/17	20,686
123,152	2.438	03/01/18	125,571
55,053	2.750	03/01/18	56,460
603,609	2.417	07/01/18	615,690
16,986	1.793	10/01/18	17,116
24,802	2.252	10/01/18	25,334
74,730	2.691	10/01/18	77,703
53,265	2.739	10/01/18	55,041
88,250	2.324	01/01/19	90,128
278,324	4.007	04/01/19	294,991
13,671	5.993	04/01/19	14,434
134,822	2.250	05/01/19	140,310
540,767	2.331	05/01/19	553,227
77,805	6.194	07/01/19	83,664
226,777	4.300	08/01/19	241,890
220,241	5.801	05/01/20	236,828
290,064	2.342	06/01/20	296,711
19,643	6.626	02/01/22	21,122
68,661	2.551	05/20/22	71,087
220,510	2.182	02/01/23	226,196
1,633	6.219	12/01/23	1,656
380,391	2.297	01/01/24	394,610
422,920	2.326	03/01/24	438,958
319,094	2.170	06/20/24	328,234
18,674	3.173	08/01/24	19,244
93,866	5.089	01/01/25	100,936
23,193	3.713	06/01/27	24,455
16,129	4.250	12/01/27	17,657
30,495	4.501	01/01/28	33,382
19,108	2.261	06/01/29	19,776
16,802	2.333	06/01/29	17,374
2,469,863	2.393	07/01/33	2,637,328
777,652	2.493	11/01/34	835,636
16,133	3.876	05/01/36	17,540
1,655,744	2.950	09/01/37	1,780,745
113,069	1.575	06/01/40	115,486
10,585	1.375	02/01/41	10,730

			10,352,032

Adjustable Rate GNMA(c) – 4.9%
1,009,430	1.625	02/20/33	1,052,059
414,997	1.750	05/20/33	436,188
6,735,931	1.750	08/20/34	7,059,819
1,477,079	1.625	02/20/37	1,544,340

			10,092,406

FHLMC – 1.1%
1,915	6.500	05/01/13	1,935
992	6.500	06/01/13	1,002
273,600	8.000	12/01/15	288,221
287,080	5.500	01/01/20	312,163

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$170,660	7.000%	04/01/21	$190,338
91,128	7.000	08/01/21	103,643
288,314	7.000	05/01/22	324,759
885,534	7.000	06/01/22	1,004,605
7,533	4.500	05/01/23	8,022

			2,234,688

FNMA – 0.9%
124,219	8.000	01/01/16	129,476
354,223	7.000	03/01/17	382,967
65,788	7.000	05/01/17	71,127
38,076	5.500	03/01/18	41,182
189,276	5.500	04/01/18	203,872
7,647	5.000	09/01/19	8,251
2,856	5.000	11/01/19	3,078
23,764	5.000	01/01/20	25,602
82,670	7.000	07/01/21	94,059
158,512	7.000	11/01/21	181,387
96,880	7.000	12/01/21	107,666
193,137	7.000	01/01/22	215,288
35,769	7.000	02/01/22	40,227
135,793	7.000	01/01/28	157,812
120,484	6.500	04/01/33	138,561

			1,800,555

GNMA – 0.0%
58,172	7.000	04/15/26	68,855

TOTAL FEDERAL AGENCIES			$31,243,332

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $92,545,303)			$93,552,712

Asset-Backed Securities – 31.1%
Auto(c) – 5.2%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A
$3,500,000	0.673%	01/15/16	$3,510,115
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A2
3,000,000	0.553	09/15/16	3,006,604
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2
2,500,000	0.583	01/15/18	2,500,000
Motor PLC Series 2012-A, Class A1B(a)
1,750,000	0.704	02/25/20	1,752,033

			10,768,752

Collateralized Loan Obligations(c) – 8.5%
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,150,000	1.201	04/18/24	1,115,521
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)
456,386	0.550	06/20/17	454,091
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
700,000	1.039	11/21/22	685,200
ECP CLO Ltd. Series 2008-1A, Class A1(a)
2,300,000	1.130	03/17/22	2,262,455

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)
$3,582,036	0.574%	11/01/17	$3,530,953
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)
850,000	0.998	10/18/21	841,132
Greywolf CLO Ltd. Series 2007-1A, Class A(a)
490,916	0.535	02/18/21	476,809
KKR Financial CLO Ltd. Series 2005-1A, Class A1(a)
920,331	0.571	04/26/17	913,769
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)
4,328,148	0.549	11/01/17	4,277,925
Lightpoint CLO Ltd. Series 2005-3A, Class A1A(a)
261,789	0.540	09/15/17	258,285
OCP CLO Ltd. Series 2012-2A, Class A1(a)
1,050,000	1.109	11/22/23	1,034,719
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
1,000,000	1.222	04/17/25	988,479
Westchester CLO Ltd. Series 2007-1X, Class A1A
814,112	0.524	08/01/22	783,131

			17,622,469

Credit Card(a)(c) – 2.1%
World Financial Network Credit Card Master Trust Series 2006-A, Class A
4,200,000	0.333	02/15/17	4,199,417

Home Equity(a) – 0.3%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T1, Class A2
600,000	1.495	01/16/46	603,455

Student Loan(c) – 15.0%
Access Group, Inc. Series 2005-2, Class A3
2,608,369	0.469	11/22/24	2,578,261
Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
1,875,389	0.444	06/27/22	1,873,531
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A2
1,008,000	0.364	12/26/18	1,006,992
Brazos Higher Education Authority, Inc. Series 2005-2, Class A9
945,960	0.384	12/26/17	945,283
Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
2,413,620	0.394	09/25/23	2,411,214
College Loan Corp. Trust Series 2004-1, Class A3
59,755	0.461	04/25/21	58,580
College Loan Corp. Trust Series 2004-1, Class A4
600,000	0.491	04/25/24	584,315
College Loan Corp. Trust Series 2005-1, Class A2
5,000,000	0.401	07/25/24	4,887,910
Education Funding Capital Trust I Series 2004-1, Class A2
1,161,809	0.440	12/15/22	1,158,912
Education Loan Asset-Backed Trust Series 2012-1, Class A1
900,631	0.654	06/25/22	900,644
Educational Services of America, Inc. Series 2012-1, Class A1(a)
2,715,737	1.354	09/25/40	2,782,256
GCO Education Loan Funding Trust Series 2005-2, Class A6L
1,500,000	0.438	05/27/24	1,487,593

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
$439,909	1.152%	02/25/42	$444,681
Northstar Education Finance, Inc. Series 2004-1, Class A4
1,040,000	0.491	04/29/19	1,039,657
Northstar Education Finance, Inc. Series 2005-1, Class A1
796,996	0.401	10/28/26	794,518
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,803,763	0.904	12/26/31	1,804,015
Pennsylvania State Higher Education Assistance Agency Series 2009-2 Class A-1
966,446	0.901	04/25/19	961,247
Scholar Funding Trust Series 2012-B, Class A1(a)
290,859	0.604	10/28/25	290,025
SLM Student Loan Trust Series 2006-8, Class A4
417,416	0.381	10/25/21	416,767
SLM Student Loan Trust Series 2008-5, Class A4
1,250,000	2.001	07/25/23	1,315,649
SLM Student Loan Trust Series 2012-3, Class A
2,207,946	0.854	12/26/25	2,226,827
South Carolina Student Loan Corp. Series 2005, Class A1
1,081,934	0.387	12/03/18	1,081,945

			31,050,822

TOTAL ASSET-BACKED SECURITIES
(Cost $63,710,818)			$64,244,915

U.S. Treasury Obligations – 2.8%
United States Treasury Bonds
$500,000	3.125%	02/15/43	$500,800
United States Treasury Inflation Protected Securities
2,243,088	2.000	01/15/14	2,318,433
698,292	0.125	01/15/23	753,716
United States Treasury Notes
500,000	0.750 (d)	02/28/18	499,910
1,700,000	0.750	03/31/18	1,697,807

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $5,750,345)			$5,770,666

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.4%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
$3,600,000	4.070%	03/29/16	$87,224
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
4,000,000	3.590	03/22/16	139,302
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
2,000,000	3.570	02/22/16	67,901

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Schedule of Investments (continued)

March 31, 2013

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
$2,100,000	3.625%	02/22/16	$68,287
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
8,600,000	1.950	10/26/15	48,244
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
8,600,000	2.030	10/26/15	45,569
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
8,400,000	1.855	11/02/15	51,562
Morgan Stanley Capital Services LLC Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
6,200,000	3.630	02/16/16	199,073
Morgan Stanley Capital Services LLC Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
5,800,000	3.652	02/22/16	184,645

TOTAL OPTIONS PURCHASED – 0.4%
(Cost $1,003,897)			$891,807

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $164,227,262)			$165,682,775

Short-term Investment(e) – 21.9%
Repurchase Agreement – 21.9%
Joint Repurchase Agreement Account II
$45,200,000	0.223%	04/01/13	$45,200,000
(Cost $45,200,000)

TOTAL INVESTMENTS – 102.0%
(Cost $209,427,262)			$210,882,775

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%			(4,134,782)

NET ASSETS – 100.0%			$206,747,993

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $30,540,798, which represents approximately 14.8% of net assets as of March 31, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(e)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 79.

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

†	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	1	June 2013	$249,175	$2,560
Ultra Long U.S. Treasury Bonds	4	June 2013	630,375	(2,366)
5 Year U.S. Treasury Notes	421	June 2013	52,227,024	103,663
10 Year U.S. Treasury Notes	(94)	June 2013	(12,406,531)	(46,374)
30 Year U.S. Treasury Bonds	(109)	June 2013	(15,747,094)	(99,334)
TOTAL				$(41,851)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	$7,900	06/19/18	3 month LIBOR	1.000%	$(30,183)	$49,662
	700	02/24/26	3.070%	3 month LIBOR	—	3,754
	800	02/24/26	3.125	3 month LIBOR	—	8,165
Credit Suisse International (London)	14,000	05/31/17	3 month LIBOR	0.700	(15,331)	46,624
	2,900	06/19/23	3 month LIBOR	2.000	(55,921)	81,338
Deutsche Bank Securities, Inc.	3,900	10/28/17	1.450	3 month LIBOR	—	7,431
	3,900	10/28/17	1.530	3 month LIBOR	—	13,580
	1,500	06/19/43	3 month LIBOR	2.750	(47,855)	137,069
JPMorgan Securities, Inc.	3,800	11/05/17	1.355	3 month LIBOR	—	(871)
Morgan Stanley Capital Services, Inc.	2,300	02/18/26	3.130	3 month LIBOR	—	25,590
	2,200	02/24/26	3.152	3 month LIBOR	—	27,685
TOTAL					$(149,290)	$400,027

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$1,500	03/24/26	3.090%	3 month LIBOR	$12	$9,901
1,000	03/31/26	3.070	3 month LIBOR	16	4,331
TOTAL				$28	$14,232

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTION CONTRACTS — For the fiscal year ended March 31, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	5,100	113,730
Contracts Bought to Close	(5,100)	(113,730)
Contracts Outstanding March 31, 2013	$—	$—

†	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 99.9%
United States Treasury Inflation Protected Securities
$3,489,248	2.000%	01/15/14	$3,606,452
33,619,509	1.250	04/15/14	34,748,788
18,151,158	0.125	04/15/16	19,294,136
28,892,445	0.125	04/15/17	31,176,682
21,556,647	2.125	01/15/19	26,312,690
2,803,840	1.875	07/15/19	3,434,704
75,945,090	1.125 (a)	01/15/21	89,627,357
10,420,626	0.625	07/15/21	11,931,617
34,715,088	0.125	01/15/23	37,470,425
45,100,705	2.375	01/15/27	61,463,692
11,958,492	3.625	04/15/28	18,698,178
3,860,892	2.500	01/15/29	5,400,423
1,540,715	3.875	04/15/29	2,505,834
7,137,644	2.125	02/15/40	10,066,291
10,987,653	2.125	02/15/41	15,569,833
713,314	0.750	02/15/42	745,527
United States Treasury Notes
2,200,000	0.750	03/31/18	2,197,162

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $358,396,789)			$374,249,791

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
$2,400,000	3.625%	02/22/16	$78,043
Deutsche Bank AG Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
4,400,000	2.030	10/26/15	23,314
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
5,100,000	1.855	11/02/15	31,306
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
7,000,000	3.652	02/22/16	222,848

TOTAL OPTIONS PURCHASED
(Cost $408,478)			$355,511

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $358,805,267)			$374,605,302

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(b) – 1.2%
Repurchase Agreement – 1.2%
Joint Repurchase Agreement Account II
$4,500,000	0.223%	04/01/13	$4,500,000
(Cost $4,500,000)

TOTAL INVESTMENTS – 101.2%
(Cost $363,305,267)			$379,105,302

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%			(4,381,842)

NET ASSETS – 100.0%			$374,723,460

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(b)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 79.

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate
OTC	—Over the Counter

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	58	June 2013	$9,140,438	$81,037
2 Year U.S. Treasury Notes	175	June 2013	38,579,297	5,819
5 Year U.S. Treasury Notes	522	June 2013	64,756,547	90,245
10 Year U.S. Treasury Notes	(264)	June 2013	(34,843,875)	(84,444)
30 Year U.S. Treasury Bonds	(282)	June 2013	(40,740,188)	(149,963)
TOTAL				$(57,306)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	$900	02/24/26	3.125%	3 month LIBOR	$—	$9,186
Credit Suisse International (London)	6,700	05/31/17	3 month LIBOR	0.700%	(7,337)	22,312
Deutsche Bank Securities, Inc.	2,000	10/28/17	1.530	3 month LIBOR	—	6,964
JPMorgan Securities, Inc.	2,300	11/05/17	1.355	3 month LIBOR	—	(527)
Morgan Stanley Capital Services, Inc.	2,600	02/24/26	3.152	3 month LIBOR	—	32,719
TOTAL					$(7,337)	$70,654

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 41.5%
Collateralized Mortgage Obligations – 14.4%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$22,100	21.272%	11/25/20	$32,030

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
424	1,172.807	11/15/21	13,068

Planned Amortization Class – 0.0%
FHLMC REMIC Series 1556, Class H
15,786	6.500	08/15/13	15,871

Regular Floater – 9.6%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)(c)
14,290,156	0.754	02/25/48	14,316,987
FNMA REMIC Series 1988-12, Class B(a)(d)
60,738	0.000	02/25/18	59,795
NCUA Guaranteed Notes Series 2010-A1, Class A(a)
4,590,904	0.553	12/07/20	4,602,887
NCUA Guaranteed Notes Series 2010-R2, Class 1A(a)
8,466,569	0.573	11/06/17	8,492,696
NCUA Guaranteed Notes Series 2011-A1(a)
17,700,000	0.222	06/12/13	17,700,177
NCUA Guaranteed Notes Series 2011-R1, Class 1A(a)
6,181,424	0.653	01/08/20	6,210,400
NCUA Guaranteed Notes Series 2011-R2, Class 1A(a)
19,999,647	0.603	02/06/20	20,074,646
NCUA Guaranteed Notes Series 2011-R3, Class 1A(a)
20,855,212	0.602	03/11/20	20,939,120
NCUA Guaranteed Notes Series 2011-R4, Class 1A(a)
35,909,351	0.583	03/06/20	35,987,903
NCUA Guaranteed Notes Series 2011-R5, Class 1A(a)
23,586,601	0.583	04/06/20	23,640,961
NCUA Guaranteed Notes Series 2011-R6, Class 1A(a)
16,525,886	0.583	05/07/20	16,558,163

			168,583,735

Sequential Fixed Rate – 4.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
10,973,353	3.250	04/25/38	11,433,414
FHLMC REMIC Series 108, Class G
156,775	8.500	12/15/20	175,874
FHLMC REMIC Series 1980, Class Z
861,355	7.000	07/15/27	988,501
FHLMC REMIC Series 2019, Class Z
919,780	6.500	12/15/27	1,043,578
FHLMC REMIC Series 3530, Class DB
11,283,235	4.000	05/15/24	12,283,641
FNMA REMIC Series 1989-66, Class J
295,207	7.000	09/25/19	324,597
FNMA REMIC Series 1990-16, Class E
178,299	9.000	03/25/20	206,549
FNMA REMIC Series 2005-65, Class WL
5,049,374	5.500	07/25/34	5,242,738
FNMA REMIC Series 2011-42, Class MH
4,507,327	4.000	12/25/37	4,528,303

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2011-54, Class CM
$6,039,713	4.000%	12/25/37	$6,079,465
GNMA REMIC Series 1995-3, Class DQ
48,019	8.050	06/16/25	55,591
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20	21,334,000
NCUA Guaranteed Notes Series 2010-R1, Class 2A
1,146,590	1.840	10/07/20	1,161,684
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,900,240

			76,758,175

Sequential Floating Rate(a) – 0.4%
FHLMC REMICS Series 4097, Class AF
907,763	0.603	07/15/39	911,503
FNMA REMIC Series 1988-12, Class A
118,237	3.835	02/25/18	124,289
NCUA Guaranteed Notes Series 2010-R1, Class 1A
5,427,648	0.653	10/07/20	5,455,846

			6,491,638

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$251,894,517

Commercial Mortgage-Backed Securities – 1.3%
FNMA ACES Series 2009-M2, Class A2
$21,700,000	3.334%	01/25/19	$22,830,713

Federal Agencies – 25.8%
Adjustable Rate FHLMC(a) – 0.4%
50,849	1.740	05/01/18	51,303
60,461	3.375	10/01/25	62,242
695,653	2.897	11/01/34	747,773
4,343,106	2.381	06/01/35	4,620,817
470,216	3.426	05/01/36	498,044
96,715	2.566	10/01/36	103,999
158,994	3.027	11/01/36	170,450

			6,254,628

Adjustable Rate FNMA(a) – 3.2%
14,914	1.820	11/01/17	15,016
133,890	2.512	02/01/18	136,481
77,774	2.105	06/01/18	79,298
109,229	5.801	05/01/20	117,455
55,751	3.020	01/01/23	57,338
291,290	3.169	02/01/27	301,384
3,252,260	2.828	08/01/29	3,335,420
55,933	2.380	07/01/32	59,410
41,130	2.880	07/01/32	43,997
160,831	2.450	01/01/33	169,842
2,578,045	2.925	05/01/33	2,763,687
416,878	2.750	08/01/33	442,204
2,001,442	4.611	08/01/33	2,190,954
1,768,483	2.472	02/01/34	1,884,749
582,105	2.695	05/01/34	622,103
1,008,106	2.823	05/01/34	1,069,526
1,073,271	2.345	06/01/34	1,144,128

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$637,697	2.724%	10/01/34	$676,852
966,170	2.758	10/01/34	1,031,458
1,712,804	2.381	02/01/35	1,824,188
208,798	2.471	02/01/35	219,743
1,950,764	2.595	03/01/35	2,090,550
407,533	2.714	03/01/35	437,070
2,429,846	2.372	04/01/35	2,533,139
4,352,554	2.540	04/01/35	4,552,798
1,470,922	2.845	04/01/35	1,553,991
718,913	2.448	05/01/35	752,083
516,983	2.569	05/01/35	549,122
3,180,458	2.347	08/01/35	3,408,640
1,216,490	2.275	10/01/35	1,272,517
2,612,688	2.635	03/01/36	2,763,764
757,973	2.394	04/01/36	792,852
2,126,519	3.040	04/01/36	2,258,091
1,530,707	2.645	06/01/36	1,611,689
2,780,901	2.888	06/01/36	2,990,336
2,524,384	2.635	07/01/36	2,658,656
4,305,311	2.914	09/01/36	4,629,552
572,821	2.935	11/01/36	615,961
3,066,273	2.838	07/01/37	3,261,864
125,307	2.836	12/01/46	134,744

			57,052,652

Adjustable Rate GNMA(a) – 0.7%
3,295,558	1.750	05/20/34	3,453,483
1,029,053	1.750	07/20/34	1,078,597
633,057	1.750	08/20/34	663,548
4,771,336	1.750	09/20/34	5,001,201
606,381	1.625	10/20/34	635,409
991,548	1.625	12/20/34	1,039,125

			11,871,363

FHLMC – 0.1%
3,221	6.500	05/01/13	3,247
496	6.500	06/01/13	501
1,811	6.500	10/01/13	1,826
14,067	8.500	10/01/15	14,458
94,671	8.000	12/01/15	99,731
6,984	7.000	03/01/16	7,365
1,421,016	5.500	01/01/20	1,545,172
361,870	7.000	04/01/22	408,399
7,533	4.500	05/01/23	8,022
33,123	7.500	01/01/31	38,046
9,048	6.000	06/01/36	9,947

			2,136,714

FNMA – 21.4%
2,413	6.000	01/01/14	2,643
8,818	6.000	03/01/14	9,660
4,434	5.500	04/01/14	4,836
1,554	8.500	09/01/15	1,559
47,020	8.500	10/01/15	49,947
6,512	8.500	12/01/15	6,682
8,976,972	3.660	01/01/18	9,957,551

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$3,876	5.500%	01/01/18	$4,176
7,498,300	2.800	03/01/18	8,036,091
6,860,000	3.840	05/01/18	7,633,625
61,986,558	3.738	06/01/18	69,017,296
249,654	5.500	07/01/18	269,993
161,375	5.500	08/01/18	174,360
287,106	5.500	09/01/18	310,462
15,800,000	2.960	11/01/18	17,009,947
43,495	5.500	12/01/18	47,061
18,130	5.500	01/01/19	19,681
120,346	6.000	01/01/19	131,830
33,318	5.500	03/01/19	36,139
5,893	5.500	08/01/19	6,313
11,344	5.000	09/01/19	12,272
41,997	7.000	11/01/19	45,787
4,843,772	3.416	10/01/20	5,289,573
3,684,842	3.632	12/01/20	4,068,709
5,811,338	4.374	06/01/21	6,699,780
41,880,247	4.317	07/01/21	48,060,478
63,591	6.000	03/01/22	69,660
4,383,815	5.500	09/01/23	4,730,470
951,807	5.500	10/01/23	1,026,316
7,622	7.000	12/01/24	8,864
128,461	5.000	06/01/25	138,950
136,851	6.000	02/01/26	151,029
16,256,349	4.000	09/01/26	17,388,578
854,166	5.000	06/01/27	923,910
1,601	7.000	07/01/27	1,688
584,748	6.000	08/01/27	645,386
2,143	7.000	08/01/27	2,491
408,070	5.000	03/01/28	440,941
3,181	7.000	10/01/28	3,723
57,039	6.000	01/01/29	62,714
2,610	7.000	01/01/29	3,033
2,175,822	4.500	09/01/29	2,339,864
1,066	7.000	11/01/29	1,239
131,127	8.000	02/01/31	157,003
1,710	7.000	04/01/31	2,013
14,809,787	4.500	10/01/31	16,089,089
11,050	7.000	05/01/32	12,810
10,754	7.000	06/01/32	12,465
5,181	7.000	08/01/32	6,006
47,508	6.000	03/01/33	52,636
6,136	5.000	04/01/33	6,694
10,471	6.000	04/01/33	11,601
2,662,268	6.500	04/01/33	3,069,015
1,632,557	5.000	12/01/33	1,781,109
2,992	7.000	04/01/34	3,474
50,076	6.000	01/01/35	55,445
6,175,631	6.000	04/01/35	6,842,114
182,986	6.000	06/01/35	200,512
63,750	6.000	09/01/35	69,855
905	6.000	11/01/35	994
167,305	6.000	01/01/36	183,328
165,084	6.000	05/01/36	180,457
10,341	6.000	06/01/36	11,304

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$490,913	6.000%	08/01/36	$536,626
164,939	6.000	09/01/36	180,298
612,771	6.000	03/01/37	674,374
3,503,855	6.000	04/01/37	3,850,183
359,436	6.000	08/01/37	392,851
95,000	8.500	09/01/37	109,691
872,826	7.500	10/01/37	1,053,836
968,780	6.000	11/01/37	1,058,841
192,114	6.000	01/01/39	209,957
1,100,157	5.000	02/01/39	1,192,799
1,537,166	5.000	05/01/39	1,667,539
20,835	4.500	08/01/39	22,406
15,870	5.000	11/01/39	17,216
1,872,275	5.000	03/01/40	2,055,945
644,420	5.000	08/01/40	707,637
4,435,951	4.500	04/01/41	4,784,358
1,709,919	4.500	05/01/41	1,844,219
105,336,069	6.000	05/01/41	115,622,800
3,282,083	4.500	08/01/41	3,562,752
431,898	4.500	10/01/41	465,820
972,088	4.000	01/01/42	1,035,742
181,829	5.000	02/01/42	197,104

			374,836,225

GNMA – 0.0%
547,287	5.500	07/15/20	589,047
243,937	6.000	11/15/38	274,657

			863,704

TOTAL FEDERAL AGENCIES			$453,015,286

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $710,786,850)			$727,740,516

Agency Debentures – 37.8%
FHLB
$12,200,000	2.125%	06/10/16	$12,803,274
FHLMC
34,220,000	5.000 (e)	01/30/14	35,597,355
44,200,000	1.375	02/25/14	44,677,670
51,300,000	0.375	02/27/14	51,390,852
132,800,000	1.000	07/30/14	134,152,913
13,300,000	1.000	08/20/14	13,438,740
9,700,000	0.500	08/28/15	9,724,650
3,600,000	0.875	03/07/18	3,594,346
72,100,000	3.000	07/31/19	72,745,064
FNMA
56,400,000	4.125	04/15/14	58,695,886
28,400,000	0.000 (f)	07/05/14	28,294,696
6,900,000	0.750	12/19/14	6,956,003
26,100,000	0.375	03/16/15	26,142,037
7,900,000	0.500	05/27/15	7,927,911
8,000,000	0.500	07/02/15	8,030,284
96,700,000	2.375	04/11/16	102,305,013
8,800,000	0.875	10/26/17	8,821,637

Agency Debentures – (continued)
FNMA – (continued)
$4,400,000	0.875%	02/08/18	$4,395,190
5,200,000	6.250	05/15/29	7,361,648
16,080,000	7.125	01/15/30	24,731,974
Small Business Administration
59,596	7.200	06/01/17	64,958
179,183	6.300	05/01/18	196,272
120,054	6.300	06/01/18	130,640

TOTAL AGENCY DEBENTURES
(Cost $660,016,156)			$662,179,013

U.S. Treasury Obligations – 20.3%
United States Treasury Bonds
$5,700,000	3.125%	02/15/42	$5,727,816
2,800,000	3.000	05/15/42	2,740,836
11,500,000	2.750	08/15/42	10,665,905
4,500,000	2.750	11/15/42	4,169,475
200,000	3.125	02/15/43	200,320
United States Treasury Inflation Protected Securities
24,050,888	2.000	01/15/14	24,858,757
5,785,848	0.125	01/15/23	6,245,071
United States Treasury Notes
20,600,000	0.125	07/31/14	20,577,546
21,700,000	0.250	08/31/14	21,711,066
43,000,000	0.250	11/30/14	43,017,627
37,300,000	0.125	12/31/14	37,236,963
135,500,000	0.250	02/28/15	135,509,500
17,800,000	0.875	01/31/18	17,915,343
10,000,000	0.750	03/31/18	9,987,100
16,000,000	1.625	11/15/22	15,717,120

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $355,351,272)			$356,280,445

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.3%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$10,300,000	3.590%	03/22/16	$358,702
Bank of America NA Call – OTC –10 year Interest Rate Swap Strike Price 4.070%
9,500,000	4.070	03/29/16	230,174
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
8,900,000	3.645	02/16/16	282,406
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
14,500,000	3.633	02/19/16	467,818
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
9,900,000	3.570	02/22/16	336,108

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2013

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
$9,700,000	3.625%	02/22/16	$315,423
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
45,600,000	3.670	03/08/16	1,462,903
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
32,300,000	1.950	10/26/15	181,196
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
32,200,000	2.030	10/26/15	170,618
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
31,100,000	1.855	11/02/15	190,904
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
9,400,000	3.610	02/16/16	306,613

TOTAL OPTIONS PURCHASED – 0.3%
(Cost $4,884,080)			$4,302,865

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,731,038,358)			$1,750,502,839

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(g) – 0.2%
Repurchase Agreement – 0.2%
Joint Repurchase Agreement Account II
$3,800,000	0.223%	04/01/13	$3,800,000
(Cost $3,800,000)

TOTAL INVESTMENTS – 100.1%
(Cost $1,734,838,358)			$1,754,302,839

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(1,618,450)

NET ASSETS – 100.0%			$1,752,684,389

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $25,750,401, which represents approximately 1.5% of net assets as of March 31, 2013
(d)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.
(e)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 79.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	04/11/13	$(24,000,000)	$(25,856,011)
FNMA	5.000	TBA-30yr	04/11/13	(7,000,000)	(7,584,063)
FNMA	6.000	TBA-30yr	04/11/13	(112,000,000)	(122,710,000)
TOTAL (Proceeds Receivable: $155,934,727)					$(156,150,074)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(26)	June 2013	$(4,097,437)	$(30,293)
2 Year U.S. Treasury Notes	4,108	June 2013	905,621,442	157,847
5 Year U.S. Treasury Notes	2,647	June 2013	328,372,759	688,737
10 Year U.S. Treasury Notes	(725)	June 2013	(95,688,672)	(472,893)
30 Year U.S. Treasury Bonds	(400)	June 2013	(57,787,500)	(183,929)
TOTAL				$159,469

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$31,000		11/02/16	3 month LIBOR	1.780%	$—	$(1,482,676)
	15,100	(b)	01/30/19	2.117%	3 month LIBOR	—	(8,852)
	4,400	(b)	07/29/23	3 month LIBOR	2.088	—	18,187
Citibank NA	192,400	(b)	06/19/18	3 month LIBOR	1.000	(735,099)	1,209,481
	43,400	(b)	06/19/20	3 month LIBOR	1.250	286,346	567,215
	3,300	(b)	02/18/26	3.145	3 month LIBOR	—	41,076
	5,400	(b)	02/23/26	3.133	3 month LIBOR	—	59,175
	3,600	(b)	02/24/26	3.125	3 month LIBOR	—	36,743
	3,700	(b)	02/24/26	3.070	3 month LIBOR	—	19,844
Credit Suisse First Boston Corp.	23,500	(b)	06/19/23	3 month LIBOR	2.000	(453,152)	659,120
	17,000	(b)	06/19/33	3 month LIBOR	2.500	(140,943)	1,130,234
Deutsche Bank Securities, Inc.	14,500	(b)	10/28/17	1.450	3 month LIBOR	—	27,630
	14,500	(b)	10/28/17	1.530	3 month LIBOR	—	50,489
	19,300	(b)	10/03/18	1.797	3 month LIBOR	—	(54,335)
	18,700	(b)	11/09/18	1.779	3 month LIBOR	—	(82,521)
	19,600	(b)	11/13/18	1.738	3 month LIBOR	—	(104,999)
	32,000	(b)	06/19/20	3 month LIBOR	1.250	182,392	446,962
	5,600	(b)	04/03/23	3 month LIBOR	1.835	—	98,173
	5,400	(b)	05/09/23	3 month LIBOR	1.828	—	115,484
	5,700	(b)	05/13/23	3 month LIBOR	1.791	—	143,902
	17,300	(b)	03/10/26	3.170	3 month LIBOR	—	226,599
	400	(b)	06/19/43	3 month LIBOR	2.750	(12,762)	36,552
JPMorgan Securities, Inc.	14,000	(b)	11/05/17	1.355	3 month LIBOR	—	(3,209)
	3,500	(b)	02/18/26	3.110	3 month LIBOR	—	32,773
	46,100	(b)	06/19/28	3 month LIBOR	2.250	850,988	1,439,334
TOTAL						$(22,230)	$4,622,381

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(b)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$3,900	03/24/26	3.090%	3 month LIBOR	$31	$25,743
2,600	03/31/26	3.070	3 month LIBOR	42	11,260
10,800	06/19/43	3 month LIBOR	2.750%	869,750	(227,409)
TOTAL				$869,823	$(190,406)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 66.1%
Aerospace & Defense(a) – 0.2%
General Dynamics Corp.
$150,000	1.000%	11/15/17	$148,831

Airlines(a)(b) – 0.5%
Air Canada
400,000	9.250	08/01/15	425,920

Automotive – 2.4%
Ford Motor Credit Co. LLC
1,600,000	8.000	12/15/16	1,918,536

Banks – 21.0%
ANZ Capital Trust II(a)(b)
150,000	5.360	12/31/49	152,250
Australia & New Zealand Banking Group Ltd.(b)
300,000	1.000	10/06/15	302,280
Banco de Bogota SA(a)(b)
200,000	5.000	01/15/17	214,987
Banco del Estado de Chile(a)(b)
170,000	2.000	11/09/17	169,565
Bank of America Corp.
2,250,000	6.000	09/01/17	2,607,554
Caixa Economica Federal(b)
260,000	2.375	11/06/17	252,566
Capital One Financial Corp.
225,000	2.125	07/15/14	228,388
375,000	1.000	11/06/15	373,599
Citigroup, Inc.
1,570,000	4.750	05/19/15	1,683,704
343,000	3.953	06/15/16	369,161
Commonwealth Bank of Australia(a)
525,000	1.900	09/18/17	536,005
Cooperatieve Centrale Raiffeisen – Boerenleenbank BA(b)
100,000	3.200	03/11/15	104,419
Credit Suisse New York
325,000	5.500	05/01/14	341,455
HSBC Capital Funding LP(a)(b)(c)
725,000	4.610	06/27/49	723,050
ING Bank NV(b)
400,000	2.000	09/25/15	406,400
350,000	1.375	03/07/16	348,351
Intesa Sanpaolo SPA
500,000	3.125	01/15/16	487,819
JPMorgan Chase & Co.
1,125,000	3.450	03/01/16	1,195,454
Lloyds TSB Bank PLC
525,000	4.875	01/21/16	576,286
Morgan Stanley, Inc.
1,875,000	3.800	04/29/16	1,986,406
Nomura Holdings, Inc.
600,000	2.000	09/13/16	598,879
Regions Financial Corp.
355,000	5.750	06/15/15	382,512
Resona Preferred Global Securities Ltd.(a)(b)(c)
575,000	7.191	07/30/49	623,875

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Royal Bank of Scotland PLC
$575,000	2.550%	09/18/15	$591,434
275,000	4.375	03/16/16	298,991
Santander Holdings USA, Inc.(a)
350,000	3.000	09/24/15	357,607
Sparebank 1 Boligkreditt AS(b)
100,000	1.250	10/25/14	100,470
Wells Fargo & Co.
425,000	2.625	12/15/16	448,367
250,000	5.625	12/11/17	295,902

			16,757,736

Chemicals(a) – 1.0%
Ecolab, Inc.
700,000	2.375	12/08/14	718,468
The Dow Chemical Co.
100,000	2.500	02/15/16	104,015

			822,483

Construction Machinery(a) – 0.7%
Case New Holland, Inc.
500,000	7.875	12/01/17	588,125

Consumer Products(a) – 0.9%
Avon Products, Inc.
450,000	2.375	03/15/16	456,680
Spectrum Brands, Inc.
200,000	9.500	06/15/18	226,500

			683,180

Consumer Products – Household & Leisure(a) – 0.7%
Easton-Bell Sports, Inc.
400,000	9.750	12/01/16	429,000
Prestige Brands, Inc.
100,000	8.250	04/01/18	109,500

			538,500

Diversified Manufacturing(a)(b) – 0.2%
Pentair Finance SA
125,000	1.350	12/01/15	125,338

Electric(a) – 0.7%
DPL, Inc.
500,000	6.500	10/15/16	525,625

Energy – 3.7%
Anadarko Petroleum Corp.(a)
375,000	6.375	09/15/17	447,183
BP Capital Markets PLC
375,000	3.200	03/11/16	399,032
375,000	1.375 (a)	11/06/17	375,020
Gaz Capital SA for Gazprom(d)
100,000	9.250	04/23/19	129,750
Marathon Oil Corp.(a)
100,000	0.900	11/01/15	99,882
Noble Holding International Ltd.(a)
100,000	2.500	03/15/17	102,261

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Petrobras International Finance Co.(a)
$200,000	2.875%	02/06/15	$204,123
Raizen Fuels Finance Ltd.(a)
120,000	9.500	08/15/14	131,279
Rosneft Oil Co. via Rosneft International Finance Ltd.(b)
450,000	3.149	03/06/17	457,917
Transocean, Inc.(a)
200,000	5.050	12/15/16	221,629
360,000	2.500	10/15/17	363,181

			2,931,257

Energy – Exploration & Production(a) – 0.3%
Range Resources Corp.
200,000	8.000	05/15/19	218,750

Food & Beverage – 3.0%
Anheuser-Busch InBev Finance, Inc.(a)
175,000	0.800	01/15/16	175,452
Anheuser-Busch InBev Worldwide, Inc.(a)
125,000	3.625	04/15/15	132,372
275,000	1.375	07/15/17	277,422
ConAgra Foods, Inc.(a)
350,000	1.300	01/25/16	352,847
Diageo Capital PLC(a)
25,000	1.500	05/11/17	25,316
HJ Heinz Co.(a)
475,000	1.500	03/01/17	479,750
Kraft Foods, Inc.
200,000	4.125	02/09/16	217,626
Pernod-Ricard SA(a)(b)
525,000	2.950	01/15/17	549,659
SABMiller Holdings, Inc.(a)(b)
200,000	2.450	01/15/17	208,199

			2,418,643

Health Care Products(a) – 0.2%
Life Technologies Corp.
150,000	4.400	03/01/15	157,906

Health Care Services(a) – 2.3%
Coventry Health Care, Inc.
51,000	6.300	08/15/14	54,568
DaVita HealthCare Partners, Inc.
400,000	6.375	11/01/18	427,000
Express Scripts Holding Co.
175,000	3.125	05/15/16	185,146
150,000	3.500	11/15/16	161,548
McKesson Corp.
125,000	0.950	12/04/15	125,408
175,000	1.400	03/15/18	174,968
UnitedHealth Group, Inc.
500,000	0.850	10/15/15	502,182
100,000	1.875	11/15/16	103,082
75,000	1.400	10/15/17	75,450

			1,809,352

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Life Insurance – 1.4%
American International Group, Inc.(a)
$395,000	4.875%	09/15/16	$438,933
Genworth Financial, Inc.(a)
400,000	4.950	10/01/15	426,000
MetLife, Inc.
150,000	1.756	12/15/17	151,599
Prudential Financial, Inc.
125,000	5.100	09/20/14	132,653

			1,149,185

Media – Cable(a) – 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp.
500,000	7.250	10/30/17	537,500
COX Communications, Inc.
100,000	5.500	10/01/15	111,356
25,000	5.875 (b)	12/01/16	29,150
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
800,000	3.500	03/01/16	849,348
DISH DBS Corp.
400,000	6.625	10/01/14	426,000

			1,953,354

Media – Non Cable – 0.9%
NBCUniversal Media LLC(a)
100,000	2.100	04/01/14	101,547
300,000	2.875	04/01/16	316,618
News America, Inc.
200,000	5.300	12/15/14	215,404
WPP Finance UK(a)
100,000	8.000	09/15/14	109,405

			742,974

Metals & Mining(a) – 2.8%
Freeport-McMoRan Copper & Gold, Inc.
475,000	1.400	02/13/15	478,096
Xstrata Finance Canada Ltd.(b)
1,750,000	2.450	10/25/17	1,773,824

			2,251,920

Noncaptive – Financial – 2.1%
Caterpillar Financial Services Corp.
125,000	0.700	11/06/15	125,108
225,000	0.700	02/26/16	224,637
General Electric Capital Corp.
925,000	2.150	01/09/15	948,308
SLM Corp.
400,000	5.000	10/01/13	407,609

			1,705,662

Packaging(a) – 0.1%
Ball Corp.
100,000	7.125	09/01/16	105,500

Pharmaceuticals(a) – 1.3%
AbbVie, Inc.(b)
550,000	1.750	11/06/17	556,237

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(a) – (continued)
Mylan, Inc.(b)
$75,000	7.875%		07/15/20	$87,519
Novartis Capital Corp.
100,000	2.900		04/24/15	104,845
Watson Pharmaceuticals, Inc.
225,000	1.875		10/01/17	227,640
Zoetis, Inc.(b)
75,000	1.150		02/01/16	75,405

				1,051,646

Pipelines(a) – 4.0%
El Paso Pipeline Partners Operating Co. LLC
550,000	4.100		11/15/15	589,623
Energy Transfer Partners LP
100,000	5.950		02/01/15	108,316
Enterprise Products Operating LLC
100,000	3.200		02/01/16	106,112
200,000	8.375	(c)	08/01/66	230,000
675,000	7.034	(c)	01/15/68	781,312
ONEOK Partners LP
250,000	3.250		02/01/16	264,044
Southern Union Co.(c)
100,000	3.316		11/01/66	88,000
TransCanada PipeLines Ltd.(c)
950,000	6.350		05/15/67	1,014,125

				3,181,532

Real Estate Investment Trust(a) – 4.1%
ERP Operating LP
475,000	5.250		09/15/14	505,910
HCP, Inc.
500,000	3.750		02/01/16	534,594
Health Care REIT, Inc.
125,000	6.000		11/15/13	128,958
Kilroy Realty LP
450,000	5.000		11/03/15	490,554
Realty Income Corp.
125,000	2.000		01/31/18	124,973
Simon Property Group LP
100,000	6.100		05/01/16	114,194
Ventas Realty LP/Ventas Capital Corp.
675,000	3.125		11/30/15	709,026
WEA Finance LLC(b)
575,000	5.750		09/02/15	638,572

				3,246,781

Retailers – 0.1%
Wal-Mart Stores, Inc.
75,000	5.375		04/05/17	88,019

Retailers – Food & Drug(a) – 0.7%
Walgreen Co.
550,000	1.800		09/15/17	558,187

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology(a) – 1.1%
Hewlett-Packard Co.
$600,000	3.000%		09/15/16	$618,791
75,000	2.600		09/15/17	75,618
International Business Machines Corp.
125,000	2.000		01/05/16	129,066
Texas Instruments, Inc.
50,000	2.375		05/16/16	52,336

				875,811

Technology – Hardware(a) – 0.8%
Seagate Technology HDD Holdings
500,000	6.800		10/01/16	566,250
Tech Data Corp.
75,000	3.750		09/21/17	77,484

				643,734

Tobacco – 1.1%
Imperial Tobacco Finance PLC(a)(b)
725,000	2.050		02/11/18	729,553
Philip Morris International, Inc.
150,000	1.125		08/21/17	149,241

				878,794

Transportation(a) – 0.6%
CSX Corp.
100,000	6.250		04/01/15	110,589
Penske Truck Leasing Co. LP/PTL Finance Corp.(b)
376,000	3.375		03/15/18	391,136

				501,725

Wireless Telecommunications(a) – 1.7%
American Tower Corp.
525,000	4.500		01/15/18	579,185
Sprint Nextel Corp.
175,000	8.375		08/15/17	203,875
Vodafone Group PLC
550,000	0.900		02/19/16	548,498

				1,331,558

Wirelines Telecommunications – 3.1%
AT&T, Inc.(a)
725,000	2.400		08/15/16	755,959
Deutsche Telekom International Finance BV(a)(b)
175,000	2.250		03/06/17	179,276
Frontier Communications Corp.(a)
300,000	7.875		04/15/15	342,750
PAETEC Holding Corp.(a)
500,000	9.875		12/01/18	573,750
Telecom Italia Capital SA(a)
100,000	5.250		10/01/15	105,000
Telefonica Emisiones SAU(a)
100,000	4.949		01/15/15	104,500

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date		Value

	Corporate Obligations – (continued)
	Wirelines Telecommunications – (continued)
	Verizon Communications, Inc.
	$275,000	0.700%	11/02/15		$273,413
	125,000	3.000 (a)	04/01/16		132,156

					2,466,804

	TOTAL CORPORATE OBLIGATIONS
	(Cost $52,563,217)				$52,803,368

	Mortgage-Backed Obligations – 6.8%
	Collateralized Mortgage Obligations – 3.4%
	Sequential Fixed Rate – 0.7%
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A1
	$94,919	1.337%	06/25/16		$96,326
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	200,000	1.655	11/25/16		205,403
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18		104,073
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	200,000	1.883	05/25/19		204,889

					610,691

	Sequential Floating Rate(c) – 2.7%
	Darrowby PLC Series 2012- 1, Class A
GBP	85,639	2.209	02/20/44		133,859
	Granite Master Issuer PLC Series 2005-4, Class A5
EUR	314,463	0.319	12/20/54		396,995
	Granite Master Issuer PLC Series 2006-1X, Class A7
GBP	94,339	0.734	12/20/54		140,774
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	62,893	0.339	12/20/54		79,399
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$220,124	0.343	12/20/54		216,277
	Granite Mortgages PLC Series 2003-2, Class 1B
	64,002	1.282	07/20/43		62,466
	Granite Mortgages PLC Series 2004-3, Class 2A1
	167,147	0.560	09/20/44		165,896
	Permanent Master Issuer PLC Series 2010-1X, Class 2A2
EUR	400,000	1.445	07/15/42		521,857
	Permanent Master Issuer PLC Series 2011-2X, Class 1A2
	$250,000	1.854	07/15/42		254,446
	Springleaf Mortgage Loan Trust Series 2012-3A, Class A(b)
	180,554	1.570	12/25/59		181,922

					2,153,891

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$2,764,582

	Commercial Mortgage-Backed Securities – 0.6%
	Sequential Fixed Rate – 0.1%
	FNMA-ACES Series 12-M9, Class ASQ2
	100,000	1.513	12/25/17		101,704

	Principal Amount	Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(c) – 0.5%
	FHLMC Multifamily Structured Pass-Through Certificates Series KF01, Class A
	$188,968	0.554%	04/25/19		$189,648
	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4
	150,000	5.335	08/12/37		161,610

					351,258

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$452,962

	Federal Agencies – 2.8%
	FNMA – 2.8%
	24,123	4.000	11/01/40		25,692
	147,134	5.000	01/01/42		159,495
	2,000,000	3.000	TBA-30yr	(e)	2,062,344

	TOTAL FEDERAL AGENCIES				$2,247,531

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $5,462,149)				$5,465,075

	Asset-Backed Securities – 11.6%
	Auto – 2.4%
	Ally Master Owner Trust Series 2012-5, Class A
	$350,000	1.540%	09/15/19		$351,731
	Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(c)
	900,000	0.583	01/15/18		900,000
	Motor PLC Series 2012-A, Class A1B(b)(c)
	250,000	0.704	02/25/20		250,290
	Toyota Auto Receivables Owner Trust Series 2011-B, Class A3
	250,000	0.680	06/15/15		250,512
	Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4
	147,439	2.140	08/22/16		148,487

					1,901,020

	Collateralized Loan Obligations(c) – 6.1%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)
	579,335	0.949	11/01/18		559,447
	ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)
	600,000	1.558	04/18/24		582,000
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
	250,000	0.551	04/29/19		241,785
	Crown Point CLO Ltd. Series 2012-1A, Class A1LA(b)
	100,000	1.039	11/21/22		97,886
	Gleneagles CLO Ltd. Series 2005-1A, Class A1(b)
	407,050	0.574	11/01/17		401,245
	Grayson CLO Ltd. Series 2006-1A, Class A1A(b)
	227,144	0.544	11/01/21		220,984
	Greywolf CLO Ltd. Series 2007-1A, Class A(b)
	589,099	0.535	02/18/21		572,171
	Jasper CLO Ltd. Series 2005-1A, Class A(b)
	175,790	0.569	08/01/17		172,384
	Liberty CLO Ltd. Series 2005-1A, Class A1C(b)
	601,132	0.549	11/01/17		594,156

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations(c) – (continued)
	OCP CLO Ltd. Series 2012-2A, Class ACOM(b)
	$300,000	1.529%	11/22/23	$296,953
	OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
	300,000	1.618	04/17/25	296,384
	Red River CLO Ltd. Series 1A, Class A(b)
	691,486	0.569	07/27/18	666,759
	Westchester CLO Ltd. Series 2007-1X, Class A1A
	203,528	0.524	08/01/22	195,783

				4,897,937

	Home Equity(b) – 0.3%
	HLSS Servicer Advance Receivables Backed Notes Series 2013-T1, Class A2
	200,000	1.495	01/16/46	201,152

	Student Loan(c) – 2.8%
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	241,362	0.394	09/25/23	241,121
	College Loan Corp. Trust Series 2004-1, Class A4
	100,000	0.491	04/25/24	97,386
	Education Loan Asset-Backed Trust Series 2012-1, Class A1
	117,474	0.654	06/25/22	117,475
	Educational Services of America, Inc. Series 2012-1, Class A1(b)
	193,981	1.354	09/25/40	198,733
	GCO Education Loan Funding Trust Series 2005-2, Class A5L
	84,038	0.408	05/25/21	83,904
	Nelnet Student Loan Corp.Series 2004-2A, Class A4
	154,629	0.428	08/26/19	154,513
	Northstar Education Finance, Inc. Series 2012-1, Class A(b)
	332,272	0.904	12/26/31	332,319
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b)
	180,586	0.754	05/25/27	181,423
	SLC Student Loan Trust Series 2006-1, Class A4
	200,730	0.360	12/15/21	200,377
	SLM Student Loan Trust Series 2006-8, Class A4
	208,708	0.381	10/25/21	208,384
	SLM Student Loan Trust Series 2006-9, Class A4
	203,870	0.371	10/25/22	203,376
	SLM Student Loan Trust Series 2012-2, Class A
	213,511	0.904	01/25/29	216,234

				2,235,245

	TOTAL ASSET-BACKED SECURITIES
	(Cost $9,149,729)			$9,235,354

	Foreign Debt Obligations – 4.6%
	Noncaptive – Financial – 0.6%
	Caterpillar Financial Services Corp.
CNY	3,000,000	1.350%	07/12/13	$481,271

	Principal Amount	Interest Rate	Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – 4.0%
	Kommunalbanken AS(b)
	$100,000	1.000%	09/26/17	$100,376
	Mexican Cetes(f)
MXN	3,275,530	0.000	04/04/13	265,136
	15,917,200	0.000	06/27/13	1,276,644
	Republic of Colombia
	$100,000	7.375	03/18/19	128,850
	Republic of Indonesia
	100,000	11.625	03/04/19	145,625
	Republic of Panama
	190,000	7.250	03/15/15	211,850
	Republic of Slovenia(b)
	200,000	5.500	10/26/22	189,000
	Republic of Turkey
	170,000	7.000	09/26/16	195,925
	Ukraine Government Bond
	400,000	9.250	07/24/17	431,500
	United Mexican States
	260,000	5.875	01/15/14	269,750

				3,214,656

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $3,625,257)			$3,695,927

	Government Guarantee Obligations – 3.3%
	Kreditanstalt fuer Wiederaufbau
EUR	1,100,000	3.125%	06/15/18	$1,578,885
	700,000	4.375	07/04/18	1,061,967

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $2,673,339)			$2,640,852

	Municipal Debt Obligation(c) – 0.2%
	Massachusetts – 0.2%
	Massachusetts State GO Bonds Series 2010 A
	$200,000	0.650%	02/01/14	$200,284
	(Cost $200,034)

	U.S. Treasury Obligations – 3.7%
	United States Treasury Bonds
	$100,000	3.125%	02/15/42	$100,488
	100,000	2.750	11/15/42	92,655
	United States Treasury Inflation Protected Securities
	996,928	2.000	01/15/14	1,030,415
	299,268	0.125	01/15/23	323,021
	United States Treasury Notes
	500,000	0.250	09/30/14	500,240
	100,000	0.750	02/28/18	99,982
	600,000	0.750	03/31/18	599,226
	200,000	1.250	02/29/20	200,320

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $2,940,361)			$2,946,347

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.6%
Interest Rate Swaptions
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.670%
$13,000,000	3.670%	03/08/16	$417,056
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
9,300,000	2.030	10/26/15	49,278

TOTAL OPTIONS PURCHASED – 0.6%
(Cost $544,842)			$466,334

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $77,158,928)			$77,453,541

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 8.8%
Certificates of Deposit – 0.4%
Dexia Credit Local
$300,000	1.700%	09/06/13	$300,696

Repurchase Agreement(g) – 8.4%
Joint Repurchase Agreement Account II
6,700,000	0.223	04/01/13	6,700,000

TOTAL SHORT-TERM INVESTMENTS – 8.8%
(Cost $7,000,000)			$7,000,696

TOTAL INVESTMENTS – 105.7%
(Cost $84,158,928)			$84,454,237

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.7)%			(4,551,604)

NET ASSETS – 100.0%			$79,902,633

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,963,287, which represents approximately 20.0% of net assets as of March 31, 2013.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $ 2,062,344, which represents approximately 2.6% of net assets as of March 31, 2013.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on page 79.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand
Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
OTC	—Over the Counter
REIT	—Real Estate Investment Trust
SPA	—Stand-by Purchase Agreement

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	CNY/USD	08/22/13	$336,601	$601
	JPY/USD	06/19/13	67,554	554
	USD/KRW	04/05/13	71,089	359
	USD/ZAR	06/19/13	32,236	764
BNP Paribas SA	EUR/USD	06/19/13	67,977	112
	USD/CZK	06/19/13	125,824	1,789
	USD/EUR	06/19/13	137,237	390
Citibank NA	AUD/USD	06/19/13	133,505	916
	GBP/USD	06/19/13	66,828	499
	JPY/USD	06/19/13	100,458	458
	NOK/EUR	06/19/13	33,347	376
	TRY/USD	06/19/13	33,268	268
	TRY/USD	06/20/13	33,099	99
	USD/EUR	04/15/13	3,704,595	55,163
	USD/EUR	06/19/13	132,107	837
	USD/RUB	04/04/13	80,858	455
	USD/RUB	04/29/13	134,796	204
	USD/TWD	04/08/13	64,715	285
Credit Suisse International (London)	CHF/EUR	06/19/13	132,107	600
	CLP/USD	04/05/13	66,084	84
	INR/USD	04/02/13	21,368	46
	USD/COP	04/05/13	64,907	93
	USD/RUB	04/04/13	2,693	15
	USD/RUB	04/29/13	136,307	693
Deutsche Bank AG (London)	EUR/PLN	06/19/13	67,880	97
	EUR/USD	06/19/13	135,955	468
	GBP/USD	06/19/13	66,828	366
	HUF/EUR	06/19/13	66,695	284
	ILS/USD	06/19/13	134,383	1,383
	MXN/USD	06/19/13	453,786	4,213
	NZD/USD	06/19/13	67,412	978
	TRY/USD	06/19/13	69,181	181
	USD/CHF	06/19/13	650,622	2,060
	USD/EUR	06/19/13	265,496	2,131
	USD/KRW	04/05/13	128,568	2,432
	USD/KRW	04/15/13	65,060	940
	USD/SEK	06/19/13	84,313	2,009
HSBC Bank PLC	EUR/HUF	06/19/13	31,773	292
	NOK/EUR	06/19/13	102,607	532
	USD/EUR	06/19/13	66,695	645
	USD/MXN	06/19/13	67,909	91
JPMorgan Securities, Inc.	CZK/EUR	06/19/13	33,347	25
	ILS/USD	06/19/13	132,587	1,557
	INR/USD	04/12/13	65,455	455
	SEK/EUR	06/19/13	67,977	611
	TRY/USD	06/19/13	114,180	830
	USD/EUR	06/19/13	137,237	62
	USD/TRY	06/19/13	198,996	4

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Capital Services, Inc.	EUR/SEK	06/19/13	$67,562	$415
	JPY/USD	06/19/13	545,956	1,956
	MXN/USD	06/19/13	66,674	674
	USD/BRL	04/05/13	129,099	1,901
	USD/HUF	06/19/13	141,588	1,286
	USD/MXN	06/19/13	32,975	25
Royal Bank of Canada	CAD/USD	06/19/13	339,305	1,305
	MXN/USD	04/04/13	1,002,919	34,474
	USD/EUR	06/19/13	132,107	1,115
State Street Bank	MXN/USD	06/19/13	199,392	2,392
	USD/EUR	06/19/13	465,580	4,444
	USD/RUB	04/04/13	32,770	230
	USD/RUB	04/29/13	93,271	569
	ZAR/USD	06/19/13	32,236	1
Westpac Banking Corp.	AUD/USD	06/19/13	133,505	623
	NZD/AUD	06/19/13	134,540	409
	NZD/USD	06/19/13	101,534	282
TOTAL				$140,407

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	BRL/USD	04/29/13	$68,878	$(122)
	EUR/USD	06/19/13	133,389	(766)
	KRW/USD	04/15/13	71,026	(378)
	KRW/USD	04/29/13	136,708	(292)
	TWD/USD	04/08/13	103,929	(690)
	TWD/USD	04/15/13	130,096	(904)
	USD/BRL	04/29/13	101,251	(251)
	USD/CLP	04/05/13	65,681	(681)
	USD/CNY	08/22/13	262,417	(417)
	USD/JPY	06/19/13	113,664	(2,664)
	ZAR/USD	06/19/13	65,770	(230)
BNP Paribas SA	EUR/PLN	06/19/13	100,282	(240)
	USD/JPY	06/19/13	69,466	(466)
Citibank NA	EUR/GBP	06/19/13	124,816	(2,860)
	EUR/USD	06/19/13	197,519	(2,076)
	KRW/USD	04/05/13	132,939	(61)
	KRW/USD	04/08/13	63,337	(1,663)
	PHP/USD	04/10/13	111,770	(389)
	PHP/USD	04/15/13	132,082	(918)
	RUB/USD	04/04/13	18,174	(173)
	RUB/USD	05/08/13	80,388	(459)
	USD/EUR	06/19/13	137,237	(125)
	USD/SGD	06/19/13	119,598	(818)
Credit Suisse International (London)	CHF/USD	06/19/13	68,832	(168)
	EUR/USD	06/19/13	130,824	(2,276)
	INR/USD	05/06/13	112,702	(345)
	RUB/USD	04/22/13	132,442	(558)
	USD/CAD	06/19/13	47,305	(502)

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Credit Suisse International (London) (continued)	USD/COP	04/26/13	$67,038	$(38)
	USD/INR	04/02/13	113,906	(90)
	USD/MXN	06/19/13	68,264	(264)
Deutsche Bank AG (London)	AUD/CHF	06/19/13	66,246	(11)
	BRL/USD	04/05/13	152,312	(1,990)
	CHF/USD	06/19/13	99,890	(610)
	CNY/USD	08/22/13	117,338	(90)
	EUR/CHF	06/19/13	132,642	(535)
	EUR/USD	06/19/13	125,694	(2,392)
	GBP/USD	06/19/13	133,656	(75)
	INR/USD	04/02/13	226,981	(469)
	INR/USD	04/26/13	134,518	(371)
	PHP/USD	04/24/13	46,822	(140)
	PLN/USD	06/19/13	78,085	(1,275)
	RUB/USD	04/04/13	98,148	(1,083)
	SEK/EUR	06/19/13	33,347	(34)
	THB/USD	04/23/13	66,174	(78)
	USD/CHF	06/19/13	66,161	(161)
	USD/GBP	06/19/13	66,828	(417)
	USD/IDR	04/30/13	69,141	(141)
	USD/INR	04/02/13	67,243	(243)
	USD/JPY	06/19/13	217,352	(4,475)
	USD/KRW	05/02/13	135,076	(76)
	USD/PHP	05/02/13	135,130	(130)
HSBC Bank PLC	KRW/USD	04/15/13	66,977	(23)
	RUB/USD	04/08/13	64,294	(706)
	TWD/USD	04/10/13	86,222	(796)
	USD/KRW	04/30/13	69,009	(9)
	USD/MXN	04/04/13	1,002,919	(39,069)
JPMorgan Securities, Inc.	BRL/USD	04/05/13	76,634	(1,247)
	EUR/HUF	06/19/13	67,665	(970)
	EUR/PLN	06/19/13	68,055	(78)
	EUR/USD	06/19/13	65,412	(1,278)
	ILS/USD	06/19/13	68,972	(28)
	JPY/EUR	06/19/13	135,955	(878)
	RUB/USD	04/08/13	189,040	(1,037)
	USD/GBP	06/19/13	66,828	(1,144)
	USD/HUF	06/19/13	68,197	(197)
	USD/ILS	06/19/13	68,075	(75)
	USD/INR	04/12/13	32,104	(104)
	USD/MXN	06/19/13	68,320	(320)
	USD/MXN	06/27/13	1,250,538	(69,446)
	USD/NZD	06/19/13	182,315	(2,683)
	USD/TRY	06/19/13	81,748	(398)
Morgan Stanley Capital Services, Inc.	BRL/USD	04/12/13	122,974	(4,026)
	USD/ZAR	06/19/13	67,334	(334)
Royal Bank of Canada	CHF/USD	06/19/13	113,925	(75)
	USD/AUD	06/19/13	33,117	(765)
	USD/CAD	06/19/13	101,673	(673)
	USD/COP	04/30/13	105,133	(72)
	USD/GBP	05/10/13	284,300	(235)

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Canada (continued)	USD/JPY	06/19/13	$33,823	$(823)
	USD/TRY	06/19/13	33,120	(120)
State Street Bank	EUR/MXN	06/19/13	138,067	(830)
	EUR/NOK	06/19/13	146,376	(695)
	EUR/USD	06/19/13	504,076	(9,904)
	INR/USD	04/02/13	67,201	(140)
	NOK/EUR	06/19/13	137,237	(363)
	TWD/USD	04/30/13	110,819	(353)
	USD/INR	04/02/13	67,201	(201)
	USD/JPY	06/19/13	134,597	(1,597)
	USD/MXN	06/19/13	137,032	(32)
	USD/MYR	04/08/13	65,440	(440)
	USD/TRY	06/19/13	102,542	(542)
Westpac Banking Corp.	KRW/USD	04/05/13	66,718	(282)
	USD/AUD	06/19/13	340,489	(2,970)
TOTAL				$(182,638)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	17	March 2014	$5,428,526	$(1,582)
French 10 Year Government Bonds	(3)	June 2013	(523,072)	(4,915)
German Euro Schatz Futures	24	June 2013	3,409,313	2,964
Italian 10 Year Government Bonds	(1)	June 2013	(139,094)	88
U.K. Life Long Gilt	(34)	March 2014	(6,425,696)	2,084
5 Year German Euro-Bobl	(1)	June 2013	(162,436)	(1,001)
10 Year German Euro-Bund	13	June 2013	2,424,454	21,769
2 Year U.S. Treasury Notes	8	June 2013	1,763,625	532
5 Year U.S. Treasury Notes	12	June 2013	1,488,656	(1,778)
10 Year U.S. Treasury Notes	(11)	June 2013	(1,451,828)	(8,890)
30 Year U.S. Treasury Bonds	(51)	June 2013	(7,367,906)	(32,559)
TOTAL				$(23,288)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC		$11,300	(a)	06/19/16	0.500%	3 month LIBOR	$(63,947)	$33,442
		3,500	(a)	06/19/18	1.000	3 month LIBOR	(29,082)	20,452
Barclays Bank PLC	BRL	1,920		01/02/14	7.524	1 month Brazilian Interbank Deposit Average	—	(830)
		2,270		01/02/14	7.450	1 month Brazilian Interbank Deposit Average	—	(1,553)
	AUD	100	(a)	06/19/18	3.250	6 month AUDOR	(2,339)	659
	NOK	2,280	(a)	06/19/18	6 month NIBOR	2.500	303	(144)
	JPY	75,000	(a)	06/19/20	6 month JYOR	0.500	1,499	(6,186)
	GBP	350	(a)	06/19/23	2.000	6 month BP	(8,838)	9,829
Citibank NA	AUD	600	(a)	06/19/18	3.250	6 month AUDOR	(13,534)	3,455
	NOK	230	(a)	06/19/18	6 month NIBOR	2.500	69	(54)
	JPY	420,000	(a)	06/19/20	6 month JYOR	0.500	—	(26,246)
	EUR	1,440	(a)	02/07/22	2.453	6 month EURO	—	23,959
		1,510	(a)	02/13/22	2.450	6 month EURO	—	24,334
		550	(a)	02/07/32	6 month EURO	2.841	—	(12,913)
		580	(a)	02/13/32	6 month EURO	2.852	—	(14,453)
Credit Suisse International (London)	AUD	150	(a)	06/19/18	3.250	6 month AUDOR	(3,303)	786
	CAD	470	(a)	06/19/18	6 month CDOR	1.750	(286)	(227)
	GBP	350	(a)	06/19/23	6 month BP	2.000	15,547	(16,538)
Deutsche Bank Securities, Inc.		$6,700	(a)	06/19/15	0.500	3 month LIBOR	(2,077)	8,210
		4,200	(a)	10/28/17	1.530	3 month LIBOR	—	14,624
		4,600	(a)	06/19/20	3 month LIBOR	1.250	121,150	(30,681)
		4,900	(a)	03/10/26	3.170	3 month LIBOR	—	64,181
JPMorgan Securities, Inc.	BRL	1,980		01/04/16	8.100	1 month Brazilian Interbank Deposit Average	—	(15,096)
		$5,500	(a)	06/19/18	1.000	3 month LIBOR	(6,166)	(7,395)
TOTAL							$8,996	$71,615
(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America Securities LLC	Tranches of Commercial Mortgage-Backed Index AAA	$300	0.350%	02/17/51	1.085%	$(10,851)	$2,300
Citibank NA	CDX North America Investment Grade Index 19	17,425	1.000	12/20/17	0.811	98,109	58,358
	Tranches of Commercial Mortgage-Backed Index AAA	3,700	0.350	02/17/51	1.085	(128,489)	23,027
TOTAL						$(41,231)	$83,685
(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2013, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Enhanced Income	$2,200,000	$2,200,055	$2,252,944
Government Income	113,400,000	113,402,810	116,128,997
High Quality Floating Rate	45,200,000	45,201,120	46,287,748
Inflation Protected Securities	4,500,000	4,500,112	4,608,294
Short Duration Government	3,800,000	3,800,094	3,891,448
Short Duration Income	6,700,000	6,700,166	6,861,237

REPURCHASE AGREEMENTS — At March 31, 2013, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
BNP Paribas Securities Co.	0.150%	$115,167	$5,936,344	$2,366,162	$235,569	$198,925	$350,736
BNP Paribas Securities Co.	0.230	882,949	45,511,971	18,140,573	1,806,031	1,525,092	2,688,979
Credit Suisse Securities LLC	0.170	38,389	1,978,781	788,721	78,523	66,308	116,912
Deutsche Bank Securities, Inc.	0.250	272,869	14,065,177	5,606,226	558,142	471,320	831,011
JPMorgan Securities LLC	0.200	337,824	17,413,276	6,940,741	691,003	583,514	1,028,827
Wells Fargo Securities LLC	0.230	552,802	28,494,451	11,357,577	1,130,732	954,841	1,683,535
TOTAL		$2,200,000	$113,400,000	$45,200,000	$4,500,000	$3,800,000	$6,700,000

At March 31, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.000%	03/01/23 to 03/01/43
Federal National Mortgage Association	2.500 to 7.000	03/01/20 to 03/01/43
Government National Mortgage Association	2.500 to 5.000	11/15/26 to 03/20/43
U.S. Treasury Notes	1.250 to 3.000	02/15/14 to 09/30/16

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2013

Enhanced Income Fund
Assets:
Investments, at value (cost $349,723,883, $752,520,124, $164,227,262, $358,805,267, $1,731,038,358 and $77,458,928)	$352,453,646
Repurchase agreement, at value which equals cost	2,200,000
Cash	1,085,735
Foreign currencies, at value (cost $32,395 for Short Duration Income Fund)	—
Receivables:
Investments sold	—
Investments sold on an extended settlement basis	—
Fund shares sold	4,541,781
Interest	1,577,630
Variation margin on certain derivative contracts	92,568
Unrealized gain on swap contracts	13,923
Unrealized gain on forward foreign currency exchange contracts	—
Reimbursement from investment adviser	—
Collateral on certain derivative contracts(b)	—
Upfront payments made on swap contracts	—
Other assets	2,002
Total assets	361,967,285

Liabilities:
Payables:
Investments purchased	2,898,640
Investments purchased on an extended settlement basis	—
Fund shares redeemed	10,283,912
Variation margin on certain derivative contracts	—
Amounts owed to affiliates	139,507
Income distribution	36,893
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds receivable $0, $15,345,859, $0, $0, $155,934,727 and $0)	—
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Upfront payments received on swap contracts	2,771
Accrued expenses and other liabilities	41,785
Total liabilities	13,403,508

Net Assets:
Paid-in capital	364,896,132
Undistributed (distributions in excess of) net investment income	554,062
Accumulated net realized gain (loss)	(19,502,196)
Net unrealized gain	2,615,779
NET ASSETS	$348,563,777
Net Assets:
Class A	$50,858,563
Class B	200,485
Class C	—
Institutional	295,940,256
Administration	219,647
Service	—
Class IR	1,344,826
Class R	—
Total Net Assets	$348,563,777
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	5,357,723
Class B	21,154
Class C	—
Institutional	31,209,415
Administration	23,093
Service	—
Class IR	141,893
Class R	—
Net asset value, offering and redemption price per share:(c)
Class A	$9.49
Class B	9.48
Class C	—
Institutional	9.48
Administration	9.51
Service	—
Class IR	9.48
Class R	—

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.
(b)	Segregated for initial margin on swap transactions of $50,497, $115,002 and $670,507 for the Government Income, High Quality Floating Rate and Short Duration Government Funds, respectively.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds is $9.63, $15.58, $8.91, $11.68, $10.40 and $10.32, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund(a)	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund

$765,588,939	$165,682,775	$374,605,302	$1,750,502,839	$77,754,237
113,400,000	45,200,000	4,500,000	3,800,000	6,700,000
61,450	141,838	3,344	738,055	9,841
—	—	—	—	32,263

77,679	114,374	—	64,994	—
107,153,672	—	—	196,525,005	1,036,873
1,817,309	3,224,737	973,195	26,381,321	2,410,136
2,173,902	181,463	1,066,591	5,996,141	665,105
283	7,773	—	—	4,979
1,740,291	400,898	71,181	6,358,973	287,616
—	—	—	—	140,407
38,125	38,838	6,566	36,857	91,460
50,497	515,002	—	2,003,319	390,000
151,077	—	—	1,319,726	236,677
5,773	4,505	2,692	11,772	757
992,258,997	215,512,203	381,228,871	1,993,739,002	89,760,351

8,995,779	1,699,203	2,198,968	9,995,310	599,975
192,589,727	—	—	38,528,203	3,080,391
1,591,166	5,930,217	3,766,908	21,123,273	4,811,732
251,546	21,999	21,584	54,829	—
503,057	77,898	129,859	899,561	32,055
102,186	22,432	61,375	180,821	8,248
2,316,874	790,000	260,000	10,867,713	670,000
15,338,750	—	—	156,150,074	—
62,346	871	527	1,736,592	132,316
—	—	—	—	182,638
794,130	149,290	7,337	1,341,956	268,912
107,066	72,300	58,853	176,281	71,451
222,652,627	8,764,210	6,505,411	241,054,613	9,857,718

760,970,452	239,074,415	364,659,978	1,738,182,880	79,312,742
834,977	(785,071)	(1,872,755)	5,752,634	227,253
(7,196,506)	(33,369,272)	(3,877,146)	(15,091,703)	(21,501)
14,997,447	1,827,921	15,813,383	23,840,578	384,139
$769,606,370	$206,747,993	$374,723,460	$1,752,684,389	$79,902,633

$285,954,633	$47,438,368	$73,665,251	$471,347,029	$869,807
8,179,905	—	—	266,515	—
25,654,856	—	19,203,000	69,495,316	174,419
346,781,567	158,131,922	276,215,551	1,133,609,941	78,695,760
—	—	—	—	—
79,619,610	159,509	—	53,464,221	—
1,508,523	1,018,194	3,616,996	24,501,367	152,332
21,907,276	—	2,022,662	—	10,315
$769,606,370	$206,747,993	$374,723,460	$1,752,684,389	$79,902,633

19,067,617	5,401,801	6,551,627	46,020,454	85,527
545,437	—	—	26,119	—
1,710,751	—	1,702,022	6,830,432	17,144
23,163,065	18,011,734	24,478,124	111,039,333	7,729,219
—	—	—	—	—
5,322,881	18,073	—	5,243,956	—
100,659	116,150	321,527	2,390,337	14,964
1,462,562	—	179,476	—	1,013

$15.00	$8.78	$11.24	$10.24	$10.17
15.00	—	—	10.20	—
15.00	—	11.28	10.17	10.17
14.97	8.78	11.28	10.21	10.18
—	—	—	—	—
14.96	8.83	—	10.20	—
14.99	8.77	11.25	10.25	10.18
14.98	—	11.27	—	10.18

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2013

Enhanced Income Fund
Investment income:
Interest	$6,455,458

Expenses:
Management fees	1,170,196
Transfer Agent fees(b)	273,668
Distribution and Service fees(b)	238,233
Custody, accounting and administrative services	141,013
Professional fees	69,501
Registration fees	49,144
Printing and mailing costs	30,703
Trustee fees	17,098
Administration share fees	2,611
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Amortization of offering costs	—
Other	12,630
Total expenses	2,004,797
Less — expense reductions	(85,822)
Net expenses	1,918,975
NET INVESTMENT INCOME	4,536,483

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	2,441,527
Futures contracts	(2,824,486)
Written options	—
Swap contracts	67,591
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments	(894,921)
Futures contracts	1,541,368
Swap contracts	(24,057)
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net realized and unrealized gain (loss)	307,022
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,843,505

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$234,960	$3,273	$—	$—	$122,179	$425	$—	$148,397	$418	$—	$2,249	$—
Government Income	889,248	104,685	301,112	110,844	462,409	13,609	39,145	120,103	—	34,132	2,391	28,819
High Quality Floating Rate	187,348	—	—	—	97,421	—	—	64,745	—	96	2,005	—
Inflation Protected Securities	287,753	—	220,030	8,871	149,632	—	28,604	74,404	—	—	4,525	2,306
Short Duration Government	1,650,705	3,868	825,037	—	858,367	503	107,255	466,301	—	24,599	38,240	—
Short Duration Income	29,783	—	1,367	51	15,487	—	178	12,458	—	—	92	15

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund(a)	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund

$12,727,119	$2,843,244	$2,964,548	$24,681,063	$809,556

4,351,722	954,331	1,083,621	9,487,688	173,103
700,608	164,267	259,471	1,495,265	28,230
1,405,889	187,348	516,654	2,479,610	31,201
241,104	153,058	70,102	287,629	87,303
96,742	128,528	87,298	93,116	130,447
95,988	67,793	76,243	57,390	63,893
136,718	47,141	45,088	152,374	36,300
18,538	15,514	15,864	19,669	15,180
—	—	—	—	—
213,323	596	—	153,745	—
213,323	596	—	153,745	—
—	—	—	—	181,734
32,996	17,671	13,452	65,032	6,389
7,506,951	1,736,843	2,167,793	14,445,263	753,780
(674,937)	(517,678)	(590,491)	(1,913,093)	(515,945)
6,832,014	1,219,165	1,577,302	12,532,170	237,835
5,895,105	1,624,079	1,387,246	12,148,893	571,721

12,423,174	3,515,273	11,256,617	10,477,920	98,382
2,845,205	(1,128,516)	(273,322)	(2,944,155)	164,759
144,548	47,430	—	738,950	—
(1,661,685)	(2,671,834)	12,450	(18,750,129)	70,028
—	—	—	—	162,974
—	—	—	—	11,005

(3,933,971)	(1,094,675)	4,078,542	2,024,867	333,842
1,120,285	(33,548)	(181,066)	1,193,604	(41,610)
1,541,026	1,314,039	62,792	6,198,879	155,300
—	—	—	—	(43,904)
—	—	—	—	(951)
12,478,582	(51,831)	14,956,013	(1,060,064)	909,825
$18,373,687	$1,572,248	$16,343,259	$11,088,829	$1,481,546

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$4,536,483	$8,120,027
Net realized gain (loss)	(315,368)	(8,211,874)
Net change in unrealized gain (loss)	622,390	(1,193,835)
Net increase (decrease) in net assets resulting from operations	4,843,505	(1,285,682)

Distributions to shareholders:
From net investment income
Class A Shares	(659,516)	(1,792,169)
Class B Shares	(241)	(1,525)
Class C Shares	—	—
Institutional Shares	(3,841,709)	(6,459,840)
Administration Shares	(8,655)	(25,026)
Service Shares	—	—
Class IR Shares	(16,557)	(24,400)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(4,526,678)	(8,302,960)

From share transactions:
Proceeds from sales of shares	416,088,197	360,036,258
Reinvestment of distributions	4,179,680	7,340,591
Cost of shares redeemed	(582,106,180)	(655,224,524)
Net decrease in net assets resulting from share transactions	(161,838,303)	(287,847,675)
TOTAL DECREASE	(161,521,476)	(297,436,317)

Net assets:
Beginning of year	510,085,253	807,521,570
End of year	$348,563,777	$510,085,253
Undistributed (distributions in excess of) net investment income	$554,062	$694,425

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund(a)
For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012

$5,895,105	$9,810,846	$1,624,079	$2,853,946
13,751,242	39,227,721	(237,647)	(3,394,194)
(1,272,660)	3,705,240	185,816	(48,620)
18,373,687	52,743,807	1,572,248	(588,868)

(3,951,301)	(5,120,138)	(252,506)	(245,344)
(39,169)	(69,255)	—	—
(109,397)	(150,082)	—	—
(4,251,606)	(3,975,947)	(1,116,989)	(1,530,652)
—	—	—	—
(804,219)	(1,007,114)	(609)	(798)
(24,532)	(15,696)	(8,298)	(3,661)
(187,427)	(164,769)	—	—

(11,813,397)	(8,861,023)	—	—
(346,922)	(307,313)	—	—
(1,035,988)	(693,760)	—	—
(11,748,028)	(5,146,024)	—	—
(2,869,795)	(2,204,050)	—	—
(56,494)	(27,828)	—	—
(805,220)	(401,308)	—	—
(38,043,495)	(28,144,307)	(1,378,402)	(1,780,455)

376,886,051	332,308,933	171,490,042	163,330,885
31,562,575	22,914,512	1,094,509	1,269,217
(412,964,050)	(458,448,811)	(265,924,081)	(277,140,579)
(4,515,424)	(103,225,366)	(93,339,530)	(112,540,477)
(24,185,232)	(78,625,866)	(93,145,684)	(114,909,800)

793,791,602	872,417,468	299,893,677	414,803,477
$769,606,370	$793,791,602	$206,747,993	$299,893,677
$834,977	$1,271,283	$(785,071)	$64,098

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$1,387,246	$4,747,552
Net realized gain (loss)	10,995,745	13,564,864
Net change in unrealized gain (loss)	3,960,268	9,942,691
Net increase (decrease) in net assets resulting from operations	16,343,259	28,255,107

Distributions to shareholders:
From net investment income
Class A Shares	(1,617,545)	(2,478,500)
Class B Shares	—	—
Class C Shares	(145,809)	(468,608)
Institutional Shares	(3,148,523)	(3,727,032)
Service Shares	—	—
Class IR Shares	(56,321)	(12,811)
Class R Shares	(20,195)	(31,098)
From net realized gains
Class A Shares	(3,281,231)	(7,853,145)
Class B Shares	—	—
Class C Shares	(685,234)	(1,730,710)
Institutional Shares	(5,870,916)	(9,396,683)
Service Shares	—	—
Class IR Shares	(127,500)	(170,273)
Class R Shares	(58,032)	(85,385)
Total distributions to shareholders	(15,011,306)	(25,954,245)

From share transactions:
Proceeds from sales of shares	226,327,931	205,588,498
Reinvestment of distributions	13,178,995	22,781,478
Cost of shares redeemed	(174,440,829)	(133,424,118)
Net increase (decrease) in net assets resulting from share transactions	65,066,097	94,945,858
TOTAL INCREASE (DECREASE)	66,398,050	97,246,720

Net assets:
Beginning of year	308,325,410	211,078,690
End of year	$374,723,460	$308,325,410
Undistributed (distribution in excess of) net investment income	$(1,872,755)	$(230,042)

(a)	Commenced operations on February 29, 2012.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Short Duration Government Fund		Short Duration Income Fund
For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012	For the Fiscal Year Ended March 31, 2013	For the Period Ended March 31, 2012(a)

$12,148,893	$18,424,514	$571,721	$10,147
(10,477,414)	26,728,359	507,148	(8,052)
9,417,350	(13,627,898)	402,677	(18,538)
11,088,829	31,524,975	1,481,546	(16,443)

(3,867,009)	(3,665,592)	(152,273)	(337)
(357)	(163)	—	—
(174,310)	(51,682)	(1,385)	(2)
(10,833,666)	(10,837,614)	(514,472)	(9,789)
(262,787)	(216,604)	—	—
(248,203)	(180,431)	(1,135)	(8)
—	—	(96)	(5)

(1,928,105)	(149,257)	(53,555)	—
(1,145)	(111)	—	—
(242,333)	(17,475)	(1,092)	—
(3,462,046)	(245,384)	(142,628)	—
(179,480)	(12,585)	—	—
(89,724)	(7,450)	(489)	—
—	—	(32)	—
(21,289,165)	(15,384,348)	(867,157)	(10,141)

838,467,480	1,284,918,598	106,824,219	12,915,887
19,223,598	13,009,593	858,669	10,134
(1,369,737,883)	(1,830,414,905)	(41,294,010)	(71)
(512,046,805)	(532,486,714)	66,388,878	12,925,950
(522,247,141)	(516,346,087)	67,003,267	12,899,366

2,274,931,530	2,791,277,617	12,899,366	—
$1,752,684,389	$2,274,931,530	$79,902,633	$12,899,366
$5,752,634	$4,532,563	$227,253	$346

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$9.49	$0.07	$— (d)	$0.07	$(0.07)
2013 - B	9.47	0.01	0.01	0.02	(0.01)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09	0.01	0.10	(0.09)
2012 - A	9.60	0.09	(0.11)	(0.02)	(0.09)
2012 - B	9.58	0.02	(0.11)	(0.09)	(0.02)
2012 - Institutional	9.59	0.12	(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10	(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11	(0.10)	0.01	(0.12)
2011 - A	9.67	0.10	(0.07)	0.03	(0.10)
2011 - B	9.66	0.03	(0.08)	(0.05)	(0.03)
2011 - Institutional	9.66	0.13	(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11	(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09	(0.04)	0.05	(0.09)
2010 - A	9.51	0.12	0.19	0.31	(0.15)
2010 - B	9.50	0.07	0.17	0.24	(0.08)
2010 - Institutional	9.50	0.16	0.18	0.34	(0.18)
2010 - Administration	9.53	0.14	0.18	0.32	(0.16)
2009 - A	9.67	0.28	(0.12)	0.16	(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.49	0.69%	$50,859	0.68%		0.70%		0.70%		98%
9.48	0.17	200	1.32		1.45		0.08		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	(0.93)	476	1.39		1.44		0.19		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86
9.60	0.29	225,355	0.63		0.68		1.01		71
9.58	(0.56)	929	1.38		1.43		0.26		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(e)	0.43	(e)	1.39	(e)	71
9.67	3.26	371,906	0.63		0.68		1.25		66
9.66	2.49	1,393	1.38		1.43		0.75		66
9.66	3.62	847,623	0.29		0.34		1.64		66
9.69	3.35	2,814	0.54		0.59		1.45		66
9.51	1.73	48,001	0.59		0.78		2.94		180
9.50	1.08	2,218	1.34		1.53		2.21		180
9.50	2.07	222,638	0.25		0.44		3.30		180
9.53	1.92	295	0.50		0.69		3.04		180

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$15.37	$0.11	$0.24	$0.35	$(0.17)	$(0.55)	$(0.72)
2013 - B	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - B	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - B	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)
2010 - A	15.14	0.42	0.25	0.67	(0.39)	(0.24)	(0.63)
2010 - B	15.14	0.31	0.24	0.55	(0.27)	(0.24)	(0.51)
2010 - C	15.14	0.30	0.25	0.55	(0.27)	(0.24)	(0.51)
2010 - Institutional	15.12	0.47	0.25	0.72	(0.44)	(0.24)	(0.68)
2010 - Service	15.11	0.39	0.25	0.64	(0.36)	(0.24)	(0.60)
2010 - IR	15.14	0.41	0.30	0.71	(0.43)	(0.24)	(0.67)
2010 - R	15.14	0.33	0.30	0.63	(0.36)	(0.24)	(0.60)
2009 - A	15.07	0.57	0.16	0.73	(0.60)	(0.06)	(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$15.00	2.26%	$285,955	0.91%	1.00%	0.69%	943%
15.00	1.50	8,180	1.66	1.75	(0.05)	943
15.00	1.50	25,655	1.66	1.75	(0.06)	943
14.97	2.61	346,782	0.57	0.66	0.97	943
14.96	2.07	79,620	1.07	1.16	0.51	943
14.99	2.51	1,509	0.67	0.75	0.93	943
14.98	2.00	21,907	1.16	1.25	0.41	943
15.37	6.32	396,439	0.92	1.00	1.14	763
15.37	5.53	12,109	1.67	1.75	0.39	763
15.37	5.53	32,148	1.67	1.75	0.38	763
15.34	6.69	241,382	0.58	0.66	1.48	763
15.33	6.17	89,677	1.08	1.16	0.97	763
15.36	6.59	1,669	0.67	0.75	1.35	763
15.35	6.07	20,368	1.17	1.25	0.87	763
14.95	3.63	442,915	0.92	0.99	1.53	545
14.95	2.86	17,358	1.67	1.74	0.79	545
14.95	2.86	33,279	1.67	1.74	0.78	545
14.92	3.92	266,217	0.58	0.65	1.86	545
14.91	3.40	98,072	1.08	1.15	1.36	545
14.94	3.89	663	0.67	0.74	1.74	545
14.93	3.31	13,913	1.17	1.24	1.24	545
15.18	4.48	513,457	0.92	1.00	2.74	366
15.18	3.70	29,438	1.67	1.75	2.02	366
15.18	3.68	39,255	1.67	1.75	1.99	366
15.16	4.84	253,997	0.58	0.66	3.06	366
15.15	4.32	100,242	1.08	1.16	2.56	366
15.18	4.67	239	0.67	0.75	2.68	366
15.17	4.22	5,106	1.17	1.25	2.21	366
15.14	5.00	574,520	0.92	0.98	3.84	386
15.14	4.22	45,916	1.67	1.73	3.10	386
15.14	4.19	42,004	1.67	1.73	3.07	386
15.12	5.37	245,475	0.58	0.64	4.21	386
15.11	4.85	90,132	1.08	1.14	3.66	386
15.14	5.19	11	0.67	0.73	4.06	386
15.14	4.85	43	1.17	1.23	3.55	386

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$8.77	$0.04	$— (d)	$0.04	$(0.03)
2013 - Institutional	8.77	0.07	— (d)	0.07	(0.06)
2013 - Service	8.81	0.03	0.01	0.04	(0.02)
2013 - IR	8.76	0.05	0.01	0.06	(0.05)
2012 - A	8.81	0.05	(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08	(0.08)	—	(0.05)
2012 - Service	8.86	0.04	(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07	(0.08)	(0.01)	(0.04)
2011 - A	8.86	0.06	(0.06)	—	(0.05	)(e)
2011 - Institutional	8.86	0.09	(0.05)	0.04	(0.08	)(e)
2011 - Service	8.90	0.04	(0.04)	—	(0.04	)(e)
2011 - IR	8.85	0.08	(0.05)	0.03	(0.07	)(e)
2010 - A	8.77	0.10	0.16	0.26	(0.17	)(e)
2010 - Institutional	8.77	0.13	0.16	0.29	(0.20	)(e)
2010 - Service	8.81	0.11	0.13	0.24	(0.15	)(e)
2010 - IR	8.76	0.10	0.18	0.28	(0.19	)(e)
2009 - A	9.14	0.30	(0.32)	(0.02)	(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

†	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Includes a return of capital amounting to less than $0.005 per share.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND†

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$8.78	0.44%	$47,438	0.74%	0.96%	0.44%	286%
8.78	0.78	158,132	0.40	0.62	0.79	286
8.83	0.41	160	0.89	1.12	0.38	286
8.77	0.69	1,018	0.49	0.71	0.63	286
8.77	(0.21)	85,905	0.75	0.90	0.53	178
8.77	0.01	212,611	0.41	0.56	0.87	178
8.81	(0.44)	448	0.86	1.06	0.41	178
8.76	(0.08)	930	0.50	0.65	0.79	178
8.81	0.00	118,804	0.82	0.87	0.65	175
8.82	0.45	293,924	0.48	0.53	1.00	175
8.86	(0.05)	924	0.98	1.03	0.49	175
8.81	0.36	1,151	0.57	0.62	0.93	175
8.86	2.96	303,400	0.83	0.87	1.14	111
8.86	3.31	487,133	0.49	0.53	1.45	111
8.90	2.78	2,702	0.99	1.03	1.29	111
8.85	3.22	451	0.58	0.62	1.19	111
8.77	(0.26)	97,936	0.83	0.90	3.39	163
8.77	0.07	141,806	0.49	0.56	3.74	163
8.81	(0.42)	2,919	0.99	1.06	3.22	163
8.76	(0.13)	10	0.58	0.65	3.81	163

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$11.16	$0.04	(c)	$0.56	$0.60	$(0.16)	$(0.36)	$—	$(0.52)
2013 - C	11.20	(0.03	)(c)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	(c)	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03	(c)	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	—	(c)(d)	0.57	0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19	(c)	1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13	(c)	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	(c)	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	(c)	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	(c)	1.09	1.27	(0.27)	(0.79)	—	(1.06)
2011 - A	10.89	0.19	(c)	0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11	(c)	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	(c)	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	(c)	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	(c)	0.61	0.78	(0.14)	(0.57)	—	(0.71)
2010 - A	10.51	0.31	(c)	0.29	0.60	(0.22)	—	—	(0.22)
2010 - C	10.54	0.21	(c)	0.32	0.53	(0.14)	—	—	(0.14)
2010 - Institutional	10.54	0.33	(c)	0.32	0.65	(0.26)	—	—	(0.26)
2010 - IR	10.53	0.23	(c)	0.40	0.63	(0.25)	—	—	(0.25)
2010 - R	10.53	0.20	(c)	0.37	0.57	(0.19)	—	—	(0.19)
2009 - A	11.07	0.04		(0.35)	(0.31)	(0.09)	(0.02)	(0.14)	(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of year	Total return(a)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)

$11.24	5.37%	$73,665	0.62%	0.81%	0.39%	230%
11.28	4.57	19,203	1.38	1.56	(0.29)	230
11.28	5.71	276,216	0.28	0.46	0.53	230
11.25	5.63	3,617	0.37	0.55	0.24	230
11.27	5.10	2,023	0.87	1.05	0.02	230
11.16	11.99	123,135	0.63	0.83	1.63	194
11.20	11.24	24,312	1.28	1.58	1.17	194
11.20	12.34	159,075	0.29	0.49	2.05	194
11.17	12.16	393	0.38	0.58	0.21	194
11.19	11.70	1,411	0.88	1.08	1.61	194
10.95	7.53	79,215	0.67	0.83	1.71	211
10.99	6.72	22,111	1.42	1.58	0.96	211
10.99	7.88	108,491	0.33	0.49	1.99	211
10.97	7.80	116	0.42	0.58	1.93	211
10.98	7.36	1,145	0.92	1.08	1.50	211
10.89	5.76	83,263	0.67	0.91	2.88	82
10.93	5.05	21,962	1.42	1.66	1.91	82
10.93	6.20	133,980	0.33	0.57	3.05	82
10.91	6.01	125	0.42	0.66	2.15	82
10.91	5.49	361	0.92	1.16	1.86	82
10.51	(2.68)	45,855	0.67	1.19	0.41	44
10.54	(3.49)	6,890	1.42	1.94	(0.57)	44
10.54	(2.33)	46,706	0.33	0.85	(0.25)	44
10.53	(2.45)	10	0.42	0.94	1.44	44
10.53	(2.90)	11	0.92	1.44	1.01	44

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$10.30	$0.04		$(0.01)	$0.03	$(0.06)	$(0.03)	$(0.09)
2013 - B	10.26	—	(d)	(0.02)	(0.02)	(0.01)	(0.03)	(0.04)
2013 - C	10.23	0.01		(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08		(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03		— (d)	0.03	(0.05)	(0.03)	(0.08)
2013 - IR	10.30	0.07		— (d)	0.07	(0.09)	(0.03)	(0.12)
2012 - A	10.23	0.05		0.06	0.11	(0.04)	— (d)	(0.04)
2012 - B	10.20	0.02		0.04	0.06	— (d)	— (d)	— (d)
2012 - C	10.17	0.02		0.05	0.07	(0.01)	— (d)	(0.01)
2012 - Institutional	10.20	0.09		0.06	0.15	(0.08)	— (d)	(0.08)
2012 - Service	10.19	0.04		0.05	0.09	(0.03)	— (d)	(0.03)
2012 - IR	10.24	0.08		0.05	0.13	(0.07)	— (d)	(0.07)
2011 - A	10.37	0.06		0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - B	10.33	0.01		0.06	0.07	— (d)	(0.20)	(0.20)
2011 - C	10.30	0.01		0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10		0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05		0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09		0.06	0.15	(0.08)	(0.20)	(0.28)
2010 - A	10.36	0.16		0.19	0.35	(0.17)	(0.17)	(0.34)
2010 - B	10.32	0.11		0.17	0.28	(0.10)	(0.17)	(0.27)
2010 - C	10.30	0.08		0.18	0.26	(0.09)	(0.17)	(0.26)
2010 - Institutional	10.33	0.19		0.18	0.37	(0.20)	(0.17)	(0.37)
2010 - Service	10.31	0.14		0.19	0.33	(0.15)	(0.17)	(0.32)
2010 - IR	10.36	0.16		0.21	0.37	(0.19)	(0.17)	(0.36)
2009 - A	10.14	0.27		0.31	0.58	(0.31)	(0.05)	(0.36)
2009 - B	10.10	0.22		0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19		0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31		0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25		0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30		0.31	0.61	(0.34)	(0.05)	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$10.24	0.32%	$471,348	0.81%	0.89%	0.42%	640%
10.20	(0.16)	267	1.28	1.64	(0.04)	640
10.17	(0.06)	69,496	1.19	1.64	0.05	640
10.21	0.66	1,133,613	0.47	0.55	0.77	640
10.20	0.26	53,464	0.97	1.05	0.27	640
10.25	0.67	24,501	0.56	0.64	0.68	640
10.30	1.10	808,034	0.79	0.87	0.53	359
10.26	0.62	491	1.18	1.62	0.15	359
10.23	0.65	95,446	1.15	1.62	0.18	359
10.27	1.45	1,265,479	0.45	0.53	0.87	359
10.25	0.85	69,463	0.95	1.03	0.39	359
10.30	1.25	36,019	0.54	0.62	0.77	359
10.23	1.11	1,013,335	0.82	0.87	0.61	312
10.20	0.69	1,033	1.35	1.62	0.09	312
10.17	0.74	126,533	1.31	1.62	0.12	312
10.20	1.56	1,512,908	0.48	0.53	0.95	312
10.19	1.05	128,073	0.98	1.03	0.45	312
10.24	1.46	9,395	0.57	0.62	0.85	312
10.37	3.38	1,503,139	0.84	0.88	1.53	175
10.33	2.78	3,797	1.44	1.63	1.05	175
10.30	2.53	179,424	1.59	1.63	0.80	175
10.33	3.64	1,921,023	0.50	0.54	1.84	175
10.32	3.23	190,628	1.00	1.04	1.31	175
10.37	3.64	3,366	0.59	0.63	1.54	175
10.36	5.90	933,942	0.86	0.91	2.63	308
10.32	5.29	5,698	1.46	1.66	2.01	308
10.30	5.25	122,944	1.61	1.66	1.84	308
10.33	6.28	850,831	0.52	0.57	3.11	308
10.31	5.76	85,020	1.02	1.07	2.43	308
10.36	6.16	62	0.61	0.66	2.99	308

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED MARCH 31,
2013 - A	$9.96	$0.11		$0.26	$0.37	$(0.13)	$(0.03)	$(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)	(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)	(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)	(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)	(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—	(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(e)	(0.03)	(0.03)	— (e)	—	— (e)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—	(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—	(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(e)	(0.02)	(0.02)	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.17	3.69%	$870	0.79%		1.89%		1.05%		707%
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(d)	6.26	(d)	0.79	(d)	29
9.97	(0.28)	10	1.19	(d)	7.01	(d)	0.38	(d)	29
9.97	(0.21)	11,122	0.45	(d)	5.92	(d)	1.11	(d)	29
9.97	(0.22)	10	0.54	(d)	6.01	(d)	0.97	(d)	29
9.97	(0.25)	10	1.04	(d)	6.51	(d)	0.50	(d)	29

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Enhanced Income	A, B, Institutional, Administration and IR	Diversified
Government Income	A, B, C, Institutional, Service, IR and R	Diversified
High Quality Floating Rate†	A, Institutional, Service and IR	Diversified
Inflation Protected Securities	A, C, Institutional, IR and R	Diversified
Short Duration Government	A, B, C, Institutional, Service and IR	Diversified
Short Duration Income	A, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.
†	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero (2.00% to zero for Short Duration Government Fund), depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded but a Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as a receivable from or payable to the counterparty in the Statement

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Short Duration Income Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Short Duration Income Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the United States (“U.S.”) Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions can be executed by being submitted through a derivatives clearing member (“DCM”), acting in an agency capacity, to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps, the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2013:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$210,296,745	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	25,800,846	4,200,435	—
Asset-Backed Securities	—	57,760,091	—
Foreign Debt Obligations	—	5,229,529	—
Government Guarantee Obligations	—	43,953,935	—
Short-term Investments	—	7,412,065	—
Total	$25,800,846	$328,852,800	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ENHANCED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Credit Default Swap Contracts	$—	$13,923	$—
Liabilities(a)
Futures Contracts	$(127,907)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$270,296,043	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	298,323,929	160,303,078	—
Asset-Backed Securities	—	23,018,976	—
Government Guarantee Obligations	—	9,855,966	—
Municipal Debt Obligations	—	2,601,540	—
Short-term Investments	—	113,400,000	—
Total	$298,323,929	$579,475,603	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(15,338,750)	$—

Derivative Type
Assets
Options Purchased	$—	$1,189,407	$—
Futures Contracts(a)	601,851	—	—
Interest Rate Swap Contracts(a)	—	1,745,055	—
Total	$601,851	$2,934,462	$—
Liabilities(a)
Futures Contracts	$(363,037)	$—	$—
Interest Rate Swap Contracts	—	(62,346)	—
Total	$(363,037)	$(62,346)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$1,222,675	$—
Mortgage-Backed Obligations	—	93,552,712	—
U.S. Treasury Obligations	5,770,666	—	—
Asset-Backed Securities	—	64,244,915	—
Short-term Investments	—	45,200,000	—
Total	$5,770,666	$204,220,302	$—

Derivative Type
Assets
Options Purchased	$—	$891,807	$—
Futures Contracts(a)	106,223	—	—
Interest Rate Swap Contracts(a)	—	415,130	—
Total	$106,223	$1,306,937	$—
Liabilities(a)
Futures Contracts	$(148,074)	$—	$—
Interest Rate Swap Contracts	—	(871)	—
Total	$(148,074)	$(871)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$374,249,791	$—	$—
Short-term Investments	—	4,500,000	—
Total	$374,249,791	$4,500,000	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$355,511	$—
Futures Contracts(a)	177,101	—	—
Interest Rate Swap Contracts(a)	—	71,181	—
Total	$177,101	$426,692	$—
Liabilities(a)
Futures Contracts	$(234,407)	$—	$—
Interest Rate Swap Contracts	—	(527)	—
Total	$(234,407)	$(527)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$727,740,516	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	356,280,445	662,179,013	—
Short-term Investments	—	3,800,000	—
Total	$356,280,445	$1,393,719,529	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(156,150,074)	$—

Derivative Type
Assets
Options Purchased	$—	$4,302,865	$—
Futures Contracts(a)	846,584	—	—
Interest Rate Swap Contracts(a)	—	6,395,976	—
Total	$846,584	$10,698,841	$—
Liabilities(a)
Futures Contracts	$(687,115)	$—	$—
Interest Rate Swap Contracts	—	(1,964,001)	—
Total	$(687,115)	$(1,964,001)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$52,803,368	$—
Mortgage-Backed Obligations	—	5,465,075	—
Asset-Backed Securities	—	9,235,354	—
Foreign Debt Obligations	—	3,695,927	—
Municipal Debt Obligations	—	200,284	—
Government Guarantee Obligations	—	2,640,852	—
U.S. Treasury Obligations	2,946,347	—	—
Short-term Investments	—	7,000,696	—
Total	$2,946,347	$81,041,556	$—

Derivative Type
Assets
Options Purchased	$—	$466,334	$—
Forward Foreign Currency Exchange Contracts(a)	—	140,407	—
Futures Contracts(a)	27,437	—	—
Interest Rate Swap Contracts(a)	—	203,931	—
Credit Default Swap Contracts(a)	—	83,685	—
Total	$27,437	$894,357	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(182,638)	$—
Futures Contracts	(50,725)	—	—
Interest Rate Swap Contracts	—	(132,316)	—
Total	$(50,725)	$(314,954)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	—	$—		Unrealized loss on futures variation margin	$(127,907)	(a)
Credit	Receivable for unrealized gain on swap contracts	13,923		—	—
Total		$13,923			$(127,907)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$3,536,313	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(425,383)	(a)(b)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$1,413,160	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(148,945)	(a)(b)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$603,793	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(234,934)	(a)(b)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$11,545,425	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(2,651,116)	(a)(b)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$697,702	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(183,041)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	83,685		—	—
Currency	Receivable for forward foreign currency exchange contracts	140,407		Payable for forward foreign currency exchange contracts	(182,638)
Total		$921,794			$(365,679)

(a)	Includes unrealized gain (loss) on futures and centrally cleared swaps contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $62,346, $871, $527, $1,736,592 and $132,316 for Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(2,824,486)	$1,541,368	890
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	67,591	(24,057)	1
Total		$(2,756,895)	$1,517,311	891

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$1,005,800	$2,591,748	2,451

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(3,979,431)	$1,222,860	519

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(415,703)	$(122,313)	622

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(22,224,895)	$7,189,081	8,025

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$205,024	$(48,503)	125
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	29,763	83,685	1
Currency	Net realized gain (loss) from foreign currency related transactions/Net unrealized gain (loss) on foreign currency related transactions	162,974	(43,904)	288
Total		$397,761	$(8,722)	414

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.23%[1]
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	[2]
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	[2]
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.20	[2]
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.47	0.42	[3]
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

1	Effective July 30, 2012, the management fee waiver on the Enhanced Income Fund was discontinued. Prior to such date, the effective net management fee waiver was 0.05%.
2	GSAM has agreed to waive a portion of it management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least July 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
3	GSAM has voluntarily agreed to waive a portion of its management fee equal on an annualized basis to 0.05% as an annual percentage rate of the Fund’s average daily net assets. This management fee is temporary and may be modified at any time at the option of GSAM, without shareholder approval.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s Class B Shares in an amount equal to a minimum of 0.15% as an annual percentage rate of the average daily net assets. Goldman Sachs has also agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through at least July 27, 2013 for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended March 31, 2013, Goldman Sachs waived a portion of the distribution and service fees equal to 0.11% of the average daily net assets attributable to Class B Shares of the Enhanced Income Fund, 0.01% of the average daily net assets attributable to each of the Class B and Class C Shares of the Government Income Fund, 0.28% and 0.37% of the average daily net assets attributable to the Class B and Class C Shares, respectively, of the Short Duration Government Fund and 0.36% of the average daily net assets attributable to the Class C Shares of the Short Duration Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Enhanced Income	$633	$—	N/A
Government Income	6,941	—	$17
High Quality Floating Rate	1,004	N/A	N/A
Inflation Protected Securities	17,362	N/A	—
Short Duration Government	4,089	—	27
Short Duration Income	97	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

For the fiscal year ended March 31, 2013, Goldman Sachs waived a portion of the service and shareholder administration fees equal to 0.02% of the average daily net assets attributable to the Service Class of the High Quality Floating Rate Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional, Service and Administrative Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds as an annual percentage rate of average daily net assets are 0.064%, 0.004%, 0.054%, 0.044%, 0.004% and 0.014% respectively. These Other Expense reimbursements will remain in place through at least July 27, 2013 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Management Fees	Class A Distribution and Service Fees	Class B Distribution and Service Fees	Class C Distribution and Service Fees	Service Class Fees	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$85,150	$—	$358	N/A	N/A	$314	$—	$85,822
Government Income	80,588	—	563	$1,737	$—	3,001	589,048	674,937
High Quality Floating Rate	214,724	594	—	—	37	1,840	300,483	517,678
Inflation Protected Securities	426,881	—	N/A	—	N/A	46	163,564	590,491
Short Duration Government	999,919	—	1,082	307,543	—	13,060	591,489	1,913,093
Short Duration Income	—	—	N/A	499	—	259	515,187	515,945

As of March 31, 2013, the amounts owed to affiliates of the Funds were as follows:

	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Other Expense Reimbursement Adjustment	Total
Enhanced Income	$76,086	$19,677	$19,316	$24,428	$139,507
Government Income	348,839	100,361	53,857	—	503,057
High Quality Floating Rate	54,462	11,842	11,594	—	77,898
Inflation Protected Securities	64,042	42,195	23,622	—	129,859
Short Duration Government	641,498	150,663	107,400	—	899,561
Short Duration Income	27,112	1,648	3,295	—	32,055
G.  Line of Credit Facility — As of March 31, 2013, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000. Effective May 8, 2013, the committed amount available through the facility increased to $780,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2013, Goldman Sachs earned approximately $17,000, $62,200, $13,800, $16,400, $192,700 and $4,100 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant on behalf of Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 5% or more of outstanding Class B, Class C, Institutional, Class IR and Class R Shares of the following funds:

Fund	Class B	Class C	Institutional Class	Class IR	Class R
Enhanced Income	5%	—	—	—	—
Short Duration Income	—	6%	13%	7%	100%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$232,978,542	$194,159,898	$282,724,367	$278,679,187
Government Income	8,139,912,683	26,229,723	8,215,207,243	86,954,326
High Quality Floating Rate	640,736,259	63,160,391	748,300,872	130,985,573
Inflation Protected Securities	802,777,674	—	749,605,832	—
Short Duration Government	15,228,540,162	9,077,981	15,695,641,688	166,170,843
Short Duration Income	294,390,983	75,289,656	292,410,368	12,702,301

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Distributions paid from:
Ordinary income	$4,526,678	$29,492,424	$1,378,402	$14,670,748	$20,670,773	$863,448
Net long-term capital gains	—	8,551,071	—	340,558	618,392	3,709
Total taxable distributions	$4,526,678	$38,043,495	$1,378,402	$15,011,306	$21,289,165	$867,157

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Distributions paid from:
Ordinary income	$8,302,960	$28,144,307	$1,780,455	$25,361,910	$15,384,348	$10,141
Net long-term capital gains	—	—	—	592,335	—	—
Total taxable distributions	$8,302,960	$28,144,307	$1,780,455	$25,954,245	$15,384,348	$10,141

As of March 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows.

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Undistributed ordinary income — net	$514,777	$340,693	$33,158	$3,066,328	$573,940	$296,773
Undistributed long-term capital gains	—	1,778,199	—	214,671	—	20,422
Total undistributed earnings	$514,777	$2,118,892	$33,158	$3,280,999	$573,940	$317,195
Capital loss carryforwards:(1)(2)
Expiring 2014	$(320,682)	$—	$(2,842,873)	$—	$—	$—
Expiring 2015	(987,433)	—	(4,261,952)	—	—	—
Expiring 2016	(2,472,185)	—	—	—	—	—
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—
Perpetual Short-Term	(2,576,500)	—	—	—	—	—
Perpetual Long-Term	(2,501,447)	—	(1,584,727)	—	—	—
Total capital loss carryforwards	$(19,573,408)	$—	$(33,029,454)	$—	$—	$—
Timing differences (Income Distributions Payable, Qualified Late Year and Straddle Loss Deferrals)	$(93,588)	$(8,475,197)	$(404,101)	$(8,428,236)	$(14,855,690)	$(188,402)
Unrealized gains — net	2,819,864	14,992,223	1,073,975	15,210,719	28,783,259	461,098
Total accumulated earnings (losses) — net	$(16,332,355)	$8,635,918	$(32,326,422)	$10,063,482	$14,501,509	$589,891

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated. The Enhanced Income and High Quality Floating Rate Funds had capital loss carryforwards of $352,397 and $7,818,636, respectively, that expired in the current fiscal year.
(2)	The Enhanced Income and High Quality Floating Rate Funds utilized $1,337,958 and $1,140,333, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

7. TAX INFORMATION (continued)

As of March 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income
Tax Cost	$351,984,313	$865,686,534	$210,223,059	$363,965,237	$1,729,950,221	$84,158,928
Gross unrealized gain	3,097,856	14,239,145	1,699,112	16,278,455	26,398,411	527,597
Gross unrealized loss	(428,523)	(936,740)	(1,039,396)	(1,138,390)	(2,045,793)	(232,288)
Net unrealized gain	$2,669,333	$13,302,405	$659,716	$15,140,065	$24,352,618	$295,309
Net unrealized gain on other investments	150,531	1,689,818	414,259	70,654	4,430,641	165,789
Net unrealized gain	$2,819,864	$14,992,223	$1,073,975	$15,210,719	$28,783,259	$461,098

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, dividend redesignations and the differences in tax treatment relating to inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Income	$(352,397)	$502,565	$(150,168)
Government Income	—	(3,036,240)	3,036,240
High Quality Floating Rate	(7,818,636)	8,913,482	(1,094,846)
Inflation Protected Securities	—	(1,958,434)	1,958,434
Short Duration Government	(228)	(4,457,282)	4,457,510
Short Duration Income	(2,046)	(322,501)	324,547

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

8. OTHER RISKS (continued)

conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,521,949	$61,935,562	8,429,169	$80,441,213
Reinvestment of distributions	64,100	608,251	175,366	1,668,251
Shares converted from Class B(a)	12,405	117,858	28,534	271,009
Shares redeemed	(12,851,034)	(121,987,823)	(20,508,985)	(194,751,596)
	(6,252,580)	(59,326,152)	(11,875,916)	(112,371,123)
Class B Shares
Shares sold	1	8	3	28
Reinvestment of distributions	22	208	134	1,274
Shares converted to Class A(a)	(12,428)	(117,858)	(28,583)	(271,009)
Shares redeemed	(16,741)	(158,633)	(18,236)	(173,216)
	(29,146)	(276,275)	(46,682)	(442,923)
Institutional Shares
Shares sold	37,329,360	353,778,588	28,766,612	273,385,851
Reinvestment of distributions	374,716	3,551,991	593,038	5,635,455
Shares redeemed	(48,263,963)	(457,406,849)	(47,934,529)	(455,049,701)
	(10,559,887)	(100,076,270)	(18,574,879)	(176,028,395)
Administration Shares
Shares sold	2,348	22,333	151,985	1,455,717
Reinvestment of distributions	281	2,673	1,176	11,211
Shares redeemed	(156,524)	(1,488,759)	(265,094)	(2,530,998)
	(153,895)	(1,463,753)	(111,933)	(1,064,070)
Class IR Shares
Shares sold	37,096	351,706	500,051	4,753,449
Reinvestment of distributions	1,747	16,557	2,579	24,400
Shares redeemed	(112,273)	(1,064,116)	(287,412)	(2,719,013)
	(73,430)	(695,853)	215,218	2,058,836
NET DECREASE	(17,068,938)	$(161,838,303)	(30,394,192)	$(287,847,675)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,015,302	$77,489,526	8,615,857	$133,101,236
Reinvestment of distributions	931,302	14,146,407	799,473	12,319,251
Shares converted from Class B(a)	56,690	867,542	135,799	2,090,244
Shares redeemed	(12,731,886)	(196,024,543)	(13,386,289)	(206,021,816)
	(6,728,592)	(103,521,068)	(3,835,160)	(58,511,085)
Class B Shares
Shares sold	53,745	827,766	144,496	2,237,029
Reinvestment of distributions	21,386	323,724	20,102	309,648
Shares converted to Class A(a)	(56,690)	(867,542)	(135,799)	(2,090,244)
Shares redeemed	(260,908)	(4,018,871)	(402,177)	(6,174,441)
	(242,467)	(3,734,923)	(373,378)	(5,718,008)
Class C Shares
Shares sold	488,310	7,534,250	751,404	11,613,084
Reinvestment of distributions	57,433	868,542	40,473	623,524
Shares redeemed	(926,941)	(14,238,307)	(926,393)	(14,208,849)
	(381,198)	(5,835,515)	(134,516)	(1,972,241)
Institutional Shares
Shares sold	16,216,247	249,170,782	8,898,646	136,524,936
Reinvestment of distributions	808,535	12,251,214	428,891	6,599,400
Shares redeemed	(9,594,977)	(146,609,378)	(11,432,867)	(176,286,916)
	7,429,805	114,812,618	(2,105,330)	(33,162,580)
Service Shares
Shares sold	2,047,613	31,345,142	2,533,550	39,200,159
Reinvestment of distributions	191,548	2,899,067	159,635	2,453,781
Shares redeemed	(2,766,367)	(42,471,268)	(3,420,316)	(52,593,519)
	(527,206)	(8,227,059)	(727,131)	(10,939,579)
Class IR Shares
Shares sold	99,378	1,550,773	80,709	1,251,366
Reinvestment of distributions	5,329	81,019	2,823	43,524
Shares redeemed	(112,715)	(1,754,371)	(19,231)	(298,165)
	(8,008)	(122,579)	64,301	996,725
Class R Shares
Shares sold	580,648	8,967,812	544,571	8,381,123
Reinvestment of distributions	65,536	992,602	36,729	565,384
Shares redeemed	(510,549)	(7,847,312)	(186,261)	(2,865,105)
	135,635	2,113,102	395,039	6,081,402
NET DECREASE	(322,031)	$(4,515,424)	(6,716,175)	$(103,225,366)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	High Quality Floating Rate Fund(a)

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,055,691	$26,767,076	7,247,868	$63,621,275
Reinvestment of distributions	26,309	230,500	25,921	227,233
Shares redeemed	(7,477,913)	(65,598,280)	(10,953,976)	(96,102,133)
	(4,395,913)	(38,600,704)	(3,680,187)	(32,253,625)
Institutional Shares
Shares sold	16,227,150	142,424,709	11,272,574	98,930,807
Reinvestment of distributions	97,572	855,115	118,287	1,037,559
Shares redeemed	(22,555,537)	(197,817,129)	(20,473,420)	(179,568,546)
	(6,230,815)	(54,537,305)	(9,082,559)	(79,600,180)
Service Shares
Shares sold	352	3,103	2,261	19,939
Reinvestment of distributions	68	597	87	764
Shares redeemed	(33,164)	(291,396)	(55,790)	(491,190)
	(32,744)	(287,696)	(53,442)	(470,487)
Class IR Shares
Shares sold	262,173	2,295,154	86,546	758,864
Reinvestment of distributions	948	8,297	418	3,661
Shares redeemed	(253,180)	(2,217,276)	(111,399)	(978,710)
	9,941	86,175	(24,435)	(216,185)
NET DECREASE	(10,649,531)	$(93,339,530)	(12,840,623)	$(112,540,477)

(a)	Formerly, Goldman Sachs Ultra-Short Duration Government Fund. Effective July 27, 2012, the Fund changed its name to the Goldman Sachs High Quality Floating Rate Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,494,983	$62,714,454	8,459,060	$97,217,003
Reinvestment of distributions	409,664	4,694,050	862,847	9,661,381
Shares redeemed	(10,383,922)	(117,891,809)	(5,523,827)	(63,283,577)
	(4,479,275)	(50,483,305)	3,798,080	43,594,807
Class C Shares
Shares sold	361,494	4,181,470	952,079	10,899,837
Reinvestment of distributions	54,665	628,133	117,346	1,316,371
Shares redeemed	(884,764)	(10,123,081)	(911,224)	(10,368,501)
	(468,605)	(5,313,478)	158,201	1,847,707
Institutional Shares
Shares sold	13,351,005	152,153,055	8,194,745	94,166,957
Reinvestment of distributions	660,740	7,595,043	1,022,642	11,505,098
Shares redeemed	(3,734,541)	(42,769,837)	(4,890,767)	(56,744,577)
	10,277,204	116,978,261	4,326,620	48,927,478
Class IR Shares
Shares sold	538,397	6,171,062	223,482	2,588,316
Reinvestment of distributions	16,031	183,792	16,313	182,259
Shares redeemed	(268,097)	(3,081,203)	(215,135)	(2,433,385)
	286,331	3,273,651	24,660	337,190
Class R Shares
Shares sold	96,760	1,107,890	62,678	716,385
Reinvestment of distributions	6,791	77,977	10,367	116,369
Shares redeemed	(50,173)	(574,899)	(51,306)	(594,078)
	53,378	610,968	21,739	238,676
NET INCREASE	5,669,033	$65,066,097	8,329,300	$94,945,858

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	22,925,195	$235,986,236	36,619,021	$376,296,790
Reinvestment of distributions	522,032	5,363,762	334,226	3,435,497
Shares converted from Class B(a)	762	7,845	3,645	37,452
Shares redeemed	(55,889,182)	(574,802,959)	(57,503,050)	(591,029,107)
	(32,441,193)	(333,445,116)	(20,546,158)	(211,259,368)
Class B Shares
Shares sold	1,059	10,870	2	22
Reinvestment of distributions	136	1,389	22	228
Shares converted to Class A(a)	(765)	(7,845)	(3,659)	(37,452)
Shares redeemed	(22,141)	(226,967)	(49,833)	(510,729)
	(21,711)	(222,553)	(53,468)	(547,931)
Class C Shares
Shares sold	713,950	7,298,634	1,817,829	18,562,941
Reinvestment of distributions	28,650	292,189	4,672	47,665
Shares redeemed	(3,241,780)	(33,133,073)	(4,938,344)	(50,422,502)
	(2,499,180)	(25,542,250)	(3,115,843)	(31,811,896)
Institutional Shares
Shares sold	56,457,547	578,654,456	80,953,973	829,714,176
Reinvestment of distributions	1,252,796	12,835,220	892,936	9,149,548
Shares redeemed	(69,949,364)	(717,266,777)	(106,872,813)	(1,094,993,778)
	(12,239,021)	(125,777,101)	(25,025,904)	(256,130,054)
Service Shares
Shares sold	549,448	5,626,423	949,254	9,714,157
Reinvestment of distributions	38,488	393,594	18,909	193,402
Shares redeemed	(2,120,001)	(21,716,847)	(6,764,372)	(69,168,267)
	(1,532,065)	(15,696,830)	(5,796,209)	(59,260,708)
Class IR Shares
Shares sold	1,057,598	10,890,861	4,920,960	50,630,507
Reinvestment of distributions	32,811	337,444	17,817	183,253
Shares redeemed	(2,195,480)	(22,591,260)	(2,360,901)	(24,290,517)
	(1,105,071)	(11,362,955)	2,577,876	26,523,243
NET DECREASE	(49,838,241)	$(512,046,805)	(51,959,706)	$(532,486,714)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Period Ended March 31, 2012(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,170,049	$21,862,193	175,392	$1,745,031
Reinvestment of distributions	19,505	197,535	34	337
Shares redeemed	(2,279,451)	(23,181,813)	(2)	(26)
	(89,897)	(1,122,085)	175,424	1,745,342
Class C Shares
Shares sold	124,220	1,254,699	1,001	10,011
Reinvestment of distributions	225	2,281	—	—
Shares redeemed	(108,301)	(1,095,102)	(1)	(10)
	16,144	161,878	1,000	10,001
Institutional Shares
Shares sold	8,221,773	83,562,727	1,114,759	11,140,820
Reinvestment of distributions	64,751	657,100	982	9,789
Shares redeemed	(1,673,044)	(17,012,641)	(2)	(15)
	6,613,480	67,207,186	1,115,739	11,150,594
Class IR Shares
Shares sold	14,241	144,600	1,001	10,010
Reinvestment of distributions	160	1,624	1	8
Shares redeemed	(438)	(4,454)	(1)	(10)
	13,963	141,770	1,001	10,008
Class R Shares
Shares sold	—	—	1,001	10,015
Reinvestment of distributions	13	129	—	—
Shares redeemed	—	—	(1)	(10)
	13	129	1,000	10,005
NET INCREASE	6,553,703	$66,388,878	1,294,164	$12,925,950

(a)	Commenced operations on February 29, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund (formerly Goldman Sachs Ultra-Short Duration Government Fund), Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Income Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2013

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund
Share Class	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*
Class A
Actual	$1,000.00	$1,001.00		$3.54	$1,000.00	$994.40		$4.52	$1,000.00	$1,002.30		$3.69
Hypothetical 5% return	1,000.00	1,021.39	+	3.58	1,000.00	1,020.39	+	4.58	1,000.00	1,021.24	+	3.73
Class B
Actual	1,000.00	999.00		6.63	1,000.00	990.80		8.19	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.30	+	6.69	1,000.00	1,016.70	+	8.30	N/A	N/A		N/A
Class C
Actual	N/A	N/A		N/A	1,000.00	990.80		8.19	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.70	+	8.30	N/A	N/A		N/A
Institutional
Actual	1,000.00	1,003.80		1.85	1,000.00	995.50		2.84	1,000.00	1,002.80		2.00
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	1,022.09	+	2.87	1,000.00	1,022.94	+	2.02
Administration
Actual	1,000.00	1,001.50		3.14	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.79	+	3.18	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	993.60		5.32	1,000.00	1,001.60		4.34
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.60	+	5.39	1,000.00	1,020.59	+	4.38
Class IR
Actual	1,000.00	1,003.40		2.30	1,000.00	995.60		3.28	1,000.00	1,002.40		2.50
Hypothetical 5% return	1,000.00	1,022.64	+	2.32	1,000.00	1,021.64	+	3.33	1,000.00	1,022.44	+	2.52
Class R
Actual	N/A	N/A		N/A	1,000.00	992.50		5.76	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.15	+	5.84	N/A	N/A		N/A

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2013 (Unaudited) (continued)

	Inflation Protected Securities Fund				Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*
Class A
Actual	$1,000.00	$999.80		$3.09	$1,000.00	$998.10		$4.04	$1,000.00	$1,012.00		$4.01
Hypothetical 5% return	1,000.00	1,021.84	+	3.13	1,000.00	1,020.89	+	4.08	1,000.00	1,020.94	+	4.03
Class B
Actual	N/A	N/A		N/A	1,000.00	995.40		6.67	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.25	+	6.74	N/A	N/A		N/A
Class C
Actual	1,000.00	996.10		6.87	1,000.00	996.10		5.97	1,000.00	1,008.90		5.96
Hypothetical 5% return	1,000.00	1,018.05	+	6.94	1,000.00	1,018.95	+	6.04	1,000.00	1,019.00	+	5.99
Institutional
Actual	1,000.00	1,001.50		1.40	1,000.00	1,000.80		2.34	1,000.00	1,012.60		2.26
Hypothetical 5% return	1,000.00	1,023.54	+	1.41	1,000.00	1,022.59	+	2.37	1,000.00	1,022.69	+	2.27
Service
Actual	N/A	N/A		N/A	1,000.00	998.20		4.83	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.10	+	4.89	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,001.00		1.90	1,000.00	1,000.30		2.79	1,000.00	1,012.20		2.71
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,022.14	+	2.82	1,000.00	1,022.24	+	2.72
Class R
Actual	1,000.00	999.40		4.34	N/A	N/A		N/A	1,000.00	1,009.60		5.21
Hypothetical 5% return	1,000.00	1,020.59	+	4.38	N/A	N/A		N/A	1,000.00	1,019.75	+	5.24

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Enhanced Income	0.71%	1.33%	N/A	0.37%	N/A	0.46%	N/A
Government Income	0.91	1.65	1.65%	0.57	1.07%	0.66	1.16%
High Quality Floating Rate	0.74	N/A	N/A	0.40	0.87	0.50	N/A
Inflation Protected Securities	0.62	N/A	1.38	0.28	N/A	0.38	0.87
Short Duration Government	0.81	1.34	1.20	0.47	0.97	0.56	N/A
Short Duration Income	0.80	N/A	1.19	0.45	N/A	0.54	1.04

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is Director, Apollo Investment Corporation (a business development company) (2008-Present); and Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	105	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	105	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	105	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	105	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2012, the Trust consisted of 90 portfolios (81 of which offered shares to the public). Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Government Income, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds designate $8,551,071, $340,558, $618,392, and $3,709 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2013.

Pursuant to Section 871(k) of the Internal Revenue Code, the Government Income, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds designate $20,124,773, $11,102,537, $5,275,166, and $194,087 respectively, as short-term capital gain dividends paid during the year ended March 31, 2013.

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $3,568,211 as interest-related dividends paid during the year ended March 31, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $748.1 billion in assets under management as of March 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity4

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured US Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2013, and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 98141.MF.MED.TMPL / 4 / 2013 SDFIAR13 / 37K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,311,663	$3,013,203	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$36,000	Other attest services.

Tax Fees:

• PwC	$538,925	$381,228	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $726,025 and $806,411 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2012. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2013